UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.     )

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CIM Commercial Trust Corporation
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CIM COMMERCIAL TRUST CORPORATION
17950 PRESTON ROAD, SUITE 600
DALLAS, TEXAS 75252

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

January 9, 2019

To our stockholders:

The Information Statement enclosed herewith has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to holders of shares of common stock, par value $0.001 per share (“Common Stock”), of CIM Commercial Trust Corporation (the “Company,” “we” or “us”).

The purpose of the Information Statement is to inform you that the Company has obtained the approval, by way of written consent in lieu of a meeting, of our principal stockholder, which owned 95.05% of the issued and outstanding shares of Common Stock as of the December 13, 2018 record date, of the sale of any or all of the properties of the Company listed in the immediately following sentence so long as the aggregate net proceeds from the sale(s) (excluding any property-level cash or restricted cash but after giving effect to any adjustments to the sale price of each property as any authorized officer of the Company determines customary or appropriate in these circumstances, including the settlement of any related property-level assets and liabilities, repayment, assumption, or defeasance of any related mortgage and the costs associated with such repayment, assumption or defeasance, and the costs and expenses incurred in connection with the sale(s)) are not less than 90% of the aggregate net asset value of the properties (determined as of September 30, 2018 on a fair value basis) that are sold (such sales, collectively, the “Asset Sale”).  The properties included in the Asset Sale are 260 Townsend Street, 1333 Broadway, 1901 Harrison Street, 1 Kaiser Plaza, 2100 Franklin Street, 2101 Webster Street, 2353 Webster Street, 830 1st Street and 999 N Capitol Street. If all the properties that may be included in the Asset Sale are sold, based on information available to the Company as of the date hereof, the Company expects to receive aggregate net proceeds of approximately $690 million.

All necessary corporate approvals in connection with the Asset Sale have been duly obtained in accordance with the Maryland General Corporation Law and our charter and bylaws.  As a result, no stockholder meeting will be held and no additional written consents will be sought by us.  No dissenters’ rights will be afforded to our stockholders in connection with the Asset Sale.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required of you.  Pursuant to rules under the Exchange Act, the Asset Sale may not be effected until at least 20 days after the date the Information Statement has been mailed to our stockholders, which date of mailing is on or about January 11, 2019.  There can be no assurance that the Asset Sale will be consummated in whole or in part.

Sincerely,

/s/ Charles E. Garner II
Charles E. Garner II
Chief Executive Officer

CIM COMMERCIAL TRUST CORPORATION
17950 PRESTON ROAD, SUITE 600
DALLAS, TEXAS 75252

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or otherwise furnished to you by the board of directors (the “Board of Directors”) of CIM Commercial Trust Corporation (the “Company,” “we,” or “us”) to inform you that the Company has obtained the approval, by way of written consent in lieu of a meeting, of our principal stockholder (the “Approving Stockholder”) with respect to 41,627,739 shares of our common stock, par value $0.001 per share (“Common Stock”), as of December 13, 2018 (the “Record Date”), representing 95.05% of our then total issued and outstanding shares of Common Stock, of the sale of any or all of the properties of the Company listed in the immediately following sentence so long as the aggregate net proceeds from the sale(s) (excluding any property-level cash or restricted cash but after giving effect to any adjustments to the sale price of each property as any authorized officer of the Company determines customary or appropriate in these circumstances, including the settlement of any related property-level assets and liabilities, repayment, assumption, or defeasance of any related mortgage and the costs associated with such repayment, assumption or defeasance, and the costs and expenses incurred in connection with the sale(s)) are not less than 90% of the aggregate net asset value of the properties (determined as of September 30, 2018 on a fair value basis) that are sold (such sales, collectively, the “Asset Sale”).  The properties included in the Asset Sale are 260 Townsend Street, 1333 Broadway, 1901 Harrison Street, 1 Kaiser Plaza, 2100 Franklin Street, 2101 Webster Street, 2353 Webster Street, 830 1st Street and 999 N Capitol Street. If all the properties that may be included in the Asset Sale are sold, based on information available to the Company as of the date hereof, the Company expects to receive aggregate net proceeds of approximately $690 million.

On December 4, 2018, our Board of Directors approved and declared advisable the Asset Sale and recommended that the Asset Sale be submitted for approval by the Approving Stockholder in accordance with the Maryland General Corporation Law (the “MGCL”) and our charter and bylaws.  The Approving Stockholder, holding greater than a majority of the issued and outstanding shares of our Common Stock, has approved the Asset Sale by written consent in lieu of a meeting in accordance with the MGCL and Section 15 of Article II of our Bylaws.

Accordingly, all necessary corporate approvals in connection with the Asset Sale have been duly obtained.  As a result, no stockholder meeting will be held and no additional written consents will be sought by us.  No dissenters’ rights will be afforded to our stockholders in connection with the Asset Sale.

We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner prescribed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.  Pursuant to rules under the Exchange Act, the Asset Sale may not be effected until at least 20 days after the date the Information Statement has been mailed to our stockholders.  This Information Statement is first being mailed on or about January 11, 2019 to the holders of record of shares of Common Stock at the close of business on the Record Date.  There can be no assurance that the Asset Sale will be consummated in whole or in part.

This Information Statement is dated January 9, 2019.

SUMMARY TERM SHEET

The following is a brief summary of certain information contained elsewhere in this Information Statement, including the Annexes to this Information Statement.  Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Information Statement and in the Annexes to this Information.  You are urged to read this Information Statement and the Annexes to this Information Statement in their entirety.

The Asset Sale

•                  Properties to be Sold.  The properties that may be included in the Asset Sale are 260 Townsend Street, 1333 Broadway, 1901 Harrison Street, 1 Kaiser Plaza, 2100 Franklin Street, 2101 Webster Street, 2353 Webster Street, 830 1st Street and 999 N Capitol Street.  For further information, refer to “The Asset Sale—Properties to be Sold” in this Information Statement.

•                  Sale Price.  The Company is authorized to sell any or all of the properties in the Asset Sale so long as the aggregate net proceeds from the sale(s) (excluding any property-level cash or restricted cash but after giving effect to any adjustments to the sale price of each property as any authorized officer of the Company determines customary or appropriate in these circumstances, including the settlement of any related property-level assets and liabilities, repayment, assumption, or defeasance of any related mortgage and the costs associated with such repayment, assumption or defeasance, and the costs and expenses incurred in connection with the sale(s)) are not less than 90% of the aggregate net asset value of the properties (determined as of September 30, 2018 on a fair value basis) that are sold.  If all the properties that may be included in the Asset Sale are sold, based on information available to the Company as of the date hereof, the Company expects to receive aggregate net proceeds of approximately $690 million.

•                  Purchase and Sale Agreements.  We have actively marketed all properties expected to be sold in the Asset Sale.  Other than with respect to 260 Townsend Street for which the Company has entered into a purchase and sale agreement with a sale price of $66 million, the Company has not entered into any definitive agreement with respect to the Asset Sale.  There can be no assurance that the Asset Sale will be consummated, whether in whole or in part.  Each of the Board of Directors and the Approving Stockholder has approved the sale of the properties described in this Information Statement at the aggregate purchase price described above, with all other terms to be negotiated by management of the Company.

•                  Federal Income Tax Consequences of the Asset Sale.  The expected federal income tax consequences of the Asset Sale to the Company are described in “The Asset Sale—Certain Federal Income Tax Consequences” in this Information Statement.

•                  For further information regarding the Asset Sale, refer to “The Asset Sale” in this Information Statement.

No Appraisal Rights

Under the MGCL and the Company’s charter and bylaws, the stockholders have no dissenters’ rights with respect to the Asset Sale.  See “No Appraisal Rights” in this Information Statement.

Where You Can Find More Information

We are subject to the reporting requirements of the Exchange Act.  In accordance with the Exchange Act, we are required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”) relating to our business, financial condition and other matters.  See “Where You Can Find More Information” in this Information Statement for additional information regarding our reporting obligations.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including a description of certain potential events.  You can identify these statements by the fact that they do not relate strictly to historical or current facts or discuss the business and affairs of the Company on a prospective basis.  Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “target,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “potential,” “forecast,” “seek,” “plan,” or “should” or the negative or other words or expressions of similar meaning, may identify forward-looking statements.

The Company bases these forward-looking statements on particular assumptions that it has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances.  These forward-looking statements are necessarily estimates reflecting the judgment of the Company and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements.  These statements are not guarantees of performance or results and speak only as of the date hereof.  These forward-looking statements involve risks, uncertainties and assumptions.  In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire.  New factors emerge from time to time, and it is not possible for us to predict all of them.  Nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors may cause results to differ materially from those contained in any forward-looking statement.  We undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

ABOUT THE COMPANY

Company Overview

CIM Commercial Trust Corporation is a Maryland corporation and real estate investment trust (“REIT”).  Our principal business is to acquire, own, and operate Class A and creative office assets in vibrant and improving urban communities throughout the United States.  These communities are located in areas that include traditional downtown areas and suburban main streets, which have high barriers to entry, high population density, improving demographic trends and a propensity for growth.  We believe that the critical mass of redevelopment in such areas creates positive externalities, which enhance the value of substantially stabilized assets in the area.  We believe that these assets will provide greater returns than similar assets in other markets as a result of the improving demographics, public commitment, and significant private investment that characterize these areas.

We are operated by affiliates of CIM Group, L.P. (“CIM Group”).  CIM Group is a vertically-integrated owner and operator of real assets with multi-disciplinary expertise and in-house research, acquisition, credit analysis, development, finance, leasing, and property management capabilities.  CIM Group is headquartered in Los Angeles, California and has offices in Oakland, California; Bethesda, Maryland; Dallas, Texas; New York, New York; Chicago, Illinois; and Phoenix, Arizona.

If the potential recapitalization of the Company, as described below in “—Potential Recapitalization,” is completed, while we would remain principally focused on Class A and creative office assets (including improving and developing such assets), we may also participate more actively in other CIM Group urban real estate strategies and product types in order to broaden our participation in CIM Group’s platform and capabilities for the benefit of all classes of stockholders.  This may include investing in other urban product types directly, side-by-side with one or more funds of CIM Group, through direct deployment of capital in a CIM Group real estate or debt fund, or deploying capital in or originating loans that are secured directly or indirectly by properties primarily located in Qualified Communities that meet our strategy. Such loans may include limited and or non-recourse junior (mezzanine, B-note or 2nd lien) and senior acquisition, bridge or repositioning loans.

As of September 30, 2018, our real estate portfolio consisted of 21 assets, all of which are fee-simple properties.  As of September 30, 2018, our 19 office properties (including one parking garage and two development sites, one of which is being used as a parking lot), totaling approximately 3.4 million rentable square feet, were 93.6% occupied and one hotel with an ancillary parking garage, which has a total of 503 rooms, had revenue per available room (“RevPAR”) of $134.14 for the nine months ended September 30, 2018.

Our Common Stock is currently traded on the Nasdaq Global Market (“Nasdaq”) and on the Tel Aviv Stock Exchange (the “TASE”), in each case under the ticker symbol “CMCT.” Our Series L preferred stock, par value $0.001 per share (“Series L Preferred Stock”), is currently traded on Nasdaq and on the TASE, in each case under the ticker symbol “CMCTP.” We have authorized for issuance 900,000,000 shares of common stock and 100,000,000 shares of preferred stock (“Preferred Stock”).

Our principal executive offices are located at 17950 Preston Road, Suite 600, Dallas, Texas 75252 and our telephone number is (972) 349-3200.

Potential Recapitalization

The Asset Sale represents a part of a broader plan of recapitalization that the Company is exploring with the purpose of, among other things, unlocking embedded value, enhancing growth prospects and improving the trading liquidity of its Common Stock.  The potential recapitalization is expected to involve the Asset Sale, the Potential Repayment (as defined below), the Potential Return of Capital Event (as defined below) and the Potential CIM REIT Liquidation (as defined below) (collectively, the “Potential Recapitalization”).  There can be no guarantee that any of the transactions described herein will occur or, if any or all of them occur, that they will occur in the form currently contemplated.  If any or all of the transactions described herein occur, the financial information reported in this Information Statement may not necessarily be indicative of future operating results or operating conditions.

Repayment of Certain Indebtedness.  If the Asset Sale occurs, we may use a portion of the net proceeds from the Asset Sale to repay balances on certain of the Company’s indebtedness (the “Potential Repayment”).

Return of Capital to Holders of Common Stock.  The net proceeds from the Asset Sale remaining following the Potential Repayment, as well as a portion of our unrestricted cash balances, may be used to return capital to holders of our Common Stock for consideration approximating our net asset value (“NAV”) per share of Common Stock, after certain adjustments (as described in “Unaudited Pro Forma Consolidated Financial Information” in this Information Statement), in one or more transactions, which may take the form of a special dividend, private repurchase or tender offer (collectively the “Potential Return of Capital Event”).

CIM REIT Liquidation.  As of January 8, 2019, CIM Urban REIT, LLC, a fund operated by affiliates of CIM Group (“CIM REIT”), beneficially owns 95.05% of our outstanding Common Stock.  We have been informed that, if the Asset Sale and Potential Return of Capital Event occur, CIM Group intends to liquidate CIM REIT by distributing to its members, consisting of 27 institutional investors, all shares of our Common Stock then held by CIM REIT (the “Potential CIM REIT Liquidation”).  We expect that such distribution, if it occurs, will increase our public float to approximately 98% (from approximately 4% today), which is expected to improve trading volume over time and make our Common Stock eligible for inclusion in several indices.

Preferred Stock. The Company believes that there will be more clarity to the makeup of the Company’s portfolio, the aggregate sale price in any asset sales and the trading price of the Company’s common stock relative to its NAV following the Potential Recapitalization. The Company has met and consulted with certain holders of the Preferred Stock as it considers such engagement to be important and expects to continue to provide updates at significant milestones during the Potential Recapitalization process. Following the Potential Recapitalization, the Company intends to finalize any alternatives for its preferred stockholders with terms that the Company believes holders will then find satisfactory.

AUTHORITY TO CONSUMMATE THE ASSET SALE

Under the MGCL and the Company’s charter and bylaws, at a meeting of the stockholders at which a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is necessary to authorize the Asset Sale.  Under the MGCL and the Company’s charter and bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting if the action is advised, and submitted to the stockholders for approval, by the Board of Directors and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders (at which all shares entitled to vote thereon were present and voted) is delivered to the Company in accordance with the MGCL.  The Company must give notice of any action taken by less than unanimous consent to each stockholder not later than 10 days after the effective time of such action.  A written consent in favor of the Asset Sale has been received from the Approving Stockholder, which held the requisite voting power as of the Record Date to approve the Asset Sale.  As a result, the Asset Sale has been approved and its consummation requires no additional stockholder vote.

Authorization by the Board of Directors

On December 4, 2018, our Board of Directors approved and declared advisable the Asset Sale and recommended that the Asset Sale be submitted for stockholder approval by written consent.

Approving Stockholder

The Approving Stockholder owned 41,627,739 shares of Common Stock as of the Record Date.  Therefore, the shares owned by the Approving Stockholder represented 95.05% of the 43,795,073 shares of Common Stock that were issued and outstanding as of the Record Date.  Each share of Common Stock entitles the holder to one vote per share.  On December 17, 2018, the Approving Stockholder voted all of its shares of Common Stock by written consent in favor of the Asset Sale.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Asset Sale.  The Company is not seeking written consent from any other stockholders, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement.

NO APPRAISAL RIGHTS

Stockholders are not entitled to exercise any rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL or any successor statute in connection with the Asset Sale.  No further dissenters’ rights applicable to the Asset Sale are provided by the MGCL or the Company’s governing documents.  As a result, no stockholder is entitled to appraisal of its shares in connection with the Asset Sale.

THE ASSET SALE

Properties to be Sold

The Asset Sale will involve the sale of any or all of the below properties.

			Office and		Annualized Rent
			Retail Rentable	%	Per Occupied
Property	Market	Sub-Market	Square Feet	Occupied	Square Foot (1)
Office
1 Kaiser Plaza	Oakland, CA	Lake Merritt	535,324	93.7%	$41.51
2101 Webster Street	Oakland, CA	Lake Merritt	471,337	99.0%	$41.45
999 N Capitol Street	Washington, D.C.	Capitol Hill	315,983	90.1%	$46.80
1901 Harrison Street	Oakland, CA	Lake Merritt	280,610	81.9%	$45.25
1333 Broadway	Oakland, CA	City Center	251,155	94.3%	$42.16
830 1st Street	Washington, D.C.	Capitol Hill	247,337	100.0%	$43.88
2100 Franklin Street	Oakland, CA	Lake Merritt	216,828	98.9%	$41.82
260 Townsend Street	San Francisco, CA	South of Market	66,682	100.0%	$73.54

Parking Garage
2353 Webster Street Parking Garage	Oakland, CA	Lake Merritt	N/A	N/A	N/A

(1)         Represents gross monthly base rent, as of September 30, 2018, multiplied by twelve.  The amount reflects total cash rent before abatements.  Where applicable, annualized rent has been grossed up by adding annualized expense reimbursement to base rent.

Sale Price

The Company is authorized to sell any or all of the properties in the Asset Sale so long as the aggregate net proceeds from the sale(s) (excluding any property-level cash or restricted cash but after giving effect to any adjustments to the sale price of each property as any authorized officer of the Company determines customary or appropriate in these circumstances, including the settlement of any related property-level assets and liabilities, repayment, assumption, or defeasance of any related mortgage and the costs associated with such repayment, assumption or defeasance, and the costs and expenses incurred in connection with the sale(s)) are not less than 90% of the aggregate net asset value of the properties (determined as of September 30, 2018 on a fair value basis) that are sold.

If all the properties that may be included in the Asset Sale are sold, based on information available to the Company as of the date hereof, the Company expects to receive aggregate net proceeds of approximately $690 million.

Purchase and Sale Agreements

We have actively marketed all properties expected to be sold in the Asset Sale.  Other than with respect to 260 Townsend Street for which the Company has entered into a purchase and sale agreement with a sale price of $66 million, the Company has not entered into any definitive agreement with respect to the Asset Sale.  There can be no assurance that the Asset Sale will be consummated, whether in whole or in part.  Each of the Board of Directors and the Approving Stockholder has approved the sale of the properties described in this Information Statement at the aggregate purchase price described above, with all other terms to be negotiated by management of the Company.

Each purchase and sale agreement (“PSA”) is expected to specify a purchase price for the underlying property (or properties), subject to specified adjustments for costs and prorations customary for the locality in which such property is situated.  Each buyer is expected to deposit for the benefit of the Company either a refundable cash deposit or a non-refundable cash deposit at the time of execution of the PSA for a customary portion of the sale price.  Many of the PSAs are  expected to stipulate a due diligence period following the execution of the agreement, during which the buyer thereunder is expected to have the right to examine and investigate all aspects of the subject property.  For many of the PSAs, during the due diligence period, the buyer thereunder is expected to have the right to terminate the PSA without penalty for any reason or no reason.  For many of the PSAs, if the buyer does not terminate the PSA within the due diligence period, the buyer’s initial deposit is expected to become non-refundable.

Each PSA is expected to contain customary representations and warranties, covenants and closing conditions.  Each PSA is expected to include a condition that the sale not be consummated unless and until 20 days has elapsed since the mailing to our stockholders of a definitive Information Statement with respect to the sale of the property (which may be part of a sale of a larger group of properties) that we reasonably believe complies with the requirements of Regulation 14C of the Exchange Act.

Each PSA is expected to provide that if the Company breaches or defaults on its obligations thereunder after the due diligence period but prior to closing of the transaction and such breach or default remains uncured for the period specified in the PSA, the buyer may terminate the PSA and receive its initial deposit (unless such buyer’s damages as a result of any representations or warranties being untrue, inaccurate or incorrect are or would be, in the aggregate, less than a specified threshold, in which case the buyer shall nevertheless be deemed to, and shall, waive such misrepresentations or breaches of warranty and shall consummate the transactions contemplated by the PSA, in most cases without any reduction of or credit against the purchase price).

We will be responsible for the fees of our brokers in connection with the sales of properties sold in the Asset Sale.

We do not expect that any purchaser or transferee of any property sold in the Asset Sale, or any of their respective affiliates, will have any material relationship to the Company or its affiliates.  Nor do we expect that any purchaser or transferee, or any of their executive officers, directors, controlling persons or subsidiaries, will have or be expected to enter into any material agreement, arrangement or understanding with the Company or any of its executive officers, directors, controlling persons or subsidiaries.  Additionally, we do not expect that any director or officer of the Company, or any of their respective affiliates, will have any substantial interest in the Asset Sale, other than by means of their interests in the Company as described in “Security Ownership of Certain Beneficial Owners and Management” in this Information Statement.

Approval of the Asset Sale

As described in “Authority to Consummate the Asset Sale” in this Information Statement, each of the Board of Directors and the Approving Stockholder has approved the sale of all or a portion of the properties set forth in “—Properties to be Sold” in accordance with the terms regarding price set forth in “—Sale Price” in this Information Statement, with all other terms to be negotiated by management of the Company.

The Company has broadly marketed each of the properties that may be sold in the Asset Sale.  All negotiations have occurred and will continue to occur on an arm’s length basis.

The Board of Directors believes the Asset Sale, as part of a broader plan of recapitalization of the Company, is in the best interests of the Company.  The Board of Directors is exploring the recapitalization plan with the purpose of, among other things, unlocking embedded value, enhancing growth prospects and improving trading liquidity of the Common Stock.  For further information regarding the potential recapitalization, see “About the Company—Potential Recapitalization” in this prospectus.

Use of Proceeds

Proceeds received from the Asset Sale may be used to consummate the Potential Repayment and, together with a portion of the then available cash balances of the Company, to consummate the Potential Return of Capital Event.

Accounting Treatment

The Asset Sale will be accounted for by derecognizing the assets acquired and liabilities assumed by the buyer of each property being sold, which will result in a decrease to the “Investments in real estate, net” line item on our consolidated balance sheet, and may also result in decreases to one or more of the following line items on our consolidated balance sheet: “Restricted cash,” “Accounts receivable, net,” “Deferred rent receivable and charges, net,” “Other intangible assets, net,” “Other assets,” “Debt, net,” “Accounts payable and accrued expenses,” “Due to related parties,” and “Other liabilities.”  Additionally, the proceeds from the Asset Sale will be recognized as an increase in “Cash and cash equivalents” on our consolidated balance sheet.  The Asset Sale will also result in the recognition of a gain or loss related to each property that is sold, which will be reflected in the “Gain (loss) on sale of real estate” line item on our consolidated statement of operations.

Certain Federal Income Tax Consequences

The following discussion is a general summary of the anticipated material U.S. federal income tax consequences to the Company of the Asset Sale. The following discussion is based upon the Internal Revenue Code (the “Code”), its legislative history, currently applicable and proposed Treasury Regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this Information Statement, and all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this Information Statement. No rulings have been requested or received from the Internal Revenue Service (the “IRS”) as to the tax consequences of the Asset Sale and there is no intent to seek any such ruling. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of the Asset Sale discussed below or, if the IRS does challenge the tax treatment, that the IRS will not be successful.

The Asset Sale will be treated for U.S. federal income tax purposes as a transaction upon which we will recognize gain or loss. The amount of gain or loss we recognize with respect to the sale of a particular asset will be measured by the difference between the amount realized by us on the sale of that asset and our tax basis in that asset.

So long as we remain qualified as a REIT, we expect to be able to deduct our distributions to our stockholders treated as dividends for U.S. federal income tax purposes (to the extent of our earnings and profits, calculated without reduction for capital losses) in computing our taxable income for the taxable years in which we make distributions. We expect to distribute a dividend to our stockholders (or to engage in stock repurchase transactions treated as dividends for U.S. federal income tax purposes) in an amount at least equal to the amount of gain recognized on the Asset Sale. Accordingly, we do not expect to be subject to U.S. federal corporate income tax on any gain recognized on the Asset Sale. Should we lose our REIT status, we would be subject to U.S. federal corporate income tax on our taxable income and gain from operations and sales for the taxable year in which our qualification as a REIT terminates and any subsequent years, without deduction for distributions made to our stockholders.

So long as we remain qualified as a REIT, any net gain that we realize from “prohibited transactions” will be subject to a 100% tax. “Prohibited transactions” are sales of property held primarily for sale to customers in the ordinary course of a trade or business. Whether a real estate asset is property held primarily for sale to customers in the ordinary course of a trade or business is a highly factual determination. We believe that our properties are held for investment and the production of rental income, and that the Asset Sale will not give rise to any prohibited transactions. However, we cannot assure you that the IRS will not successfully challenge our position for purposes of applying the 100% tax.

Golden Parachute Compensation

To the best of our knowledge, there is no agreement or understanding, whether written or unwritten, between any named executive officer and any potential buyer of properties included in the Asset Sale concerning any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to the Asset Sale.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Outstanding Voting Securities

As of the Record Date, there were 43,795,073 shares of Common Stock issued and outstanding.  The Common Stock constitutes the only issued and outstanding class of voting securities of the Company.  Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.  The written consent of a majority of the issued and outstanding shares of Common Stock was necessary to authorize the Asset Sale.

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Our Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of our Common Stock, Series A preferred stock, par value $0.001 per share (“Series A Preferred Stock”) and Series L Preferred Stock as of January 8, 2019 by (1) each named executive officer, (2) each current director and (3) all executive officers and directors as a group.

	Common Stock			Series A Preferred Stock		Series L Preferred Stock
Name of Beneficial Owner (1)	No. of Shares		Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
Charles E. Garner II	9,779		*	20,000	0.70%	—	—
Jan F. Salit	52,601	(2)	*	—	—	—	—
David Thompson	—		—	—	—	—	—
Richard Ressler	42,012,342	(3)	95.93%	—	—	—	—
Avi Shemesh	41,997,296	(3)	95.90%	—	—	—	—
Shaul Kuba	41,997,296	(3)	95.90%	—	—	—	—
Kelly Eppich	5,163		*	—	—	—	—
Douglas Bech	18,965		*	—	—	—	—
Robert Cresci	14,206		*	—	—	—	—
Frank Golay, Jr.	13,965		*	—	—	—	—
Directors and Executive Officers as a group (10 persons)	42,127,021		96.19%	20,000	0.70%	—	—

*                 Less than 1%.

(1)         The business address of Messrs. Garner, Salit, Bech, Cresci and Golay, for the purposes hereof, is c/o CIM Commercial Trust Corporation, 17950 Preston Road, Suite 600, Dallas, Texas 75252.  The business address of Messrs. Thompson, Ressler, Shemesh, Kuba and Eppich, for the purposes hereof, is c/o CIM Group, 4700 Wilshire Boulevard, Los Angeles, California 90010.

(2)         Mr. Salit has sole voting and investment power over these shares, which include 122 shares held in an investment retirement account.

(3)         CIM Group is the sole manager of CIM Urban Partners GP, LLC, which is the sole managing member of Urban Partners II, LLC, which has the power to vote and dispose of these shares.  Shaul Kuba, Richard Ressler and Avi Shemesh may be deemed to beneficially own these shares by virtue of their positions with CIM Group, LLC.  Messrs. Ressler, Shemesh and Kuba may also be deemed to beneficially own 353,944 shares owned by CIM Service Provider, LLC of which CIM Group, LLC is the sole managing member.  Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares.  Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein.

Beneficial Owners of More than 5% of our Common Stock

The following table sets forth certain information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock and Series L Preferred Stock based on filings with the SEC as of January 8, 2019 by each person known by us to beneficially own more than 5% of our Common Stock.

	Common Stock			Series A Preferred Stock		Series L Preferred Stock
Name and Address of Beneficial Owner(1)	No. of Shares		Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
Urban Partners II, LLC c/o CIM Group 4700 Wilshire Boulevard Los Angeles, California 90010	41,627,739		95.05%	—	—	—	—
Richard Ressler(1)	42,012,342	(2)	95.93%	—	—	—	—
Avi Shemesh(1)	41,997,296	(2)	95.90%	—	—	—	—
Shaul Kuba(1)	41,997,296	(2)	95.90%	—	—	—	—

(1)         The business address of Messrs. Ressler, Shemesh and Kuba, for the purposes hereof, is c/o CIM Group, 4700 Wilshire Boulevard, Los Angeles, California 90010.

(2)         CIM Group, LLC is the sole manager of CIM Urban Partners GP, LLC, which is the sole managing member of Urban Partners II, LLC, which has the power to vote and dispose of these shares.  Shaul Kuba, Richard Ressler and Avi Shemesh may be deemed to beneficially own these shares by virtue of their positions with CIM Group, LLC.  Messrs. Ressler, Shemesh and Kuba may also be deemed to beneficially own 353,944 shares owned by CIM Service Provider, LLC of which CIM Group, LLC is the sole managing member.  Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares.  Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein.

SELECTED FINANCIAL DATA

The following is a summary of our selected financial data as of and for the nine-month period ended September 30, 2018 and 2017 and each of the five years in the period ended December 31, 2017.  You should read the following financial data in conjunction with the information set forth under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in this Information Statement for the nine months ended September 30, 2018 and the years ended December 31, 2017, 2016 and 2015.

	Nine Months Ended September 30,		Year Ended December 31,
	2018	2017	2017	2016	2015	2014	2013
	(in thousands, except per share data)
Total revenues	$147,597	$183,632	$236,376	$265,931	$276,948	$262,827	$235,813
Total expenses	144,760	203,473	256,979	273,239	273,122	253,998	221,134
Bargain purchase gain	—	—	—	—	—	4,918	—
Gain on sale of real estate	—	378,732	401,737	39,666	3,092	—	—
Income from continuing operations before provision for income taxes	2,837	358,891	381,134	32,358	6,918	13,747	14,679
Provision for income taxes	795	1,193	1,376	1,646	806	604	—
Net income from continuing operations	2,042	357,698	379,758	30,712	6,112	13,143	14,679
Net income from discontinued operations (1)	—	—	—	3,853	18,291	11,455	—
Net income	2,042	357,698	379,758	34,565	24,403	24,598	14,679
Net income attributable to noncontrolling interests	(15)	(10)	(21)	(18)	(11)	(220)	(213)
Net income attributable to the Company	2,027	357,688	379,737	34,547	24,392	24,378	14,466
Redeemable preferred stock dividends accumulated	(9,456)	—	(1,436)	—	—	—	—
Redeemable preferred stock dividends declared	(1,924)	(241)	(490)	(9)	—	—	—
Redeemable preferred stock redemptions	3	—	2	—	—	—	—
Net (loss) income attributable to common stockholders	$(9,350)	$357,447	$377,813	$34,538	$24,392	$24,378	$14,466
Funds from operations attributable to common stockholders	$30,433	$37,279	$47,540	$66,840	$93,661	$93,425	$83,110
Common dividends (2)	$16,421	$32,854	$38,327	$77,316	$85,389	$85,048	$104,035
Common dividends per share (3)	$0.375	$0.469	$0.594	$0.875	$0.875	$0.875	$1.090
Weighted average shares of common stock outstanding (3)
Basic	43,791	73,503	69,062	91,328	97,588	97,173	95,440
Diluted	43,791	73,503	69,070	91,328	97,588	97,176	95,440

(1)         Net income from discontinued operations represents revenues and expenses from the parts of our lending segment acquired in March 2014 in connection with the Merger, which were discontinued during 2016 and 2015.  On December 17, 2015, we sold substantially all of our commercial mortgage loans with a carrying value of $77,121,000 to an unrelated third-party and recognized a gain of $5,151,000.  On December 29, 2016, we sold our commercial real estate lending subsidiary, which was classified as held for sale and had a carrying value of $27,587,000, which was equal to management’s estimate of fair value, to a fund managed by an affiliate of CIM Group.  We did not recognize any gain or loss in connection with the transaction.  Management’s estimate of fair value was determined with assistance from an independent third-party valuation firm.

(2)         Dividends in 2017 do not include the special cash dividends that allowed the common stockholders that did not participate in the September 14, 2016, June 12, 2017 and December 18, 2017 private share repurchases to receive the economic benefit of such repurchases. Urban Partners II, LLC (“Urban II”), an affiliate of CIM REIT and CIM Urban Partners, L.P. (“CIM Urban”), waived its right to receive these special dividends as to its shares of our Common Stock owned as of the applicable record dates.  Dividends in 2014 do not include PMC Commercial’s pre-Merger dividends or the special dividend paid to PMC Commercial’s stockholders; however, these amounts do include the dividends paid on the shares of preferred stock issued to Urban II in connection with the Merger on an as converted basis.  Dividends in 2013 through

March 11, 2014 represent distributions by CIM Urban in respect of its limited partnership interests.  Dividends in the year ended December 31, 2013 include five distributions.

(3)         Unaudited pro forma, as if the issuance of shares in connection with the Merger occurred on January 1, 2013.

	At September 30,		At December 31,
	2018	2017	2017	2016	2015	2014	2013
	(in thousands)
Total assets	$1,391,715	$1,591,304	$1,336,388	$2,022,884	$2,092,060	$2,088,902	$1,832,349
Debt	664,400	780,016	630,852	967,886	693,956	644,835	392,977
Redeemable preferred stock	43,145	12,976	27,924	1,426	—	—	—
Equity	623,438	711,899	626,705	966,589	1,297,347	1,359,816	1,376,483

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma consolidated financial information has been derived from our historical audited consolidated statement of operations for the year ended December 31, 2017, and our historical unaudited consolidated balance sheet and consolidated statement of operations in each case as of and for the nine months ended September 30, 2018.  The unaudited pro forma consolidated financial information has been prepared to reflect the following contemplated transactions:

•                  the Asset Sale;

•                  the Potential Repayment; and

•                  the Potential Return of Capital Event.

The unaudited pro forma consolidated balance sheet as of September 30, 2018 gives effect to the above transactions as if they had been consummated on September 30, 2018.  The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017 give effect to the above transactions as if they had occurred on January 1, 2017, the beginning of the earliest period presented.

The Company has not entered into a definitive agreement with respect to any of the above transactions.  There can be no assurance that any or all of the above transactions will occur, that the terms on which we engage in any or all of such transactions will be as currently anticipated or that the effects of any or all of such transactions set forth in the unaudited pro forma consolidated financial information will be realized.  See “Special Note Regarding Forward-Looking Statements” in this Information Statement.  The unaudited pro forma consolidated financial statements are based on assumptions and adjustments set forth in the accompanying notes.  The pro forma adjustments are directly attributable to the transactions described above and are factually supportable based on the preliminary information available and assumptions that the Company considers reasonable at the time of preparation of this Information Statement.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only in compliance with the disclosure requirements of the SEC and should not be considered indicative of the operating results or financial position of the Company had the transactions above been consummated on the dates indicated, nor should such information be considered indicative of the future operating results or financial position of the Company if the transactions described above are consummated.  Actual results may be materially different than the pro forma information presented.

The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this Information Statement and the Company’s historical audited consolidated financial statements for the year ended December 31, 2017 and the Company’s historical unaudited consolidated financial statements for the period ended September 30, 2018, included in this Information Statement.

CIM COMMERCIAL TRUST CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2018

(dollars in thousands, except per share data)

Pro Forma Adjustments
Historical (A)	Adjustments for the Asset Sale (B)	Adjustments for the Potential Repayment (D)	Adjustments for the Potential Return of Capital Event (E)	Pro Forma

ASSETS
Investments in real estate, net	$1,066,971	$(526,880)	$—	$—	$540,091
Cash and cash equivalents	97,040	690,491	(86,712)	(690,300)	10,519
Restricted cash	21,524	(12,862)	—	—	8,662
Loans receivable, net	81,898	—	—	—	81,898
Accounts receivable, net	8,085	(4,135)	—	—	3,950
Deferred rent receivable and charges, net	86,337	(64,569)	—	—	21,768
Other intangible assets, net	10,684	(1,275)	—	—	9,409
Other assets	19,176	(4,553)	(3,288)	—	11,335
TOTAL ASSETS	$1,391,715	$76,217	$(90,000)	$(690,300)	$687,632
LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY
LIABILITIES:
Debt, net	$664,400	$(414,896)	$(89,572)	$—	$159,932
Accounts payable and accrued expenses	30,886	(17,426)	—	—	13,460
Intangible liabilities, net	3,351	—	—	—	3,351
Due to related parties	10,838	(2,389)	—	—	8,449
Other liabilities	15,657	(7,271)	—	—	8,386
Total liabilities	725,132	(441,982)	(89,572)	—	193,578
COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK: Series A, $0.001 par value; 36,000,000 shares authorized; 1,893,183 and 1,890,943 shares issued and outstanding, respectively, at September 30, 2018; liquidation preference of $25.00 per share, subject to adjustment	43,145	—	—	—	43,145
EQUITY:
Series A cumulative redeemable preferred stock, $0.001 par value; 36,000,000 shares authorized; 568,921 and 566,176 shares issued and outstanding, respectively, at September 30, 2018; liquidation preference of $25.00 per share, subject to adjustment	44	—	—	—	44
Series L cumulative redeemable preferred stock, $0.001 par value; 9,000,000 shares authorized; 8,080,740 shares issued and outstanding at September 30, 2018; liquidation preference of $28.37 per share, subject to adjustment	14,062	—	—	—	14,062
Common stock, $0.001 par value; 900,000,000 shares authorized; 43,795,073 shares issued and outstanding at September 30, 2018; 13,755,891 shares issued and outstanding on a pro forma basis at September 30, 2018	229,251	—	—	(30)	229,221
Additional paid-in capital	791,773	—	—	(561,075)	230,698
Accumulated other comprehensive income	3,038	—	(3,038)	—	—
Distributions in excess of earnings	(415,568)	518,388	(C)	2,610	(129,195)	(23,765)
Total stockholders’ equity	622,600	518,388	(428)	(690,300)	450,260
Noncontrolling interests	838	(189)	—	—	649
Total equity	623,438	518,199	(428)	(690,300)	450,909
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY	$1,391,715	$76,217	$(90,000)	$(690,300)	$687,632

CIM COMMERCIAL TRUST CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2018

(dollars in thousands, except per share data)

		Pro Forma Adjustments
	Historical (F)	Adjustments for the Asset Sale (G)	Adjustments for the Potential Repayment (H)	Adjustments for the Potential Return of Capital Event (I)	Pro Forma

REVENUES:
Rental and other property income	$103,479	$(68,211)	$—	$—	$35,268
Hotel income	27,564	—	—	—	27,564
Expense reimbursements	7,089	(3,169)	—	—	3,920
Interest and other income	9,465	(425)	—	—	9,040
	147,597	(71,805)	—	—	75,792
EXPENSES:
Rental and other property operating	59,238	(27,399)	—	—	31,839
Asset management and other fees to related parties	18,475	(7,537)	—	—	10,938
Interest	20,409	(13,315)	(1,997)	—	5,097
General and administrative	6,496	(782)	—	—	5,714
Transaction costs	359	—	—	—	359
Depreciation and amortization	39,783	(23,541)	—	—	16,242
Impairment of real estate	—	—	—	—	—
	144,760	(72,574)	(1,997)	—	70,189
Gain on sale of real estate	—	—	—	—	—
INCOME BEFORE PROVISION FOR INCOME TAXES	2,837	769	1,997	—	5,603
Provision for income taxes	795	—	—	—	795
NET INCOME	2,042	769	1,997	—	4,808
Net income attributable to noncontrolling interests	(15)	(12)	—	—	(27)
NET INCOME ATTRIBUTABLE TO THE COMPANY	2,027	757	1,997	—	4,781
Redeemable preferred stock dividends accumulated	(9,456)	—	—	—	(9,456)
Redeemable preferred stock dividends declared	(1,924)	—	—	—	(1,924)
Redeemable preferred stock redemptions	3	—	—	—	3
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(9,350)	$757	$1,997	$—	$(6,596)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$(0.21)				$(0.48)
Diluted	$(0.21)				$(0.48)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	43,791				13,749
Diluted	43,791				13,749

CIM COMMERCIAL TRUST CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2017

(dollars in thousands, except for share price and per share data)

		Pro Forma Adjustments
	Historical (J)	Adjustments for the Asset Sale (K)	Adjustments for the Potential Repayment (L)	Adjustments for the Potential Return of Capital Event (M)	Pro Forma

REVENUES:
Rental and other property income	$166,587	$(85,368)	$—	$—	$81,219
Hotel income	35,576	—	—	—	35,576
Expense reimbursements	16,646	(8,261)	—	—	8,385
Interest and other income	17,567	(6,034)	—	—	11,533
	236,376	(99,663)	—	—	136,713
EXPENSES:
Rental and other property operating	101,585	(41,311)	—	—	60,274
Asset management and other fees to related parties	30,251	(9,008)	—	—	21,243
Interest	36,338	(17,794)	(3,004)	—	15,540
General and administrative	5,479	(372)	—	—	5,107
Transaction costs	11,862	—	—	—	11,862
Depreciation and amortization	58,364	(33,104)	—	—	25,260
Impairment of real estate	13,100	—	—	—	13,100
	256,979	(101,589)	(3,004)	—	152,386
Gain on sale of real estate	401,737	—	—	—	401,737
INCOME BEFORE PROVISION FOR INCOME TAXES	381,134	1,926	3,004	—	386,064
Provision for income taxes	1,376	—	—	—	1,376
NET INCOME	379,758	1,926	3,004	—	384,688
Net income attributable to noncontrolling interests	(21)	(17)	—	—	(38)
NET INCOME ATTRIBUTABLE TO THE COMPANY	379,737	1,909	3,004	—	384,650
Redeemable preferred stock dividends accumulated	(1,436)	—	—	—	(1,436)
Redeemable preferred stock dividends declared	(490)	—	—	—	(490)
Redeemable preferred stock redemptions	2	—	—	—	2
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$377,813	$1,909	$3,004	$—	$382,726
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$5.47				$9.79
Diluted	$5.47				$9.79
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	69,062				39,105
Diluted	69,070				39,113

Notes to Pro Forma Consolidated Financial Information — Pro Forma Adjustments

(A)       Represents the Company’s unaudited consolidated balance sheet as of September 30, 2018, included in this Information Statement.

(B)       Represents the elimination of the assets and liabilities associated with the Asset Sale, with the exception of property-level cash, which is assumed to be retained by the Company, and, as applicable, property-level restricted cash, which is assumed to be converted to unrestricted cash upon sale and retained by the Company. These adjustments also include the net cash proceeds assumed to be received upon the closing of the Asset Sale, which have been estimated based on bids received by the Company from potential buyer(s), and a broker’s opinion of value with respect to one asset, taking into account deductions for (1) any related mortgage debt on the properties (five mortgage loans are assumed to be defeased, one mortgage loan is assumed to be prepaid by the Company at closing, and one mortgage loan is assumed to be assumed by the buyer of the related property), (2) costs expected to be incurred in connection with the aforementioned defeasance of five mortgage loans (based on an estimate prepared by a third-party service provider), the prepayment of one mortgage loan (based on the applicable loan agreement), and no costs relating to the assumption by a potential buyer of the mortgage on one property, as such potential buyer is expected to pay for such costs, (3) estimated credits to the respective buyers, as applicable, for unpaid tenant improvement allowances, lease commissions, and free rent, based on such actual unpaid amounts as of September 30, 2018, as well as for lease agreements in negotiation and expected to be executed prior to the Asset Sale, (4) estimated selling expenses, which have been estimated based on expected broker fees, transfer taxes applicable to the location of the properties, and expenses expected to be incurred in connection with the Asset Sale, (5) with respect to one property, the share of the distributable proceeds payable to the noncontrolling interest in accordance with the limited partnership agreement of the owner of such property, and (6) changes to cash for settlement of property level other assets and liabilities. There can be no assurance that the Asset Sale will be consummated, whether in whole or in part. Actual proceeds could differ materially from those reflected herein.

(C)       Represents the excess of the net cash proceeds, as described in (B) above, assumed to be received upon the closing of the Asset Sale over the carrying values, as of September 30, 2018, of the assets net of liabilities of the respective properties included in the Asset Sale. This amount has not been reflected in the pro forma consolidated statements of operations as it is considered to be nonrecurring in nature.

(D)       Represents the Potential Repayment of $90,000,000 of certain of the Company’s indebtedness, the elimination of deferred financing costs of $832,000 and related accumulated amortization of $404,000, a proportionate amount to the borrowings potentially being repaid, and the termination of the three interest rate swaps that effectively converted the floating rate on certain of the Company’s indebtedness to a fixed rate. At September 30, 2018, our interest rate swaps had an aggregate fair value of $3,288,000 and such amount is included in other assets on our consolidated balance sheet.  At September 30, 2018, $3,038,000 is included in accumulated other comprehensive income on our consolidated balance sheet related to our interest rate swaps.  The potential termination of our interest rate swaps is assumed to result in an increase of $3,288,000 in cash. The pro forma adjustments do not reflect a breakage fee, as such fees have not been material historically.

(E)        Represents the results of the Potential Return of Capital Event, assumed solely for the purpose of the pro forma adjustments to be in the form of a Common Stock buyback whose size is primarily dependent on the estimated net proceeds from the Asset Sale described in (B) above, net of the potential debt repayment described in (D) above.  The estimated number of shares to be repurchased, canceled and retired of 30,039,182 was determined by assuming a buyback of shares in the amount of $690,000,000 divided by an estimated NAV per share of Common Stock of $22.97, which was calculated by reducing the estimated NAV per share of Common Stock as of June 30, 2018, or $24.29, primarily by transaction costs expected to be incurred in connection with the Asset Sale as described in (B) above, the Potential Return of Capital Event, and the difference between the face value and the carrying value of our debt and between the redemption value and carrying value of our redeemable preferred stock.  We estimate fees and expenses associated with the Potential Return of Capital Event of $300,000 based on the actual fees and expenses incurred in similar transactions previously consummated.  To the extent the actual sales proceeds from the Asset Sale differ from the estimated sales proceeds used herein, or the size of the Potential Return of Capital Event differs from that used herein, the magnitude of any Common Stock buyback and the number of shares bought back may differ materially from our assumptions used herein. The Potential Return of Capital Event may take the form of a special dividend, private repurchase or tender offer; however, the Company has not made a determination as to which form the Return of Capital Event will take.  If the actual form of the Potential Return of Capital Event differs from the form assumed for purposes of calculating the pro forma adjustments here, the effects of the actual Potential Return of Capital Event may differ from what are described herein.  The excess of the buyback price over par was allocated to additional paid-in-capital and distributions in excess of earnings, in accordance with ASC 505-30-30-8. The portion allocated to additional paid-in-capital was determined by applying a percentage, determined by dividing the number of shares to be canceled and retired by the number of shares issued and outstanding as of the assumed retirement date, to the balance of additional paid-in-capital as of the assumed retirement date.

(F)         Represents the Company’s unaudited consolidated statement of operations for the nine months ended September 30, 2018, included in this Information Statement.

(G)       Represents the elimination of actual revenues and expenses associated with the Asset Sale. Reflects the impact to asset management fees assuming the Asset Sale occurred on January 1, 2017.  Asset management fees are calculated as a percentage of the daily average gross fair value of investments.

(H)      Represents the elimination of actual interest expense, including the impact of interest rate swaps, and the amortization of deferred loan costs assuming the Potential Repayment described in (D) above occurred on January 1, 2017.

(I)           Represents the results of the Potential Return of Capital Event, assumed solely for the purpose of the pro forma adjustments to be in the form of a Common Stock buyback whose size is primarily dependent on the estimated net proceeds from the Asset Sale described in (B) above, net of the potential debt repayment described in (D) above.  For purposes of the pro forma adjustment, the Potential Return of Capital Event is assumed to occur on January 1, 2017. The estimated number of shares to be repurchased, canceled and retired of 30,039,182 was determined by assuming a buyback of shares in the amount of $690,000,000 divided by an estimated NAV per share of Common Stock of $22.97, calculated as described in (E) above.  To the extent the actual sales proceeds from the Asset Sale differ from the estimated sales proceeds used herein, or the size of the Potential Return of Capital Event differs from that used herein, the magnitude of any Common Stock buyback and the number of shares bought back may differ materially from our assumptions used herein.  The Potential Return of Capital Event may take the form of a special dividend, private repurchase or tender offer; however, the Company has not made a determination as to which form the Return of Capital Event will take.  If the actual form of the Potential Return of Capital Event differs from the form assumed for purposes of calculating the pro forma adjustments here, the effects of the actual Potential Return of Capital Event may differ from what are described herein.

(J)           Represents the Company’s audited consolidated statement of operations for the year ended December 31, 2017, included in this Information Statement.  To conform to the presentation for the nine months ended September 30, 2018, hotel revenues, which were reported in rental and other property income in our audited consolidated statement of operations for the year ended December 31, 2017, have been presented as a separate financial statement line item. Additionally, redeemable preferred stock dividends accumulated, which were presented in Note 10 to our audited consolidated financial statements for the year ended December 31, 2017, are presented on the face of the income statement.

(K)       Represents the elimination of actual revenues and expenses associated with the Asset Sale. Reflects the impact to asset management fees assuming the Asset Sale occurred on January 1, 2017. Asset management fees are calculated as a percentage of the daily average gross fair value of investments.

(L)        Represents the elimination of actual interest expense, including the impact of interest rate swaps, and the amortization of deferred loan costs assuming the Potential Repayment described in (D) above occurred on January 1, 2017.

(M)    Represents the results of the Potential Return of Capital Event, assumed solely for the purpose of the pro forma adjustments to be in the form of a Common Stock buyback whose size is primarily dependent on the estimated net proceeds from the Asset Sale described in (B) above, net of the potential debt repayment described in (D) above.  For purposes of the pro forma adjustment, the Potential Return of Capital Event is assumed to occur on January 1, 2017. The estimated number of shares to be repurchased, canceled and retired of 30,039,182 was determined by assuming a buyback of shares in the amount of $690,000,000 divided by an estimated NAV per share of Common Stock of $22.97, calculated as described in (E) above.  To the extent the actual sales proceeds from the Asset Sale differ from the estimated sales proceeds used herein, or the size of the Potential Return of Capital Event differs from that used herein, the magnitude of any Common Stock buyback and the number of shares bought back may differ materially from our assumptions used herein. The Potential Return of Capital Event may take the form of a special dividend, private repurchase or tender offer; however, the Company has not made a determination as to which form the Return of Capital Event will take.  If the actual form of the Potential Return of Capital Event differs from the form assumed for purposes of calculating the pro forma adjustments here, the effects of the actual Potential Return of Capital Event may differ from what are described herein.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and file with the SEC proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, accessible to the public at www.sec.gov.  We also make available through our website at http://shareholders.cimcommercial.com/sec-filings our annual reports, quarterly reports, current reports and other materials we file or furnish to the SEC as soon as reasonably practicable after we file such materials with the SEC.

STOCKHOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address.  However, we undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered.  A stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement, or a future information statement, by written request directed to CIM Commercial Trust Corporation, Attn: Stockholder Relations, 17950 Preston Road, Suite 600, Dallas, Texas 75252.  Our telephone number is (972) 349-3200.  Likewise, stockholders sharing an address who are receiving multiple copies of this Information Statement and wish to receive a single copy of future information statements may notify us at the address and telephone number listed above.

ANNEX A:  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors

CIM Commercial Trust Corporation

Dallas, TX

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of CIM Commercial Trust Corporation (the “Company”) and subsidiaries as of December 31, 2017 and 2016, the related consolidated statements of operations and comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2017, and the related notes and schedules (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company and subsidiaries at December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) and our report dated March 12, 2018 expressed an unqualified opinion thereon.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BDO USA, LLP

We have served as the Company’s auditor since 2014.

Los Angeles, CA

March 12, 2018

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands, except share and per share data)

	December 31,
	2017	2016
ASSETS
Investments in real estate, net	$957,725	$1,606,942
Cash and cash equivalents	129,310	144,449
Restricted cash	27,008	32,160
Loans receivable, net	81,056	75,740
Accounts receivable, net	13,627	13,086
Deferred rent receivable and charges, net	84,748	116,354
Other intangible assets, net	6,381	17,623
Other assets	36,533	16,530
TOTAL ASSETS	$1,336,388	$2,022,884
LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY
LIABILITIES:
Debt, net	$630,852	$967,886
Accounts payable and accrued expenses	26,394	39,155
Intangible liabilities, net	1,070	3,576
Due to related parties	8,814	10,196
Other liabilities	14,629	34,056
Total liabilities	681,759	1,054,869
COMMITMENTS AND CONTINGENCIES (Note 16)
REDEEMABLE PREFERRED STOCK: Series A, $0.001 par value; 36,000,000 shares authorized; 1,225,734 and 1,224,712 shares issued and outstanding, respectively, at December 31, 2017 and 61,435 shares issued and outstanding at December 31, 2016; liquidation preference of $25.00 per share, subject to adjustment	27,924	1,426
EQUITY:
Series A cumulative redeemable preferred stock, $0.001 par value; 36,000,000 shares authorized; 61,435 and 60,592 shares issued and outstanding, respectively, at December 31, 2017 and 0 shares issued and outstanding at December 31, 2016; liquidation preference of $25.00 per share, subject to adjustment	1,508	—
Series L cumulative redeemable preferred stock, $0.001 par value; 9,000,000 and 0 shares authorized at December 31, 2017 and 2016, respectively; 8,080,740 and 0 shares issued and outstanding at December 31, 2017 and 2016, respectively; liquidation preference of $28.37 per share, subject to adjustment	229,251	—
Common stock, $0.001 par value; 900,000,000 shares authorized; 43,784,939 and 84,048,081 shares issued and outstanding at December 31, 2017 and 2016, respectively	44	84
Additional paid-in capital	792,631	1,566,073
Accumulated other comprehensive income (loss)	1,631	(509)
Distributions in excess of earnings	(399,250)	(599,971)
Total stockholders’ equity	625,815	965,677
Noncontrolling interests	890	912
Total equity	626,705	966,589
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY	$1,336,388	$2,022,884

The accompanying notes are an integral part of these consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

	Year Ended December 31,
	2017	2016	2015
REVENUES:
Rental and other property income	$202,163	$241,413	$252,994
Expense reimbursements	16,646	12,502	13,394
Interest and other income	17,567	12,016	10,560
	236,376	265,931	276,948
EXPENSES:
Rental and other property operating	101,585	124,703	133,178
Asset management and other fees to related parties	30,251	33,882	33,169
Interest	36,338	34,385	23,630
General and administrative	5,479	7,961	9,402
Transaction costs (Note 16)	11,862	340	1,382
Depreciation and amortization	58,364	71,968	72,361
Impairment of real estate (Note 2)	13,100	—	—
	256,979	273,239	273,122
Gain on sale of real estate (Note 3)	401,737	39,666	3,092
INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	381,134	32,358	6,918
Provision for income taxes	1,376	1,646	806
NET INCOME FROM CONTINUING OPERATIONS	379,758	30,712	6,112
DISCONTINUED OPERATIONS:
Income from operations of assets held for sale (Note 7)	—	3,853	13,140
Gain on disposition of assets held for sale (Note 7)	—	—	5,151
NET INCOME FROM DISCONTINUED OPERATIONS	—	3,853	18,291
NET INCOME	379,758	34,565	24,403
Net income attributable to noncontrolling interests	(21)	(18)	(11)
NET INCOME ATTRIBUTABLE TO THE COMPANY	379,737	34,547	24,392
Redeemable preferred stock dividends (Note 11)	(490)	(9)	—
Redeemable preferred stock redemptions (Note 11)	2	—	—
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$379,249	$34,538	$24,392
BASIC AND DILUTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS PER SHARE:
Continuing operations	$5.47	$0.34	$0.06
Discontinued operations	$—	$0.04	$0.19
Net income	$5.47	$0.38	$0.25
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	69,062	91,328	97,588
Diluted	69,070	91,328	97,588

The accompanying notes are an integral part of these consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income

(In thousands)

	Year Ended December 31,
	2017	2016	2015
NET INCOME	$379,758	$34,565	$24,403
Other comprehensive income (loss): cash flow hedges	2,140	2,010	(2,519)
COMPREHENSIVE INCOME	381,898	36,575	21,884
Comprehensive income attributable to noncontrolling interests	(21)	(18)	(11)
COMPREHENSIVE INCOME ATTRIBUTABLE TO THE COMPANY	$381,877	$36,557	$21,873

The accompanying notes are an integral part of these consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Equity

(In thousands, except share and per share data)

	Years Ended December 31, 2017, 2016 and 2015
				Accumulated
	Common Stock		Additional	Other	Distributions
		Par	Paid - in	Comprehensive	in Excess	Treasury	Noncontrolling	Total
	Outstanding	Value	Capital	Income (Loss)	of Earnings	Stock	Interests	Equity
Balances, December 31, 2014	97,581,598	$98	$1,824,381	$—	$(460,623)	$(4,901)	$861	$1,359,816
Contributions from noncontrolling interests	—	—	—	—	—	—	110	110
Distributions to noncontrolling interests	—	—	—	—	—	—	(45)	(45)
Stock-based compensation expense	8,000	—	971	—	—	—	—	971
Common dividends ($0.875 per share)	—	—	—	—	(85,389)	—	—	(85,389)
Treasury stock retirement (107,265 shares)	—	—	(4,901)	—	—	4,901	—	—
Other comprehensive income (loss)	—	—	—	(2,519)	—	—	—	(2,519)
Net income	—	—	—	—	24,392	—	11	24,403
Balances, December 31, 2015	97,589,598	98	1,820,451	(2,519)	(521,620)	—	937	1,297,347
Distributions to noncontrolling interests	—	—	—	—	—	—	(43)	(43)
Stock-based compensation expense	10,176	—	164	—	—	—	—	164
Issuance of shares pursuant to employment agreements	76,423	—	—	—	—	—	—	—
Share repurchases	(13,628,116)	(14)	(254,547)	—	(35,573)	—	—	(290,134)
Common dividends ($0.875 per share)	—	—	—	—	(77,316)	—	—	(77,316)
Issuance of Series A Preferred Warrants	—	—	5	—	—	—	—	5
Dividends to holders of Series A Preferred Stock ($1.375 per share)	—	—	—	—	(9)	—	—	(9)
Other comprehensive income (loss)	—	—	—	2,010	—	—	—	2,010
Net income	—	—	—	—	34,547	—	18	34,565
Balances, December 31, 2016	84,048,081	$84	$1,566,073	$(509)	$(599,971)	$—	$912	$966,589

(Continued)

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Equity (Continued)

(In thousands, except share and per share data)

	Years Ended December 31, 2017, 2016 and 2015
								Accumulated
	Common Stock		Preferred Stock				Additional	Other	Distributions	Non-
		Par	Series A		Series L		Paid - in	Comprehensive	in Excess	controlling	Total
	Shares	Value	Shares	Amount	Shares	Amount	Capital	Income (Loss)	of Earnings	Interests	Equity
Balances, December 31, 2016	84,048,081	$84	—	$—	—	$—	$1,566,073	$(509)	$(599,971)	$912	$966,589
Distributions to noncontrolling interests	—	—	—	—	—	—	—	—	—	(43)	(43)
Stock-based compensation expense	9,585	—	—	—	—	—	154	—	—	—	154
Share repurchases	(40,272,727)	(40)	—	—	—	—	(752,218)	—	(133,752)	—	(886,010)
Special cash dividends declared to certain common stockholders ($2.990 per share)	—	—	—	—	—	—	—	—	(6,447)	—	(6,447)
Common dividends ($0.594 per share)	—	—	—	—	—	—	—	—	(38,327)	—	(38,327)
Issuance of Series A Preferred Warrants	—	—	—	—	—	—	126	—	—	—	126
Issuance of Series L Preferred Stock	—	—	—	—	8,080,740	229,251	(21,406)	—	—	—	207,845
Dividends to holders of Series A Preferred Stock ($1.375 per share)	—	—	—	—	—	—	—	—	(490)	—	(490)
Reclassification of Series A to permanent equity	—	—	61,013	1,518	—	—	(101)	—	—	—	1,417
Redemption of Series A Preferred Stock	—	—	(421)	(10)	—	—	3	—	—	—	(7)
Other comprehensive income (loss)	—	—	—	—	—	—	—	2,140	—	—	2,140
Net income	—	—	—	—	—	—	—	—	379,737	21	379,758
Balances, December 31, 2017	43,784,939	$44	60,592	$1,508	8,080,740	$229,251	$792,631	$1,631	$(399,250)	$890	$626,705

The accompanying notes are an integral part of these consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

	Year Ended December 31,
	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$379,758	$34,565	$24,403
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Deferred rent and amortization of intangible assets, liabilities and lease inducements	(2,172)	(6,584)	(6,835)
Depreciation and amortization	58,364	71,968	72,361
Transfer of right to collect supplemental real estate tax reimbursements	(5,097)	—	—
Gain on sale of real estate	(401,737)	(39,666)	(3,092)
Impairment of real estate	13,100	—	—
Gain on disposition of assets held for sale	—	—	(5,151)
Straight line rent, below-market ground lease and amortization of intangible assets	1,069	1,766	1,899
Straight line lease termination income	(362)	—	—
Amortization of deferred loan costs	2,870	2,803	3,229
Amortization of premiums and discounts on debt	(590)	(870)	(1,179)
Unrealized premium adjustment	2,447	1,599	1,168
Amortization and accretion on loans receivable, net	96	(1,039)	(6,451)
Bad debt expense	677	161	1,428
Deferred income taxes	271	164	132
Stock-based compensation	154	164	971
Loans funded, held for sale to secondary market	(57,237)	(38,234)	(29,619)
Proceeds from sale of guaranteed loans	51,312	38,536	27,974
Principal collected on loans subject to secured borrowings	6,674	3,866	4,311
Other operating activity	(1,718)	136	(496)
Changes in operating assets and liabilities:
Accounts receivable and interest receivable	(977)	(2,569)	(350)
Other assets	(19,762)	419	(4,036)
Accounts payable and accrued expenses	(14,139)	630	3,678
Deferred leasing costs	(6,973)	(19,885)	(8,580)
Other liabilities	(5,589)	3,219	984
Due to related parties	(1,584)	724	286
Net cash (used in) provided by operating activities	(1,145)	51,873	77,035
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to investments in real estate	(21,101)	(35,414)	(26,614)
Acquisition of real estate properties	(19,631)	—	(11,143)
Proceeds from sale of real estate property, net	1,012,115	94,568	7,786
Proceeds from sale of assets held for sale, net	—	26,766	82,272
Loans funded	(19,079)	(66,001)	(29,848)
Principal collected on loans	10,883	33,470	39,950
Restricted cash	5,152	(25,150)	1,691
Other investing activity	317	1,287	178
Net cash provided by investing activities	968,656	29,526	64,272

(Continued)

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Cash Flows (Continued)

(In thousands)

	Year Ended December 31,
	2017	2016	2015
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from mortgages payable	—	392,000	—
Payment of mortgages payable	(65,877)	(4,354)	(77,056)
Proceeds from unsecured revolving lines of credit, revolving credit facilities and term notes	120,000	175,000	619,000
Payment of unsecured revolving lines of credit, revolving credit facilities and term notes	(335,000)	(282,000)	(487,000)
Payment of principal on secured borrowings	(6,674)	(13,946)	(4,311)
Proceeds from secured borrowings	—	25,791	10,000
Payment of deferred preferred stock offering costs	(3,832)	(1,960)	—
Payment of deferred loan costs	(304)	(1,994)	(3,596)
Payment of common dividends	(38,327)	(77,316)	(85,389)
Payment of special cash dividends	(4,872)	—	—
Repurchase of Common Stock	(886,010)	(290,134)	—
Contributions from noncontrolling interests	—	—	110
Payment of borrowing costs	(8)	—	—
Net proceeds from issuance of Series A Preferred Warrants	127	5	—
Net proceeds from issuance of Series A Preferred Stock	28,070	1,429	—
Net proceeds from issuance of Series L Preferred Stock	210,377	—	—
Payment of preferred stock dividends	(250)	—	—
Redemption of Series A Preferred Stock	(27)	—	—
Noncontrolling interests’ distributions	(43)	(43)	(45)
Net cash used in financing activities	(982,650)	(77,522)	(28,287)
Change in cash balances included in assets held for sale	—	1,471	569
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(15,139)	5,348	113,589
CASH AND CASH EQUIVALENTS:
Beginning of period	144,449	139,101	25,512
End of period	$129,310	$144,449	$139,101
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$35,092	$33,060	$20,920
Federal income taxes paid	$1,595	$1,353	$805
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Additions to investments in real estate included in accounts payable and accrued expenses	$9,024	$4,527	$8,097
Retirement of treasury stock	$—	$—	$4,901
Additions to investments in real estate included in other assets	$—	$—	$4,244
Net increase (decrease) in fair value of derivatives applied to other comprehensive income (loss)	$2,140	$2,010	$(2,519)
Foreclosure on a loan receivable included in other assets	$—	$—	$708
Reduction of loans receivable and secured borrowings due to the SBA’s repurchase of the guaranteed portion of loans	$534	$2,663	$—
Additions to preferred stock offering costs included in accounts payable and accrued expenses	$388	$238	$—
Accrual of dividends payable to preferred stockholders	$249	$9	$—
Preferred stock offering costs offset against redeemable preferred stock in temporary equity	$122	$3	$—
Preferred stock offering costs offset against redeemable preferred stock in permanent equity	$2,532	$—	$—
Reclassification of Series A Preferred Stock from temporary equity to permanent equity	$1,417	$—	$—
Reclassification of Series A Preferred Stock from temporary equity to accounts payable and accrued expenses	$13	$—	$—
Accrual of special cash dividends	$1,575	$—	$—
Accrual reversed to lease termination income	$480	$—	$—
Payable to related parties included in net proceeds from disposition of real estate	$202	$—	$—

The accompanying notes are an integral part of these consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015

1.  ORGANIZATION AND OPERATIONS

CIM Commercial Trust Corporation (“CIM Commercial” or the “Company”), a Maryland corporation and real estate investment trust (“REIT”), or together with its wholly-owned subsidiaries (“we,” “us” or “our”) primarily acquires, owns, and operates Class A and creative office assets in vibrant and improving urban communities throughout the United States. These communities are located in areas that include traditional downtown areas and suburban main streets, which have high barriers to entry, high population density, improving demographic trends and a propensity for growth. We were originally organized in 1993 as PMC Commercial Trust (“PMC Commercial”), a Texas real estate investment trust.

On July 8, 2013, PMC Commercial entered into a merger agreement (the “Merger Agreement”) with CIM Urban REIT, LLC (“CIM REIT”), an affiliate of CIM Group, L.P. (“CIM Group” or “CIM”), and subsidiaries of the respective parties. CIM REIT was a private commercial REIT and was the owner of CIM Urban Partners, L.P. (“CIM Urban”). The transaction (the “Merger”) was completed on March 11, 2014 (the “Acquisition Date”). As a result of the Merger and related transactions, CIM Urban became our wholly-owned subsidiary.

Our common stock, $0.001 par value per share (“Common Stock”), is currently traded on the Nasdaq Global Market (“Nasdaq”) and on the Tel Aviv Stock Exchange (“TASE”), in each case under the ticker symbol “CMCT.” Our Series L Preferred Stock (as defined in Note 11), $0.001 par value per share, is currently traded on Nasdaq and on the TASE, in each case under the ticker symbol “CMCTP.” We have authorized for issuance 900,000,000 shares of common stock and 100,000,000 shares of preferred stock (“Preferred Stock”).

CIM Commercial has qualified and intends to continue to qualify as a REIT, as defined in the Internal Revenue Code, as amended (the “Code”).

2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

Principles of Consolidation—The consolidated financial statements include the accounts of CIM Commercial and its subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Investments in Real Estate—Real estate acquisitions are recorded at cost as of the acquisition date. Costs related to the acquisition of properties are expensed as incurred for acquisitions that occurred prior to October 1, 2017. For acquisitions occurring on or after October 1, 2017, we will conduct an analysis to determine if the acquisition constitutes a business combination or an asset purchase. If the acquisition constitutes a business combination, then transaction costs will be expensed as incurred, and if the acquisition constitutes an asset purchase, then transaction costs will be capitalized. Investments in real estate are stated at depreciated cost. Depreciation and amortization are recorded on a straight line basis over the estimated useful lives as follows:

Buildings and improvements	15 - 40 years
Furniture, fixtures, and equipment	3 - 5 years
Tenant improvements	Shorter of the useful lives or the terms of the related leases

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

Improvements and replacements are capitalized when they extend the useful life, increase capacity, or improve the efficiency of the asset. Ordinary repairs and maintenance are expensed as incurred.

Investments in real estate are evaluated for impairment on a quarterly basis or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount to the future net cash flows, undiscounted and without interest, expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. The estimated fair value of the asset group identified for step two of the impairment testing under GAAP is based on either the income approach with market discount rate, terminal capitalization rate and rental rate assumptions being most critical, or on the sales comparison approach to similar properties. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell. We recognized impairment of long-lived assets of $13,100,000, $0 and $0 during the years ended December 31, 2017, 2016 and 2015, respectively (Note 3).

Cash and Cash Equivalents—Cash and cash equivalents include short-term liquid investments with initial maturities of three months or less.

Restricted Cash—Our mortgage loan and hotel management agreements provide for depositing cash into restricted accounts reserved for capital expenditures, free rent, tenant improvement and leasing commission obligations. Restricted cash also includes cash required to be segregated in connection with certain of our loans receivable.

Loans Receivable—Our loans receivable are carried at their unamortized principal balance less unamortized acquisition discounts and premiums, retained loan discounts and loan loss reserves.  For loans originated under the Small Business Administration’s (“SBA”) 7(a) Guaranteed Loan Program (“SBA 7(a) Program”), we sell the portion of the loan that is guaranteed by the SBA. Upon sale of the SBA guaranteed portion of the loans, which are accounted for as sales, the unguaranteed portion of the loan retained by us is valued on a fair value basis and a discount (the “Retained Loan Discount”) is recorded as a reduction in basis of the retained portion of the loan.

At the Acquisition Date, the carrying value of our loans was adjusted to estimated fair market value and acquisition discounts of $33,907,000 were recorded, which are being accreted to interest and other income using the effective interest method. We sold substantially all of our commercial mortgage loans with unamortized acquisition discounts of $15,951,000 to an unrelated third-party in December 2015 (Note 7). Acquisition discounts of $1,301,000 remained as of December 31, 2017, which have not yet been accreted to income.

A loan receivable is generally classified as non-accrual (a “Non-Accrual Loan”) if (i) it is past due as to payment of principal or interest for a period of 60 days or more, (ii) any portion of the loan is classified as doubtful or is charged-off or (iii) the repayment in full of the principal and/or interest is in doubt. Generally, loans are charged-off when management determines that we will be unable to collect any remaining amounts due under the loan agreement, either through liquidation of collateral or other means. Interest income, included in interest and other income or discontinued operations, on a Non-Accrual Loan is recognized on either the cash basis or the cost recovery basis.

On a quarterly basis, and more frequently if indicators exist, we evaluate the collectability of our loans receivable. Our evaluation of collectability involves judgment, estimates, and a review of the ability of the borrower to make principal and interest payments, the underlying collateral and the borrowers’ business models and future operations in accordance with Accounting Standards Codification (“ASC”) 450-20, Contingencies—Loss Contingencies, and ASC 310-10, Receivables. For the years ended December 31, 2017, 2016 and 2015, we recorded $97,000, $(206,000) and $328,000 impairment (recovery) on our loans receivable, respectively. We establish a general loan loss reserve when available information indicates that it is

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

probable a loss has occurred based on the carrying value of the portfolio and the amount of the loss can be reasonably estimated. Significant judgment is required in determining the general loan loss reserve, including estimates of the likelihood of default and the estimated fair value of the collateral. The general loan loss reserve includes those loans, which may have negative characteristics which have not yet become known to us. In addition to the reserves established on loans not considered impaired that have been evaluated under a specific evaluation, we establish the general loan loss reserve using a consistent methodology to determine a loss percentage to be applied to loan balances. These loss percentages are based on many factors, primarily cumulative and recent loss history and general economic conditions.

Accounts Receivable—Accounts receivable are carried net of the allowances for uncollectible amounts. Management’s determination of the adequacy of these allowances is based primarily upon evaluation of historical loss experience, individual receivables, current economic conditions, and other relevant factors. The allowances are increased or decreased through the provision for bad debts. The allowance for uncollectible accounts receivable was $181,000 and $876,000 as of December 31, 2017 and 2016, respectively.

Deferred Rent Receivable and Charges—Deferred rent receivable and charges consist of deferred rent, deferred leasing costs, deferred offering costs (Note 11) and other deferred costs. Deferred rent receivable is $52,619,000 and $64,010,000 at December 31, 2017 and 2016, respectively. Deferred leasing costs, which represent lease commissions and other direct costs associated with the acquisition of tenants, are capitalized and amortized on a straight-line basis over the terms of the related leases. Deferred leasing costs of $52,414,000 and $76,063,000 are presented net of accumulated amortization of $23,807,000 and $25,914,000 at December 31, 2017 and 2016, respectively. Deferred offering costs represent direct costs incurred in connection with our offering of Series A Preferred Units (as defined in Note 11), excluding costs specifically identifiable to a closing, such as commissions, dealer-manager fees, and other registration fees.  For a specific issuance of Series A Preferred Units, associated offering costs are reclassified as a reduction of proceeds raised on the issuance date. Offering costs incurred but not directly related to a specifically identifiable closing are deferred. Deferred offering costs are first allocated to each issuance on a pro-rata basis equal to the ratio of Series A Preferred Units issued in an issuance to the maximum number of Series A Preferred Units that are expected to be issued. Then, the deferred offering costs allocated to such issuance are further allocated to the Series A Preferred Stock (as defined in Note 11) and Series A Preferred Warrants (as defined in Note 11) issued in such issuance based on the relative fair value of the instruments on the date of issuance. The deferred offering costs allocated to the Series A Preferred Stock and Series A Preferred Warrants are reductions to temporary equity and permanent equity, respectively. Deferred offering costs of $3,401,000 and $2,060,000 related to our offering of Series A Preferred Units are included in deferred rent receivable and charges at December 31, 2017 and 2016, respectively. Other deferred costs are $121,000 and $135,000 at December 31, 2017 and 2016, respectively.

Noncontrolling Interests—Noncontrolling interests represent the interests in various properties owned by third parties.

Redeemable Preferred Stock—Beginning on the date of original issuance of any given shares of Series A Preferred Stock (Note 11), the holder of such shares has the right to require the Company to redeem such shares at a redemption price of 100% of the Series A Preferred Stock Stated Value (as defined in Note 11), plus accrued and unpaid dividends, subject to the payment of a redemption fee until the fifth anniversary of such issuance.  From and after the fifth anniversary of the date of the original issuance, the holder will have the right to require the Company to redeem such shares at a redemption price of 100% of the Series A Preferred Stock Stated Value, plus accrued and unpaid dividends, without a redemption fee, and the Company will have the right (but not the obligation) to redeem such shares at 100% of the Series A Preferred Stock Stated Value, plus accrued and unpaid dividends.  The applicable redemption price payable upon redemption of any Series A Preferred Stock will be in cash or, on or after the first anniversary of the issuance of such shares of Series A Preferred Stock to be redeemed, in the Company’s sole discretion, in cash or in equal value through the issuance of shares of Common Stock, based on the volume weighted average price of our Common Stock for the 20 trading days prior to the redemption. Since a holder of Series A

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

Preferred Stock has the right to request redemption of such shares and redemptions prior to the first anniversary are to be paid in cash, we have recorded the activity related to our Series A Preferred Stock in temporary equity. We recorded the activity related to our Series A Preferred Warrants (Note 11) in permanent equity. On the first anniversary of the date of original issuance of a particular share of Series A Preferred Stock, we intend to reclassify such share of Series A Preferred Stock from temporary equity to permanent equity because the feature giving rise to temporary equity classification, the requirement to satisfy redemption requests in cash, lapses on the first anniversary date. Proceeds and expenses from the sale of the Series A Preferred Units are allocated to the Series A Preferred Stock and Series A Preferred Warrants using their relative fair values on the date of issuance.

Our Series L Preferred Stock (as defined in Note 11) is redeemable at the option of the holder or CIM Commercial. From and after the fifth anniversary of the date of original issuance of the Series L Preferred Stock, each holder will have the right to require the Company to redeem, and the Company will also have the option to redeem (subject to certain conditions), such shares of Series L Preferred Stock at a redemption price equal to the Series L Preferred Stock Stated Value (as defined in Note 11), plus, provided certain conditions are met, all accrued and unpaid distributions. Notwithstanding the foregoing, a holder of shares of our Series L Preferred Stock may require us to redeem such shares at any time prior to the fifth anniversary of the date of original issuance of the Series L Preferred Stock if (1) we do not declare and pay in full the distributions on the Series L Preferred Stock for any annual period prior to such fifth anniversary (provided that the first distribution on the Series L Preferred Stock is expected to be payable in January 2019) or (2) we do not declare and pay all accrued and unpaid distributions on the Series L Preferred Stock for all past dividend periods prior to the applicable holder redemption date. The applicable redemption price payable upon redemption of any Series L Preferred Stock will be made, in the Company’s sole discretion, in the form of (A) cash in Israeli new shekels (“ILS”) at the then-current currency exchange rate determined in accordance with the Articles Supplementary defining the terms of the Series L Preferred Stock, (B) in equal value through the issuance of shares of Common Stock, with the value of such Common Stock to be deemed the lower of (i) our NAV per share of our Common Stock as most recently published by the Company as of the effective date of redemption and (ii) the volume-weighted average price of our Common Stock, determined in accordance with the Articles Supplementary defining the terms of the Series L Preferred Stock, or (C) in a combination of cash in ILS and our Common Stock, based on the conversion mechanisms set forth in (A) and (B), respectively. We recorded the activity related to our Series L Preferred Stock in permanent equity.

Purchase Accounting for Acquisition of Investments in Real Estate—We apply the acquisition method to all acquired real estate assets. The purchase consideration of the real estate, which for real estate acquired on or after October 1, 2017 includes the transaction costs incurred in connection with such acquisitions, is recorded at fair value to the acquired tangible assets, consisting primarily of land, land improvements, building and improvements, tenant improvements, and furniture, fixtures, and equipment, and identified intangible assets and liabilities, consisting of the value of acquired above-market and below-market leases, in-place leases and ground leases, if any, based in each case on their respective fair values. Loan premiums, in the case of above-market rate loans, or loan discounts, in the case of below-market rate loans, are recorded based on the fair value of any loans assumed in connection with acquiring the real estate.

The fair value of the tangible assets of an acquired property is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land (or acquired ground lease if the land is subject to a ground lease), land improvements, building and improvements, and tenant improvements based on management’s determination of the relative fair values of these assets. Management determines the as-if-vacant fair value of a property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and other operating expenses, and estimates of lost rental revenue during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases, including leasing commissions, legal, and other related costs.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

In allocating the purchase consideration of the identified intangible assets and liabilities of an acquired property, above-market, below-market, and in-place lease values are recorded based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases measured over a period equal to the remaining non-cancelable term of the lease, and for below-market leases, over a period equal to the initial term plus any below-market fixed-rate renewal periods. Acquired above-market and below-market leases are amortized and recorded to rental and other property income over the initial terms of the respective leases.

The aggregate value of other acquired intangible assets, consisting of in-place leases and tenant relationships, is measured by the estimated cost of operations during a theoretical lease-up period to replace in-place leases, including lost revenues and any unreimbursed operating expenses, plus an estimate of deferred leasing commissions for in-place leases. The value of in-place leases is amortized to expense over the remaining non-cancelable periods of the respective leases. If a lease is terminated prior to its stated expiration, all unamortized amounts relating to that lease are written-off.

A tax abatement intangible asset was recorded for a property acquired in 2011 and sold in 2017, based on an approval for a property tax abatement, due to the location of the property. The tax abatement intangible asset was amortized over eight years and was written off in connection with the disposition. Tax abatement was $0 and $1,400,000 at December 31, 2017 and 2016, respectively.

Revenue Recognition—All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.  The excess of rents recognized over amounts contractually due pursuant to the underlying leases is recorded as deferred rent.  If the lease provides for tenant improvements, we determine whether the tenant improvements, for accounting purposes, are owned by the tenant or us.  When we are the owner of the tenant improvements, the tenant is not considered to have taken physical possession or have control of the physical use of the leased asset until the tenant improvements are substantially completed.  When the tenant is considered the owner of the improvements, any tenant improvement allowance that is funded is treated as incentive. Lease incentives paid to tenants are included in other assets and amortized as a reduction to rental revenue on a straight-line basis over the term of the related lease. Lease incentives of $12,648,000 and $13,084,000 are presented net of accumulated amortization of $5,029,000 and $4,303,000 at December 31, 2017 and 2016, respectively.

Reimbursements from tenants, consisting of amounts due from tenants for common area maintenance, real estate taxes, insurance, and other recoverable costs, are recognized as revenue in the period the expenses are incurred. Tenant reimbursements are recognized and presented on a gross basis when we are the primary obligor with respect to incurring expenses and with respect to having the credit risk.

In addition to minimum rents, certain leases provide for additional rents based upon varying percentages of tenants’ sales in excess of annual minimums. Percentage rent is recognized once lessees’ specified sales targets have been met. Included in rental and other property income for the years ended December 31, 2017, 2016 and 2015, is $304,000, $338,000 and $329,000, respectively, of percentage rent.

We derive parking revenues from leases with third-party operators. Our parking leases provide for additional rents based upon varying percentages of tenants’ sales in excess of annual minimums. Parking percentage rent is recognized once lessees’ specific sales targets have been met. Included in rental and other property income for the years ended December 31, 2017, 2016 and 2015, is $2,614,000, $3,156,000 and $2,290,000, respectively, of parking percentage rent.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

Hotel room sales are recognized upon daily occupancy. Other hotel revenues are recognized as earned upon facility use or food and beverage consumption.

Interest income included in interest and other income or discontinued operations is comprised of interest earned on loans and our short-term investments and the accretion of net loan origination fees and discounts. Interest income on loans is accrued as earned with the accrual of interest suspended when the related loan becomes a Non-Accrual Loan.

Premiums and Discounts on Debt— Premiums and discounts on debt are accreted or amortized on the effective interest method or on a straight-line basis over the respective term of the loan to interest expense, which approximates the effective interest method.

Stock-Based Compensation Plans—We had options outstanding and have issued and continue to issue restricted shares under stock-based compensation plans described more fully in Note 9. We use fair value recognition provisions to account for all awards granted, modified or settled.

Earnings per Share (“EPS”)—Basic EPS is computed by dividing net income available to common stockholders by the weighted-average number of shares of Common Stock outstanding for the period. Net income available to common stockholders includes a deduction for dividends due to preferred stockholders.  Diluted EPS is computed by dividing net income available to common stockholders by the weighted average number of shares of Common Stock outstanding adjusted for the dilutive effect, if any, of securities such as stock-based compensation awards, warrants, including the Series A Preferred Warrants (Note 12) and preferred stock, including the Series A Preferred Stock (Note 11) and Series L Preferred Stock (Note 11), whose redemption is payable in shares of Common Stock or cash, at the discretion of the Company. The dilutive effect of stock-based compensation awards and warrants, including the Series A Preferred Warrants, is reflected in the weighted average diluted shares calculation by application of the treasury stock method. The dilutive effect of preferred stock, including the Series A Preferred Stock and Series L Preferred Stock, whose redemption is payable in shares of Common Stock or cash, at the discretion of the Company, is reflected in the weighted average diluted shares calculation by application of the if-converted method.

Distributions—Distributions are recorded on the ex-dividend date.

Assets Held for Sale and Discontinued Operations—In the ordinary course of business, we may periodically enter into agreements relating to dispositions of assets. Some of these agreements are non-binding because either they do not obligate either party to pursue any transactions until the execution of a definitive agreement or they provide the potential buyer with the ability to terminate without penalty or forfeiture of any material deposit, subject to certain specified contingencies, such as completion of due diligence at the discretion of such buyer. We do not classify assets that are subject to such non-binding agreements as held for sale.

We classify assets as held for sale, if material, when they meet the necessary criteria, which include: a) management commits to and actively embarks upon a plan to sell the assets, b) the assets to be sold are available for immediate sale in their present condition, c) the sale is expected to be completed within one year under terms usual and customary for such sales and d) actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. We generally believe that we meet these criteria when the plan for sale has been approved by our Board of Directors, there are no known significant contingencies related to the sale and management believes it is probable that the sale will be completed within one year.

Assets held for sale are recorded at the lower of cost or estimated fair value less cost to sell. In addition, if we were to determine that the asset disposal associated with assets held for sale or disposed of represents a strategic shift, the revenues,

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

expenses and net gain (loss) on dispositions would be recorded in discontinued operations for all periods presented through the date of the applicable disposition.

We have assessed the sale of our multifamily properties (Note 3) in accordance with ASC 205-20, Discontinued Operations. In our assessment, we considered, among other factors, the materiality of the revenue, net operating income, and total assets of our multifamily segment for the years ended December 31, 2017, 2016, and 2015. Based on our qualitative and quantitative assessment, we concluded the disposals do not represent a strategic shift that will have a major effect on our operations and financial results and they should not be classified as discontinued operations on our consolidated financial statements.

Derivative Financial Instruments—As part of risk management and operational strategies, from time to time, we may enter into derivative contracts with various counterparties. All derivatives are recognized on the balance sheet at their estimated fair value. On the date that we enter into a derivative contract, we designate the derivative as a fair value hedge, a cash flow hedge, a foreign currency fair value or cash flow hedge, a hedge of a net investment in a foreign operation, or a trading or non-hedging instrument.

Changes in the estimated fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge, to the extent that the hedge is effective, are initially recorded in other comprehensive income (“OCI”), and are subsequently reclassified into earnings as a component of interest expense when the variability of cash flows of the hedged transaction affects earnings (e.g., when periodic settlements of a variable-rate asset or liability are recorded in earnings). Any hedge ineffectiveness (which represents the amount by which the changes in the estimated fair value of the derivative differ from the variability in the cash flows of the forecasted transaction) is recognized in current-period earnings as a component of interest expense. When an interest rate swap designated as a cash flow hedge no longer qualifies for hedge accounting, we recognize changes in estimated fair value of the hedge previously deferred to accumulated other comprehensive income (“AOCI”), along with any changes in estimated fair value occurring thereafter, through earnings. We classify cash flows from interest rate swap agreements as net cash provided from operating activities on the consolidated statements of cash flows as our accounting policy is to present the cash flows from the hedging instruments in the same category in the consolidated statements of cash flows as the category for the cash flows from the hedged items. See Note 13 for disclosures about our derivative financial instruments and hedging activities.

Income Taxes—We have elected to be taxed as a REIT under the provisions of the Code.  To the extent we qualify for taxation as a REIT, we generally will not be subject to a federal corporate income tax on our taxable income that is distributed to our stockholders.  We may, however, be subject to certain federal excise taxes and state and local taxes on our income and property.  If we fail to qualify as a REIT in any taxable year, we will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and will not be able to qualify as a REIT for four subsequent taxable years.  In order to remain qualified as a REIT under the Code, we must satisfy various requirements in each taxable year, including, among others, limitations on share ownership, asset diversification, sources of income, and the distribution of at least 90% of our taxable income within the specified time in accordance with the Code.

We have wholly-owned taxable REIT subsidiaries (“TRS’s”) which are subject to federal income taxes.  The income generated from the taxable REIT subsidiaries is taxed at normal corporate rates.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

We have established a policy on classification of penalties and interest related to audits of our federal and state income tax returns.  If incurred, our policy for recording interest and penalties associated with audits will be to record such items as a component of general and administrative expense.  Penalties, if incurred, will be recorded in general and administrative expense

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

and interest paid or received will be recorded in interest expense or interest income, respectively, in our consolidated statements of operations.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current period. We have reviewed all open tax years and concluded that the application of ASC 740 resulted in no material effect to our consolidated financial position or results of operations.

Consolidation Considerations for Our Investments in Real Estate—ASC 810-10, Consolidation, addresses how a business enterprise should evaluate whether it has a controlling interest in an entity through means other than voting rights that would require the entity to be consolidated. We analyze our investments in real estate in accordance with this accounting standard to determine whether they are variable interest entities, and if so, whether we are the primary beneficiary. Our judgment with respect to our level of influence or control over an entity and whether we are the primary beneficiary of a variable interest entity involves consideration of various factors, including the form of our ownership interest, our voting interest, the size of our investment (including loans), and our ability to participate in major policy-making decisions. Our ability to correctly assess our influence or control over an entity affects the presentation of these investments in real estate on our consolidated financial statements.

Use of Estimates—The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior period amounts have been reclassified to conform with the current period presentation.  These reclassifications had no effect on previously reported net income or cash flows.

Concentration of Credit Risk—Financial instruments that subject us to credit risk consist primarily of cash and cash equivalents and interest rate swap agreements. We have our cash and cash equivalents on deposit with what we believe to be high-quality financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000. We believe that the counterparties in our interest rate swap agreements are high-quality financial institutions. The credit quality of the counterparties is monitored on an ongoing basis.  Management routinely assesses the financial strength of its tenants and, as a consequence, believes that its accounts receivable credit risk exposure is limited.

Our properties are located throughout the United States. The majority of our revenues are earned from properties located in the Washington, D.C. area and California. We are subject to risks incidental to the ownership and operation of commercial real estate. These include, among others, the risks normally associated with changes in the general economic climate in the communities in which we operate, trends in the real estate industry, change in tax laws, interest rate levels, availability of financing, and the potential liability under environmental and other laws.

Fair Value Measurements—The fair value of our financial assets and liabilities are disclosed in Note 14.

We determine the estimated fair value of financial assets and liabilities utilizing a hierarchy of valuation techniques based on whether the inputs to a fair value measurement are considered to be observable or unobservable in a marketplace. The hierarchy for inputs used in measuring fair value is as follows:

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

Level 1 Inputs—Quoted prices in active markets for identical assets or liabilities

Level 2 Inputs—Observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3 Inputs—Unobservable inputs

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement.

We disclose the fair value of our debt.  We determine the fair value of mortgage notes payable and junior subordinated notes by performing discounted cash flow analyses using an appropriate market discount rate. We calculate the market discount rate for our mortgage notes payable by obtaining period-end treasury rates for maturities that correspond to the maturities of our debt and then adding an appropriate credit spread.  These credit spreads take into account factors such as our credit standing, the maturity of the debt, whether the debt is secured or unsecured, and the loan-to-value ratios of the debt.

We disclose the fair value of our loans receivable.  We determine the fair value of loans receivable by performing a present value analysis for the anticipated future cash flows using an appropriate market discount rate taking into consideration the credit risk and using an anticipated prepayment rate.

We estimate the fair value of our interest rate swaps by calculating the credit-adjusted present value of the expected future cash flows of each swap. The calculation incorporates the contractual terms of the derivatives, observable market interest rates, and credit risk adjustments, if any, to reflect the counterparty’s as well as our own nonperformance risk.

The carrying amounts of our cash and cash equivalents, restricted cash, accounts receivable, accounts payable, and accrued expenses approximate their fair values due to their short-term maturities at December 31, 2017 and 2016. The carrying amounts of our secured borrowings and unsecured credit and term loan facilities approximate their fair values, as the interest rates on these securities are variable and approximate current market interest rates.

Segment Information—Segment information is prepared on the same basis that our management reviews information for operational decision-making purposes. Our reportable segments consist of three types of commercial real estate properties, namely, office, hotel and multifamily, as well as a segment for our lending business that is included in our continuing operations. The lending business that was held for sale at December 31, 2015 is not included in our reportable segments. The products for our office segment primarily include rental of office space and other tenant services, including tenant reimbursements, parking, and storage space rental. The products for our multifamily segment include rental of apartments and other tenant services. The products for our hotel segment include revenues generated from the operations of hotel properties and rental income generated from a garage located directly across the street from one of the hotels. The income from our lending segment includes income from the yield and other related fee income earned on our loans receivable.

Recently Issued Accounting Pronouncements—In January 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which is designed to improve the recognition and measurement of financial instruments through targeted changes to existing GAAP. The ASU requires an entity to: (i) measure equity investments at fair value through net income, with certain exceptions; (ii) present in OCI the changes in instrument-specific credit risk for financial liabilities measured using the fair value option; (iii) present financial assets and financial liabilities by measurement category and form of financial asset; (iv) calculate the fair value of financial instruments for disclosure purposes based on an exit price; and (v) assess a valuation allowance on deferred tax assets related to unrealized

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

losses of available-for-sale debt securities in combination with other deferred tax assets. In addition, the ASU provides an election to subsequently measure certain nonmarketable equity investments at cost less any impairment and adjusted for certain observable price changes. The ASU also requires a qualitative impairment assessment of such equity investments and amends certain fair value disclosure requirements. For public business entities, the ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2017. We currently do not anticipate the adoption of this ASU will have a material impact on our consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which is intended to improve financial reporting about leasing transactions. Under the new guidance, a lessee will be required to recognize assets and liabilities for leases with lease terms of more than 12 months. Consistent with current GAAP, the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee primarily will depend on its classification as a finance or operating lease. However, unlike current GAAP, which requires a lessee to recognize only capital leases on the balance sheet, the new ASU will require a lessee to recognize both types of leases on the balance sheet. The lessor accounting will remain largely unchanged from current GAAP. However, the ASU contains some targeted improvements that are intended to align, where necessary, lessor accounting with the lessee accounting model and with the updated revenue recognition guidance issued in 2014. For public entities, the ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2018.

We are currently conducting an evaluation of the impact of the guidance on our consolidated financial statements. We currently believe that the adoption of the standard will not significantly change the accounting for operating leases on our consolidated balance sheet where we are the lessor, and that such leases will be accounted for in a similar method to existing standards with the underlying leased asset being recognized and reported as a real estate asset. We currently expect that certain non-lease components may need to be accounted for separately from the lease components, with the lease components continuing to be recognized on a straight-line basis over the term of the lease and certain non-lease components (such as certain expense reimbursements) being accounted for under the new revenue recognition guidance in ASU 2014-09. We expect to adopt the guidance on a modified retrospective basis.

In March 2016, the FASB issued ASU No. 2016-09, Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting, which is intended to simplify several aspects of the accounting for share-based payment transactions, including accounting for income taxes, classification of excess tax benefits on the statement of cash flows, forfeitures, minimum statutory tax withholding requirements, and classification of employee taxes paid on the statement of cash flows when an employer withholds shares for tax-withholding purposes. In addition, the ASU eliminated certain guidance in ASC 718, which was indefinitely deferred shortly after the issuance of FASB Statement No. 123 (revised 2004), Share-Based Payment. For public entities, the ASU became effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2016. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which is intended to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity. The amendments in the ASU replaces the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. For public entities, the ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2019. Early adoption is permitted for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2018. We are currently in the process of evaluating the impact of adoption of this new accounting guidance on our consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which provides guidance on how certain cash receipts and cash payments are to be presented and classified in the statement of cash flows. For public entities, the ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2017. Early adoption is permitted. We currently do not anticipate the adoption of this ASU will have a material impact on our consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires that a statement of cash flows explain the change during the period in the total cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this update do not provide a definition of restricted cash or restricted cash equivalents. For public entities, the ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2017. Early adoption is permitted. Upon adoption of this ASU, restricted cash balances will be included in beginning and ending balances of cash and cash equivalents for all periods presented in our consolidated statements of cash flows.

In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, which makes certain technical corrections and improvements to ASU 2014-09, Revenue from Contracts with Customers (Topic 606). In February 2017, the FASB issued ASU No. 2017-05, Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, which provided further clarification on the recognition of gains and losses from the transfer of nonfinancial assets in contracts with noncustomers provided for under ASU 2014-09. This revenue recognition standard became effective for the Company on January 1, 2018. The standard allows the use of a full retrospective or modified retrospective approach to adopt this ASU. The full retrospective approach requires entities to recast their revenues for all periods presented to conform with the new revenue recognition guidance.  Revenues that are restated for periods before January 1, 2016 will be reflected as an adjustment to retained earnings as of January 1, 2016. Under the modified retrospective approach, an entity can apply the standard to all contracts existing as of January 1, 2018, or only to uncompleted contracts existing as of January 1, 2018.  Any differences in current and new revenue recognition guidance would be reflected as an adjustment to retained earnings as of January 1, 2018 under this approach. Under both approaches, additional disclosures may be required depending on the significance of the revenues impacted. The Company has elected to use the modified retrospective approach for all uncompleted contracts as of January 1, 2018.

The core principle of this revenue recognition standard is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services, with an emphasis on the timing of the transfer of control of these goods or services to the customer.  The guidance requires the use of a new five-step model, which includes (i) identifying the contract with a customer, (ii) identifying the performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the performance obligations, and (v) recognizing revenue when (or as) the entities satisfies a performance obligation.

Our revenues and gains that were scoped into the revenue recognition standard were (i) hotel revenues, (ii) gains on sales of real estate, and (iii) certain tenant recoveries outside of the terms of the lease agreement.

For all contracts within the scope of this new revenue recognition standard, which include hotel revenues, sales of real estate, and tenant recoveries outside the lease agreements, the Company determined that there were no differences in the recognition of timing and amount under the current and new guidance. Therefore, the adoption of this standard effective January 1, 2018 will not result in an adjustment to our retained earnings on January 1, 2018.  Additionally, a majority of the Company’s revenues are primarily concentrated in rental income from leases which are outside of the scope of the new revenue

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

recognition standard.  We do not believe that hotel revenues or tenant recoveries outside of the lease agreements are material in relation to the core business, nor will they be material going forward.

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations: Clarifying the Definition of a Business (“ASU No. 2017-01”), which narrows the definition of a business and provides a framework that gives entities a basis for making reasonable judgments about whether a transaction involves an asset or a business. For public entities, the ASU is effective for annual reporting periods (including interim periods within those periods) beginning after December 15, 2017. Early adoption is permitted under certain circumstances as outlined in the ASU. The Company early adopted ASU No. 2017-01 during the fourth quarter of 2017. As a result of such adoption, we capitalized the transaction costs incurred in connection with the acquisition of an office property in San Francisco, California in December 2017 (Note 3). In addition, we expect that transaction costs incurred in connection with future real estate property acquisitions that constitute an asset purchase will be capitalized as part of the purchase price instead of being expensed as incurred to transaction costs.

In May 2017, the FASB issued ASU No. 2017-09, Compensation - Stock Compensation (Topic 718): Scope of Modification Accounting, which clarifies the scope of modification accounting. Under the guidance, an entity will not apply modification accounting to a share-based payment award if the award’s fair value, vesting conditions, and classification as an equity or liability instrument remain the same immediately before and after the change. For public entities, the ASU is effective for annual reporting periods (including interim periods within those periods) beginning after December 15, 2017. Early adoption is permitted. We currently do not anticipate the adoption of this new accounting guidance will have a material impact on our consolidated financial statements.

In August 2017, the FASB issued ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities, which simplifies and expands the eligible hedging strategies for financial and nonfinancial risks by more closely aligning hedge accounting with a company’s risk management activities, and also simplifies the application of Topic 815, Derivatives and Hedging, through targeted improvements in key practice areas. In addition, the ASU prescribes how hedging results should be presented and requires incremental disclosures. Further, the ASU provides partial relief on the timing of certain aspects of hedge documentation and eliminates the requirement to recognize hedge ineffectiveness separately in earnings in the current period. For public entities, the ASU is effective for annual reporting periods (including interim periods within those periods) beginning after December 15, 2018. Early adoption is permitted in any interim period after issuance of the ASU for existing hedging relationships on the date of adoption. We are currently in the process of evaluating the impact of adoption of this new accounting guidance on our consolidated financial statements.

3.  ACQUISITIONS AND DISPOSITIONS

The fair value of real estate acquired is recorded to the acquired tangible assets, consisting primarily of land, land improvements, building and improvements, tenant improvements, and furniture, fixtures, and equipment, and identified intangible assets and liabilities, consisting of the value of acquired above-market and below-market leases, in-place leases and ground leases, if any, based in each case on their respective fair values. Loan premiums, in the case of above-market rate loans, or loan discounts, in the case of below-market rate loans, are recorded based on the fair value of any loans assumed in connection with acquiring the real estate.

2017 Transactions—On December 29, 2017, we acquired a 100% fee-simple interest in an office property known as 1130 Howard Street from an unrelated third-party. The office property has approximately 21,194 square feet and is located in San Francisco, California. The acquisition was funded with proceeds from our Series L Preferred Stock offering, and the acquired property is reported as part of the office segment (Note 20). During the fourth quarter of 2017, we early adopted ASU No. 2017-01 (Note 2) and, based on our analysis, the acquisition was an asset purchase and not a business combination. As such, transaction costs were capitalized as incurred in connection with this acquisition.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

	Asset	Date of		Purchase
Property	Type	Acquisition	Square Feet	Price (1)
				(in thousands)
1130 Howard Street, San Francisco, CA	Office	December 29, 2017	21,194	$17,717

(1)                                 Transaction costs that were capitalized and assumption of liabilities totaled $1,915,000, which are excluded from the purchase price above.

We sold 100% fee-simple interests in the following properties, other than 800 N Capitol, in which we sold a 100% leasehold interest, to unrelated third-parties. Transaction costs related to these sales were expensed as incurred.

Property	Asset Type	Date of Sale	Square Feet or Units (1)	Sales Price	Transaction Costs		Gain on Sale
					(in thousands)
211 Main Street, San Francisco, CA	Office	March 28, 2017	417,266	$292,882	$2,943	(2)	$187,734
3636 McKinney Avenue, Dallas, TX	Multifamily	May 30, 2017	103	$20,000	$1,320	(2)	$5,488
3839 McKinney Avenue, Dallas, TX	Multifamily	May 30, 2017	75	$14,100	$938	(2)	$4,224
200 S College Street, Charlotte, NC	Office	June 8, 2017	567,865	$148,500	$833		$45,906
980 9th and 1010 8th Street, Sacramento, CA	Office & Parking Garage	June 20, 2017	485,926	$120,500	$1,119		$34,559
4649 Cole Avenue, Dallas, TX	Multifamily	June 23, 2017	334	$64,000	$3,311	(2)	$25,836
800 N Capitol Street, Washington, D.C.	Office	August 31, 2017	311,593	$119,750	$2,388		$34,456
7083 Hollywood Boulevard, Los Angeles, CA (3)	Office	September 21, 2017	82,193	$42,300	$584		$23,670
47 E 34th Street, New York, NY	Multifamily	September 26, 2017	110	$80,000	$3,157		$16,556
370 L’Enfant Promenade, Washington, D.C. (4)	Office	October 17, 2017	409,897	$126,680	$2,451		$2,994
4200 Scotland Street, Houston, TX (3)	Multifamily	December 15, 2017	308	$64,025	$597		$20,314

(1)                                 Reflects the square footage of office properties and number of units of multifamily properties.

(2)                                 Includes a prepayment penalty incurred in connection with the prepayment of the mortgage on the property in the amount of $1,508,000 at 211 Main Street, $1,143,000 at 3636 McKinney Avenue, $758,000 at 3839 McKinney Avenue, and $2,812,000 at 4649 Cole Avenue (Note 8).

(3)                                 A mortgage collateralized by this property was assumed by the buyer in connection with our sale of the property (Note 8).

(4)                                 In August 2017, we negotiated an agreement with an unrelated third-party for the sale of this property. We determined the book value of this property exceeded its estimated fair value less costs to sell, and as such, an impairment charge of

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

$13,100,000 was recognized at such time for the year ended December 31, 2017 (Note 2). Our determination of fair value was based on the sales price negotiated with the third-party buyer.

In December 2017, we entered into a purchase and sale agreement with an unrelated third-party for the acquisition of a 100% fee-simple interest in an office property located at 9460 Wilshire Boulevard in Beverly Hills, California. At the time we entered into the purchase and sale agreement, we made a $20,000,000 non-refundable deposit to an escrow account and such deposit is included in other assets on our consolidated balance sheet at December 31, 2017. The acquisition subsequently closed in January 2018 for a purchase price of $132,000,000, which excludes transaction costs of $48,000 that were incurred and capitalized in connection with this acquisition. The property has approximately 68,866 square feet of office space and 22,884 square feet of retail space. The acquisition was funded with proceeds from our Series L Preferred Stock offering, and the acquired property will be reported as part of the office segment (Note 20).

2016 Transactions—There were no acquisitions during the year ended December 31, 2016.

We sold 100% fee-simple interests in the following properties to unrelated third-parties. Transaction costs related to these sales were expensed as incurred.

Property	Asset Type	Date of Sale	Rooms	Sales Price	Transaction Costs	Gain on Sale
					(in thousands)
Courtyard Oakland, Oakland, CA	Hotel	February 2, 2016	162	$43,800	$1,026	$24,739
LAX Holiday Inn, Los Angeles, CA	Hotel	July 19, 2016	405	$52,500	$706	$14,927

2015 Transactions—On August 26, 2015, we acquired a 100% fee-simple interest in a surface parking lot known as 2 Kaiser Plaza Parking Lot from an unrelated third-party. The parking lot has approximately 44,642 square feet of land and is located in Oakland, California. The acquisition was funded with proceeds from our unsecured credit facility, and the acquired property is reported as part of the office segment (Note 20). Transaction costs were expensed as incurred during the year ended December 31, 2015 related to this acquisition.

Property	Asset Type	Date of Acquisition	Square Feet	Purchase Price	Transaction Costs
				(in thousands)
2 Kaiser Plaza Parking Lot, Oakland, CA	Surface Parking Lot	August 26, 2015	44,642	$11,143	$107

We sold a 100% fee-simple interest in the following property to an unrelated third-party. Transaction costs related to the sale were expensed as incurred.

Property	Asset Type	Date of Sale	Square Feet	Sales Price	Transaction Costs	Gain on Sale
					(in thousands)
500 West Santa Ana Boulevard, Santa Ana, CA	Office	November 19, 2015	37,116	$8,050	$264	$3,092

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

The results of operations of the properties we sold have been included in the consolidated statements of operations through each properties’ respective disposition date. The following is the detail of the carrying amounts of assets and liabilities at the time of the sales of the properties that occurred during the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Assets
Investments in real estate, net	$631,740	$54,374	$4,694
Deferred rent receivable and charges, net	34,071	—	—
Other intangible assets, net	11,283	528	—
Other assets	38	—	—
Total assets	$677,132	$54,902	$4,694
Liabilities
Debt, net (1)	$115,037	$—	$—
Other liabilities	14,029	—	—
Intangible liabilities, net	1,800	—	—
Total liabilities	$130,866	$—	$—

(1)                                 Net of $665,000 of premium on assumed mortgage. Debt of $50,260,000 was assumed by certain buyers in connection with sales of certain properties.

The results of operations of the properties we acquired have been included in the consolidated statements of operations from the date of acquisition. The fair value of the net assets acquired for the aforementioned acquisitions during the years ended December 31, 2017, 2016 and 2015 are as follows:

	Year Ended December 31,
	2017 (1)	2016	2015 (1)
	(in thousands)
Land	$8,290	$—	$10,931
Land improvements	—	—	110
Buildings and improvements	10,109	—	—
Tenant improvements	371	—	—
Acquired in-place leases (2)	1,184	—	102
Acquired above-market leases (3)	37	—	—
Acquired below-market leases (3)	(360)	—	—
Net assets acquired	$19,631	$—	$11,143

(1)                                 The purchase price of the acquisitions completed during the years ended December 31, 2017 and 2015 were individually less than 5% and in aggregate less than 10% of our total assets as of December 31, 2017 and 2015, respectively.

(2)                                 Acquired in-place leases have a weighted average amortization period of 5.0 years and 3.0 years for the 2017 and 2015 acquisitions, respectively.

(3)                                 Acquired above and below-market leases have a weighted average amortization period of 7.0 years and 2.0 years, respectively, for the 2017 acquisition.

Abandoned project costs of $16,000, $328,000 and $486,000 were expensed as incurred during the years ended December 31, 2017, 2016 and 2015, respectively.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

4.  INVESTMENTS IN REAL ESTATE

Investments in real estate consist of the following:

	December 31,
	2017	2016
	(in thousands)
Land	$221,785	$343,564
Land improvements	17,745	26,177
Buildings and improvements	847,849	1,475,415
Furniture, fixtures, and equipment	3,363	4,955
Tenant improvements	128,876	159,677
Work in progress	9,162	11,706
Investments in real estate	1,228,780	2,021,494
Accumulated depreciation	(271,055)	(414,552)
Net investments in real estate	$957,725	$1,606,942

For the years ended December 31, 2017, 2016, and 2015, we recorded depreciation expense of $49,427,000, $62,239,000, and $61,915,000, respectively.

5.  LOANS RECEIVABLE

Loans receivable consist of the following:

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

	December 31,
	2017	2016
	(in thousands)
SBA 7(a) loans, subject to credit risk	$58,298	$43,376
SBA 7(a) loans, subject to secured borrowings	21,664	29,456
Commercial mortgage loans	424	2,597
Loans receivable	80,386	75,429
Deferred capitalized costs	1,132	582
Loan loss reserves	(462)	(271)
Loans receivable, net	$81,056	$75,740

SBA 7(a) Loans, Subject to Credit Risk—Represents the non-government guaranteed retained portion of loans originated under the SBA 7(a) Program and the government guaranteed portion of loans that have not yet been fully funded or sold.

SBA 7(a) Loans, Subject to Secured Borrowings—Represents the government guaranteed portion of loans which were sold with the proceeds received from the sale reflected as secured borrowings—government guaranteed loans. There is no credit risk associated with these loans since the SBA has guaranteed payment of the principal.

Commercial Mortgage Loans—Represents loans to small businesses primarily collateralized by first liens on the real estate of the related business.

At December 31, 2017 and 2016, 100.0% and 99.7%, respectively, of our loans subject to credit risk were current with the remainder ($0 and $249,000, respectively) greater than 29 days delinquent. We classify loans with negative characteristics in substandard categories ranging from special mention to doubtful.  At December 31, 2017 and 2016, $388,000 and $804,000, respectively, of loans subject to credit risk were classified in substandard categories.

At December 31, 2017 and 2016, our loans subject to credit risk were 97.3% and 93.6%, respectively, concentrated in the hospitality industry.

6.  OTHER INTANGIBLE ASSETS

A schedule of our intangible assets and liabilities and related accumulated amortization and accretion as of December 31, 2017 and 2016, is as follows:

	Assets			Liabilities
December 31, 2017	Acquired Above- Market Leases	Acquired In-Place Leases	Trade Name and License	Acquired Below- Market Leases

	(in thousands)
Gross balance	$37	$11,087	$2,957	$(2,902)
Accumulated amortization	—	(7,700)	—	1,832
	$37	$3,387	$2,957	$(1,070)
Average useful life (in years)	7	9	Indefinite	5

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

	Assets					Liabilities
December 31, 2016	Acquired Above- Market Leases	Acquired In-Place Leases	Tax Abatement (1)	Acquired Below- Market Ground Lease (2)	Trade Name and License	Acquired Below- Market Leases
	(in thousands)
Gross balance	$215	$11,551	$4,273	$11,685	$2,957	$(18,893)
Accumulated amortization	(180)	(8,443)	(2,873)	(1,562)	—	15,317
	$35	$3,108	$1,400	$10,123	$2,957	$(3,576)
Average useful life (in years)	8	10	8	84	Indefinite	8

(1)                                 Tax abatement is associated with 47 E 34th Street, which was sold in September 2017 (Note 3).

(2)                                 Acquired below-market ground lease is associated with 800 N Capitol Street, which was sold in August 2017 (Note 3).

The amortization of the acquired above-market leases which decreased rental and other property income was $3,000, $88,000 and $240,000 for the years ended December 31, 2017, 2016 and 2015, respectively. The amortization of the acquired in-place leases included in depreciation and amortization expense was $808,000, $1,347,000 and $1,857,000 for the years ended December 31, 2017, 2016 and 2015, respectively. Tax abatement amortization included in rental and other property operating expenses was $276,000, $551,000 and $551,000 for the years ended December 31, 2017, 2016 and 2015, respectively. Amortization of acquired below-market ground lease included in rental and other property operating expenses was $93,000, $140,000 and $140,000 for the years ended December 31, 2017, 2016 and 2015, respectively. Included in depreciation and amortization expense was franchise affiliation fee amortization of $0, $33,000 and $394,000 for the years ended December 31, 2017, 2016 and 2015, respectively.  The amortization of the acquired below-market leases included in rental and other property income was $1,066,000, $2,510,000 and $2,571,000 for the years ended December 31, 2017, 2016 and 2015, respectively.

A schedule of future amortization and accretion of acquisition related intangible assets and liabilities as of December 31, 2017, is as follows:

	Assets		Liabilities
	Acquired	Acquired	Acquired
	Above-Market	In-Place	Below-Market
Years Ending December 31,	Leases	Leases	Leases
	(in thousands)
2018	$4	$932	$(734)
2019	5	691	(242)
2020	5	434	(42)
2021	5	434	(42)
2022	5	314	(10)
Thereafter	13	582	—
	$37	$3,387	$(1,070)

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

7.  DISCONTINUED OPERATIONS

We had reflected the lending segment, which was acquired on the Acquisition Date as disclosed in Note 1, as held for sale commencing in 2014, based on a plan approved by the Board of Directors to sell the lending segment that, when completed, would have resulted in the deconsolidation of the lending segment, which at that time was focused on small business lending in the hospitality industry.  In July 2015, to maximize value, we modified our strategy from a strategy of selling the lending segment as a whole to a strategy of soliciting buyers for components of the business, including our commercial mortgage loans and the SBA 7(a) lending platform.  This change in the sale methodology resulted in the need to extend the period to complete the sale of the lending segment beyond one year. In connection with our plan, we have expensed transaction costs of $6,000 and $675,000 as incurred during the years ended December 31, 2016 and 2015, respectively.

On December 17, 2015, pursuant to the modified plan, we sold substantially all of our commercial mortgage loans with a carrying value of $77,121,000 to an unrelated third-party and recognized a gain of $5,151,000. In September 2016, we discontinued our efforts to sell the SBA 7(a) lending platform, and the activities related to the SBA 7(a) lending platform have been reclassified to continuing operations for all periods presented.

On December 29, 2016, we sold our commercial real estate lending subsidiary, which was classified as held for sale and had a carrying value of $27,587,000, which was equal to management’s estimate of fair value, to a fund managed by an affiliate of CIM Group (Note 15). We did not recognize any gain or loss in connection with the transaction. Management’s estimate of fair value was determined with assistance from an independent third-party valuation firm. Our gain on sale of our commercial real estate lending subsidiary and our commercial mortgage loans was computed as follows for the years ended December 31, 2016 and 2015, respectively:

	Year Ended December 31,
	2016	2015
	(in thousands)
Proceeds received	$27,587	$84,928
Less: Carrying value (1)	(27,587)	(77,121)
Gain on sale before transaction costs	—	7,807
Transaction costs (2)	—	(2,656)
Gain on disposition of assets held for sale	$—	$5,151

(1)                                 For commercial mortgage loans sold during the year ended December 31, 2015, includes unamortized acquisition discounts of $15,951,000 as of the date of sale.

(2)                                 Transaction costs for the year ended December 31, 2015 include $1,638,000 paid to CIM SBA Staffing, LLC, an affiliate of CIM Group, for reimbursement of costs in connection with the sale of substantially all of our commercial mortgage loans to an unrelated third-party.

The following is the detail of the carrying value of assets and liabilities at the time of sale of our commercial real estate lending subsidiary that was sold in December 2016:

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

(in thousands)
Assets (1)
Commercial real estate loans, net	$52,822
Cash and cash equivalents	821
Restricted cash	1,076
Accounts receivable, net	684
Other assets	23
Total assets held for sale, net	55,426
Liabilities (1)
Debt	25,941
Accounts payable and accrued expenses	503
Other liabilities	1,395
Total liabilities associated with assets held for sale	27,839
Carrying value	$27,587

(1)                                 Management estimated that the fair value of the assets held for sale and the liabilities associated with assets held for sale approximated their carrying value at the time of the sale. Management’s estimate of the fair value of the commercial real estate loans was determined with assistance from an independent third-party valuation firm.

The following is the detail of income from operations of assets held for sale classified as discontinued operations on the consolidated statements of operations:

	Year Ended December 31,
	2016	2015
	(in thousands)
Revenue - Interest and other income	$6,389	$14,544

Expenses:
Interest expense	1,944	132
Fees to related party	550	777
General and administrative	42	495
Total expenses	2,536	1,404
Income from operations of assets held for sale	3,853	13,140
Gain on disposition of assets held for sale	—	5,151
Net income from discontinued operations	$3,853	$18,291

During the year ended December 31, 2017, we sold our five multifamily properties to unrelated third parties. We have assessed the sale of our multifamily properties (Note 3) in accordance with ASC 205-20, Discontinued Operations. In our assessment, we considered, among other factors, the materiality of the revenue, net operating income, and total assets of our multifamily segment for the years ended December 31, 2017, 2016, and 2015. Based on our qualitative and quantitative assessment, we concluded the disposals do not represent a strategic shift that will have a major effect on our operations and financial results and they should not be classified as discontinued operations on our consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

8.  DEBT

Information on our debt is as follows:

	December 31,
	2017	2016
	(in thousands)
Mortgage loans with a fixed interest rate of 4.14% per annum, with monthly payments of interest only, and balances totaling $370,300,000 due on July 1, 2026. The loans are nonrecourse. In September 2017, one loan with an outstanding principal balance of $21,700,000 was assumed by the buyer in connection with the sale of the property that was collateral for the loan (Note 3).	$370,300	$392,000
Mortgage loan with a fixed interest rate of 4.50% per annum, with monthly payments of interest only for 10 years, and payments of interest and principal starting in February 2022. The loan has a $42,008,000 balance due on January 5, 2027. The loan is nonrecourse.	46,000	46,000
Mortgage loans with a fixed interest rate of 5.39% per annum, with monthly payments of principal and interest, and balances totaling $35,695,000 due on March 1, 2021. The loans were nonrecourse. The loans were repaid in May and June 2017 in connection with the sale of the properties that were collateral for the loans (Note 3).	—	39,134
Mortgage loan with a fixed interest rate of 5.18% per annum, with monthly payments of principal and interest, and a balance of $26,232,000 due on June 5, 2021. The loan was nonrecourse. The loan was assumed by the buyer in December 2017 in connection with the sale of the property that was collateral for the loan (Note 3).	—	29,167
Mortgage loan with a fixed interest rate of 6.65% per annum, with monthly payments of principal and interest. The loan had a 25-year amortization schedule with a $21,136,000 balance due on July 15, 2018. The loan was nonrecourse. The loan was repaid in March 2017 in connection with the sale of the property that was collateral for the loan (Note 3).	—	26,136
	416,300	532,437
Deferred loan costs related to mortgage loans	(1,540)	(2,366)
Premiums and discounts on assumed mortgages, net	—	722
Total Mortgages Payable	414,760	530,793
Secured borrowing principal on SBA 7(a) loans sold for a premium and excess spread—variable rate, reset quarterly, based on prime rate with weighted average coupon rate of 4.85% and 4.13% at December 31, 2017 and 2016, respectively.	16,812	23,122
Secured borrowing principal on SBA 7(a) loans sold for excess spread—variable rate, reset quarterly, based on prime rate with weighted average coupon rate of 2.60% and 1.83% at December 31, 2017 and 2016, respectively.	3,879	4,777
	20,691	27,899
Unamortized premiums	1,466	2,077
Total Secured Borrowings—Government Guaranteed Loans	22,157	29,976
Unsecured term loan facility	170,000	385,000
Junior subordinated notes with a variable interest rate which resets quarterly based on the 90-day LIBOR (as defined below) plus 3.25%, with quarterly interest only payments. Balance due at maturity on March 30, 2035.	27,070	27,070
Unsecured credit facility	—	—
	197,070	412,070
Deferred loan costs related to unsecured term loan and credit facilities	(1,198)	(2,938)
Discount on junior subordinated notes	(1,937)	(2,015)
Total Other	193,935	407,117
Total Debt	$630,852	$967,886

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

The mortgages payable are secured by deeds of trust on certain of the properties and assignments of rents.

The junior subordinated notes may be redeemed at par at our option.

Secured borrowings—government guaranteed loans represent sold loans which are treated as secured borrowings because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, Secured Borrowing and Collateral. These loans included cash premiums that are amortized as a reduction to interest expense over the life of the loan using the effective interest method and are fully amortized when the underlying loan is repaid in full.

Deferred loan costs, which represent legal and third-party fees incurred in connection with our borrowing activities, are capitalized and amortized to interest expense on a straight-line basis over the life of the related loan, approximating the effective interest method. Deferred loan costs of $3,843,000 and $7,122,000 are presented net of accumulated amortization of $1,105,000 and $1,818,000 at December 31, 2017 and 2016, respectively, and are a reduction to total debt.

In September 2014, CIM Commercial entered into an $850,000,000 unsecured credit facility with a bank syndicate consisting of a $450,000,000 revolver, a $325,000,000 term loan and a $75,000,000 delayed-draw term loan. CIM Commercial is subject to certain financial maintenance covenants and a minimum property ownership condition. Outstanding advances under the revolver bear interest at (i) the base rate plus 0.20% to 1.00% or (ii) the London Interbank Offered Rate (“LIBOR”) plus 1.20% to 2.00%, depending on the maximum consolidated leverage ratio. Outstanding advances under the term loans bore interest at (i) the base rate plus 0.15% to 0.95% or (ii) LIBOR plus 1.15% to 1.95%, depending on the maximum consolidated leverage ratio. The revolver is also subject to an unused commitment fee of 0.15% or 0.25% depending on the amount of aggregate unused commitments. The delayed-draw term loan was also subject to an unused line fee of 0.25%.  Proceeds from the unsecured credit facility were used to repay mortgage loans and outstanding balances under our prior unsecured credit facilities, for acquisitions, short-term funding of a Common Stock tender offer in June 2016, short-term funding of a private repurchase of Common Stock in June 2017, and general corporate purposes. In June 2016, we entered into six mortgage loan agreements with an aggregate principal amount of $392,000,000. A portion of the net proceeds from the loans was used to repay outstanding balances under our unsecured credit facility and the remaining portion was used to repurchase shares of our Common Stock in a private repurchase in September 2016. The June 2017 borrowing used to fund the private share repurchase was repaid using proceeds from subsequent asset sales. The credit facility was set to mature in September 2016 and, prior to maturity, we exercised the first of two-one year extension options through September 2017 and we permanently reduced the revolving credit commitment under the credit facility to $200,000,000. In August 2017, we exercised the second of two-one year extension options through September 2018 and, in connection with such exercise, we paid an extension fee of $300,000. At December 31, 2017 and 2016, $0 was outstanding under the credit facility. The unused capacity on the unsecured credit facility, based on covenant restrictions at December 31, 2017 and 2016, was approximately $97,000,000 and $200,000,000, respectively.

In May 2015, CIM Commercial entered into an unsecured term loan facility with a bank syndicate pursuant to which CIM Commercial could borrow up to a maximum of $385,000,000. The term loan facility ranks pari passu with CIM Commercial’s unsecured credit facility described above; covenants under the term loan facility are substantially the same as those in the unsecured credit facility. Outstanding advances under the term loan facility bear interest at (i) the base rate plus 0.60% to 1.25% or (ii) LIBOR plus 1.60% to 2.25%, depending on the maximum consolidated leverage ratio. The unused portion of the term loan facility was also subject to an unused fee of 0.20%. The term loan facility matures in May 2022. On November 2, 2015, $385,000,000 was drawn under the term loan facility. Proceeds from the term loan facility were used to repay balances outstanding under our unsecured credit facility. At December 31, 2017 and 2016, the variable interest rate on this unsecured term loan facility was 2.96% and 2.22%, respectively. The interest rate of the loan has been effectively converted to a fixed rate of 3.16% until May 8, 2020 through interest rate swaps (Note 13). On August 3, 2017, we repaid

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

$65,000,000 of outstanding borrowings on our unsecured term loan facility. In connection with such paydown, we wrote off deferred loan costs of $601,000 and related accumulated amortization of $193,000, a proportionate amount to the borrowings being repaid, and we terminated three interest rate swaps with an aggregate notional value of $65,000,000 (Note 13). Costs incurred to terminate such swaps totaled $38,000 and are included in interest expense on our consolidated statement of operations for the year ended December 31, 2017. Additionally, on November 29, 2017, we repaid $150,000,000 of outstanding borrowings on our unsecured term loan facility. In connection with such paydown, we wrote off deferred loan costs of $1,387,000 and related accumulated amortization of $512,000, a proportionate amount to the borrowings being repaid, and we terminated four interest rate swaps with an aggregate notional value of $150,000,000 (Note 13). Such swaps were in the money at the time of their termination and we received total payments, net of fees, of $1,011,000, which are included in interest expense on our consolidated statement of operations for the year ended December 31, 2017. At December 31, 2017 and 2016, $170,000,000 and $385,000,000, respectively, was outstanding under the term loan facility.

At December 31, 2017 and 2016, we were in compliance with all of our respective financial covenants under the unsecured credit and term loan facilities.

On April 1, 2015, we paid off a mortgage with an outstanding balance of $12,364,000 using the unsecured credit facility. In addition, on September 1, 2015, we paid off two mortgages with a combined outstanding balance of $58,873,000 using the unsecured credit facility.

On March 28, 2017, in connection with the sale of an office property in San Francisco, California, we paid off a mortgage with an outstanding balance of $25,331,000 using proceeds from the sale. Additionally, we paid a prepayment penalty of $1,508,000 in connection with the prepayment of this mortgage (Note 3).

On May 30, 2017, in connection with the sale of two multifamily properties, both located in Dallas, Texas, we paid off two mortgages with an aggregate outstanding principal balance of $15,448,000 using proceeds from the sales. Additionally, we paid aggregate prepayment penalties of $1,901,000 in connection with the prepayment of these mortgages (Note 3).

On June 23, 2017, in connection with the sale of a multifamily property in Dallas, Texas, we paid off a mortgage with an outstanding principal balance of $23,333,000 using proceeds from the sale. Additionally, we paid a prepayment penalty of $2,812,000 in connection with the prepayment of this mortgage (Note 3).

On September 21, 2017, in connection with the sale of an office property in Los Angeles, California, a mortgage with an outstanding principal balance of $21,700,000, collateralized by such property, was assumed by the buyer.

On December 15, 2017, in connection with the sale of a multifamily property in Houston, Texas, a mortgage with an outstanding principal balance of $28,560,000, collateralized by such property, was assumed by the buyer.

At December 31, 2017 and 2016, accrued interest and unused commitment fees payable of $2,098,000 and $3,133,000, respectively, are included in accounts payable and accrued expenses.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

Future principal payments on our debt (face value) at December 31, 2017 are as follows:

Years Ending December 31,	Secured Borrowings Principal (1)	Mortgages Payable	Other (2)	Total
	(in thousands)
2018	$536	$—	$—	$536
2019	739	—	—	739
2020	772	—	—	772
2021	806	—	—	806
2022	841	679	170,000	171,520
Thereafter	16,997	415,621	27,070	459,688
	$20,691	$416,300	$197,070	$634,061

(1)                                 Principal payments are generally dependent upon cash flows received from the underlying loans. Our estimate of their repayment is based on scheduled principal payments on the underlying loans. Our estimate will differ from actual amounts to the extent we experience prepayments and/or loan liquidations or charge-offs. No payment is due unless payments are received from the borrowers on the underlying loans.

(2)                                 Represents the junior subordinated notes and unsecured term loan facility.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

9.  STOCK-BASED COMPENSATION PLANS

The 2005 Equity Incentive Plan, which expired in June 2015, permitted the grant of options to our employees, executive officers and Board of Directors and restricted stock to our executive officers and Board of Directors for up to 300,000 shares of Common Stock, as amended.  The options outstanding under the plan were forfeited on January 31, 2015.

On May 6, 2015, our stockholders approved the 2015 Equity Incentive Plan which permits the grant of restricted shares to our non-employee Board of Directors, other than shares issued as set forth in Note 16, for an aggregate of up to 400,000 shares of Common Stock.

Options—No options were granted or outstanding during the years ended December 31, 2017 and 2016. As of January 1, 2015, 17,050 options with a weighted average exercise price of $20.46 were outstanding. On January 31, 2015, such options were forfeited in accordance with the plan and no compensation expense was recognized during the year ended December 31, 2015 related to these options.

Restricted Shares—A summary of our restricted shares as of December 31, 2017, 2016 and 2015 and the changes during the years ended is as follows:

	2017
		Weighted
		Average Grant
	Number of	Date Fair Value
	Shares	Per Share
Balance, January 1	10,844	$18.75
Granted	9,585	$15.65
Vested	(10,844)	$18.75
Balance, December 31	9,585	$15.65

	2016
		Weighted
		Average Grant
	Number of	Date Fair Value
	Shares	Per Share
Balance, January 1	8,002	$18.27
Granted	10,176	$18.87
Vested	(7,334)	$18.10
Balance, December 31	10,844	$18.75

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

	2015
		Weighted
		Average Grant
	Number of	Date Fair Value
	Shares	Per Share
Balance, January 1	7,334	$21.32
Granted	8,000	$17.81
Vested	(7,332)	$17.82
Balance, December 31	8,002	$18.27

In April 2015, we granted awards of 2,000 restricted shares of Common Stock to each of the independent members of the Board of Directors (6,000 in aggregate) under the 2015 Equity Incentive Plan, which fully vested in April 2016 based on one year of continuous service.  In May 2016, we granted awards of 3,392 restricted shares of Common Stock to each of the independent members of the Board of Directors (10,176 in aggregate) under the 2015 Equity Incentive Plan, which fully vested in May 2017 based on one year of continuous service. In June 2017, we granted awards of 3,195 restricted shares of Common Stock to each of the independent members of the Board of Directors (9,585 in aggregate) under the 2015 Equity Incentive Plan, which will vest over one year of continuous service. Compensation expense related to these restricted shares of Common Stock is recognized over the vesting period. We recorded compensation expense of $153,000, $155,000 and $113,000 for the years ended December 31, 2017, 2016 and 2015, respectively, related to these restricted shares of Common Stock.

We issued to two of our executive officers an aggregate of 2,000 restricted shares of Common Stock on May 6, 2014, which fully vested in May 2016, and an aggregate of 2,000 shares of Common Stock on March 6, 2015, which fully vested in March 2017. The restricted shares of Common Stock vested based on two years of continuous service with one-third of the shares of Common Stock vesting immediately upon issuance and one-third vesting at the end of each of the next two years from the date of issuance. Compensation expense related to these restricted shares of Common Stock was recognized over the vesting period. We recognized compensation expense of $1,000, $9,000 and $39,000 for the years ended December 31, 2017, 2016 and 2015, respectively, related to these restricted shares of Common Stock.

As of December 31, 2017, there was $61,000 of total unrecognized compensation expense related to shares of Common Stock which will be recognized over the next year. The estimated fair value of restricted shares vested during 2017, 2016 and 2015 was $203,000, $133,000 and $131,000, respectively.

10.  EARNINGS PER SHARE (“EPS”)

The computations of basic EPS are based on our weighted average shares outstanding. The basic weighted average shares of Common Stock outstanding were 69,062,000, 91,328,000 and 97,588,000 for the years ended December 31, 2017, 2016 and 2015, respectively.  For the year ended December 31, 2017, the diluted weighted average shares of Common Stock outstanding were increased by 8,000 shares to reflect the dilutive effect of our Series A Preferred Stock. The computations of diluted EPS do not include outstanding Series A Preferred Warrants for the years ended December 31, 2017 and 2016, outstanding shares of Series A Preferred Stock for the year ended December 31, 2016, and outstanding stock options for the year ended December 31, 2015 because their impacts were deemed to be anti-dilutive. No stock options were outstanding during the years ended December 31, 2017 and 2016 and no shares of Series A Preferred Stock or Series A Preferred Warrants were outstanding during the year ended December 31, 2015.

EPS for the year-to-date period may differ from the sum of quarterly EPS amounts due to the required method for computing EPS in the respective periods. In addition, EPS is calculated independently for each component and may not be additive due to rounding.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

The following table reconciles the numerator and denominator used in computing our basic and diluted per-share amounts for net income available to common stockholders for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017	2016	2015
	(in thousands, except per share amounts)
Numerator:
Net income from continuing operations	$379,758	$30,712	$6,112
Net income attributable to noncontrolling interests	(21)	(18)	(11)
Redeemable preferred stock dividends accumulated	(1,436)	—	—
Redeemable preferred stock dividends declared	(490)	(9)	—
Redeemable preferred stock redemptions	2	—	—
Numerator for basic net income from continuing operations available to common stockholders	377,813	30,685	6,101
Redeemable preferred stock dividends declared on dilutive shares	9	—	—
Numerator for dilutive net income from continuing operations available to common stockholders	377,822	30,685	6,101

Net income from discontinued operations	—	3,853	18,291

Numerator for basic net income available to common stockholders	$377,813	$34,538	$24,392
Numerator for diluted net income available to common stockholders	$377,822	$34,538	$24,392

Denominator:
Basic weighted average shares outstanding	69,062	91,328	97,588
Effect of dilutive securities—contingently issuable shares	8	—	—
Diluted weighted average shares and common stock equivalents outstanding	69,070	91,328	97,588

Basic and diluted net income available to common stockholders per share:
Continuing operations	$5.47	$0.34	$0.06
Discontinued operations	—	0.04	0.19
Net income	$5.47	$0.38	$0.25

11.  REDEEMABLE PREFERRED STOCK

Series A Preferred Stock—We have an effective registration statement with the Securities and Exchange Commission (“SEC”) with respect to the offer and sale of up to $900,000,000 of units (collectively, the “Series A Preferred Units”), with each unit consisting of (i) one share of Series A Preferred Stock, par value $0.001 per share, of the Company (collectively, the “Series A Preferred Stock”) with an initial stated value of $25.00 per share (“Series A Preferred Stock Stated Value”), subject to adjustment, and (ii) one warrant (collectively, the “Series A Preferred Warrants”) to purchase 0.25 of a share of Common Stock (Note 12). The registration statement allows us to sell up to a maximum of 36,000,000 Series A Preferred Units. Our Series A Preferred Stock ranks senior to our Common Stock with respect to payment of dividends and distributions

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

of amounts upon liquidation, dissolution or winding up. Proceeds and expenses from the sale of the Series A Preferred Units are allocated to the Series A Preferred Stock and Series A Preferred Warrants using their relative fair values on the date of issuance.

Our Series A Preferred Stock is redeemable at the option of the holder (the “Series A Preferred Stock Holder”) or CIM Commercial. The redemption schedule of the Series A Preferred Stock allows redemptions at the option of the Series A Preferred Stock Holder from the date of original issuance of any given shares of Series A Preferred Stock through the second year at Series A Preferred Stock Stated Value, plus accrued and unpaid dividends, subject to the payment of a 13.0% redemption fee. After year two, the redemption fee decreases to 10.0% and after year five there is no redemption fee. Also, CIM Commercial has the right to redeem the Series A Preferred Stock after year five at the Series A Preferred Stock Stated Value, plus accrued and unpaid dividends. At the Company’s discretion, redemptions will be paid in cash or, on or after the first anniversary of the issuance of such shares of Series A Preferred Stock, an equal value of Common Stock based on the volume weighted average price of our Common Stock for the 20 trading days prior to the redemption.

As of December 31, 2017, we had issued 1,287,169 Series A Preferred Units and received gross proceeds of $32,179,000 ($31,998,000 of which were allocated to the Series A Preferred Stock and the remaining $181,000 were allocated to the Series A Preferred Warrants). In connection with such issuance, costs specifically identifiable to the offering of Series A Preferred Units, such as commissions, dealer manager fees and other registration fees, totaled $2,548,000 ($2,499,000 of which were allocated to the Series A Preferred Stock and the remaining $49,000 were allocated to the Series A Preferred Warrants). In addition, as of December 31, 2017, non issuance specific costs related to this offering totaled $3,527,000. As of December 31, 2017, we have reclassified and allocated $125,000 and $1,000 amount from deferred rent receivable and charges to Series A Preferred Stock and Series A Preferred Warrants, respectively, as a reduction to the gross proceeds received. Such reclassification was based on the number of Series A Preferred Units issued during the period relative to the maximum number of Series A Preferred Units expected to be issued under the offering. During the years ended December 31, 2017 and 2016, 1,265 and 0 shares of Series A Preferred Stock were redeemed. In December 2017, we received a request to redeem 600 shares of Series A Preferred Stock, which were redeemed on January 3, 2018. As of December 31, 2017, such shares are included in accounts payable and accrued expenses on our consolidated balance sheet.

On the first anniversary of the date of original issuance of a particular share of Series A Preferred Stock, we intend to reclassify such share of Series A Preferred Stock from temporary equity to permanent equity because the feature giving rise to temporary equity classification, the requirement to satisfy redemption requests in cash, lapses on the first anniversary date. As of December 31, 2017, we have reclassified $1,417,000 in net proceeds from temporary equity to permanent equity.

Holders of Series A Preferred Stock are entitled to receive, if, as and when authorized by our Board of Directors, and declared by us out of legally available funds, cumulative cash dividends on each share of Series A Preferred Stock at an annual rate of 5.5% of the Series A Preferred Stock Stated Value (i.e., the equivalent of $0.34375 per share per quarter). Dividends on each share of Series A Preferred Stock begin accruing on, and are cumulative from, the date of issuance. Cash dividends declared on our Series A Preferred Stock for the years ended December 31, 2017 and 2016 consist of the following:

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

			Aggregate
Declaration Date	Payment Date	Number of Shares	Dividends Declared
			(in thousands)
December 6, 2017	January 16, 2018	1,285,304	$249
September 7, 2017	October 16, 2017	568,921	$138
June 12, 2017	July 17, 2017	308,775	$72
March 8, 2017	April 17, 2017	144,698	$31

December 6, 2016	January 17, 2017	61,435	$9

On March 6, 2018, we declared a dividend of $0.34375 per share of our Series A Preferred Stock, or portion thereof for issuances during the period from January 1, 2018 to March 31, 2018, to be paid on April 16, 2018 to the holders of Series A Preferred Stock of record at the close of business on April 5, 2018.

Series L Preferred Stock—On November 21, 2017, in connection with our registration statement filed with the SEC and the Israel Securities Authority (“ISA”) with respect to the offer and sale of up to 900,000 units (collectively, the “Series L Preferred Units”), we issued 808,074 Series L Preferred Units. Each Series L Preferred Unit consists of ten shares of Series L preferred stock, par value $0.001 per share, of the Company (collectively, the “Series L Preferred Stock”) with an initial stated value, as converted to U.S. dollars (“USD”), of $28.37 per share (“Series L Preferred Stock Stated Value”), subject to adjustment. We issued 8,080,740 shares of Series L Preferred Stock in connection with the offering. We received gross proceeds of $229,251,000 from the sale of the Series L Preferred Stock, which was reduced by issuance specific offering costs, such as commissions, dealer manager fees, and other registration fees, totaling $15,928,000, a discount of $2,946,000, and non-issuance specific costs of $2,532,000. These fees have been recorded as a reduction to the gross proceeds in permanent equity.

Our Series L Preferred Stock ranks senior to our Common Stock with respect to distributions of amounts upon liquidation, dissolution or winding up and junior to our Series A Preferred Stock and Common Stock with respect to the payment of dividends.

Our Series L Preferred Stock is redeemable at the option of the holder (the “Series L Preferred Stock Holder”) or CIM Commercial. From and after the fifth anniversary of the date of original issuance of the Series L Preferred Stock, each holder will have the right to require the Company to redeem, and the Company will also have the option to redeem (subject to certain conditions), such shares of Series L Preferred Stock at a redemption price equal to the Series L Preferred Stock Stated Value, plus, provided certain conditions are met, all accrued and unpaid distributions. Notwithstanding the foregoing, a holder of shares of our Series L Preferred Stock may require us to redeem such shares at any time prior to the fifth anniversary of the date of original issuance of the Series L Preferred Stock if (1) we do not declare and pay in full the distributions on the Series L Preferred Stock for any annual period prior to such fifth anniversary (provided that the first distribution on the Series L Preferred Stock is expected to be payable in January 2019) or (2) we do not declare and pay all accrued and unpaid distributions on the Series L Preferred Stock for all past dividend periods prior to the applicable holder redemption date. The applicable redemption price payable upon redemption of any Series L Preferred Stock will be made, in the Company’s sole discretion, in the form of (A)  cash in ILS at the then-current currency exchange rate determined in accordance with the Articles Supplementary defining the terms of the Series L Preferred Stock, (B) in equal value through the issuance of shares of Common Stock, with the value of such Common Stock to be deemed the lower of (i) our NAV per share of our Common Stock as most recently published by the Company as of the effective date of redemption and (ii) the volume-weighted average price of our Common Stock, determined in accordance with the Articles Supplementary defining the terms of the Series L Preferred Stock, or (C) in a combination of cash in ILS and our Common Stock, based on the conversion mechanisms set forth in (A) and (B), respectively. As of December 31, 2017, no shares of Series L Preferred Stock have been redeemed.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

Holders of Series L Preferred Stock are entitled to receive, if, as and when authorized by our Board of Directors, and declared by us out of legally available funds, cumulative cash dividends on each share of Series L Preferred Stock at an annual rate of 5.5% of the Series L Preferred Stock Stated Value (i.e., the equivalent of $1.56035 per share per year). Dividends on each share of Series L Preferred Stock are cumulative from the date of issuance. Cash dividends on shares of Series L Preferred Stock are paid annually, with the first distribution expected to be payable in January 2019 for the period from the date of issuance through December 31, 2018. If the Company fails to timely declare distributions or fails to timely pay distributions on the Series L Preferred Stock, the annual dividend rate of the Series L Preferred Stock will temporarily increase by 1.0% per year, up to a maximum rate of 8.5%. As such, we have accumulated cash dividends of $1,436,000 on our Series L Preferred Stock as of December 31, 2017, which are included in the numerator for purposes of calculating basic and diluted net income available to common stockholders per share (Note 10).

Until the fifth anniversary of the date of original issuance of our Series L Preferred Stock, we are prohibited from issuing any shares of preferred stock ranking senior to or on parity with the Series L Preferred Stock with respect to the payment of dividends, other distributions, liquidation, and/or dissolution or winding up of the Company unless the Minimum Fixed Charge Coverage Ratio, calculated in accordance with the Articles Supplementary describing the Series L Preferred Stock, is equal to or greater than 1.25:1.00. At December 31, 2017, we were in compliance with the Series L Preferred Stock Minimum Fixed Charge Coverage Ratio.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

12.  STOCKHOLDERS’ EQUITY

Dividends

Dividends per share of Common Stock declared during the years ended December 31, 2017 and 2016 consist of the following:

Declaration Date	Payment Date	Type	Dividend Per Common Share
December 18, 2017	January 11, 2018	Special Cash	$0.73000
December 6, 2017	December 28, 2017	Regular Quarterly	$0.12500
September 7, 2017	September 25, 2017	Regular Quarterly	$0.12500
June 12, 2017	June 27, 2017	Special Cash	$1.98000
June 12, 2017	June 27, 2017	Regular Quarterly	$0.12500
April 5, 2017	April 24, 2017	Special Cash	$0.28000
March 8, 2017	March 27, 2017	Regular Quarterly	$0.21875
December 6, 2016	December 23, 2016	Regular Quarterly	$0.21875
September 12, 2016	September 28, 2016	Regular Quarterly	$0.21875
June 10, 2016	June 28, 2016	Regular Quarterly	$0.21875
March 8, 2016	March 29, 2016	Regular Quarterly	$0.21875

On March 6, 2018, we declared a common share dividend of $0.12500 per share of Common Stock, to be paid on March 29, 2018 to stockholders of record at the close of business on March 16, 2018.

We declared the special cash dividends detailed above to allow the common stockholders that did not participate in the share repurchases as described below to receive the economic benefit of such repurchases, Urban Partners II, LLC (“Urban II”), a fund managed by an affiliate of CIM Group, the Administrator and the Operator of CIM Commercial (each as defined in Note 15), and an affiliate of CIM REIT and CIM Urban, waived its right to receive these special cash dividends.

On December 18, 2017, we declared a special cash dividend of $0.73 per share of Common Stock, or $1,575,000 in the aggregate, that was paid on January 11, 2018 to stockholders of record on December 29, 2017.

On June 12, 2017, we declared a special cash dividend of $1.98 per share of Common Stock, or $4,271,000 in the aggregate, that was paid on June 27, 2017 to stockholders of record on June 20, 2017.

On April 5, 2017, we declared a special cash dividend of $0.28 per share of Common Stock, or $601,000 in the aggregate, that was paid on April 24, 2017 to stockholders of record on April 17, 2017.

Share Repurchases

On December 18, 2017, we repurchased, in a privately negotiated transaction, canceled and retired 14,090,909 shares of Common Stock from Urban II. The aggregate purchase price was $310,000,000, or $22.00 per share. We funded the repurchase using available cash from asset sales. As a result of the repurchase, our stockholders’ equity was reduced by the amount we paid for the repurchased shares and the related expenses. The Company paid a special cash dividend, as described above, on January 11, 2018 that allowed stockholders that did not participate in the December 18, 2017 private repurchase to receive the economic benefit of such repurchase.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

On June 12, 2017, we repurchased, in a privately negotiated transaction, canceled and retired 26,181,818 shares of Common Stock from Urban II. The aggregate purchase price was $576,000,000, or $22.00 per share. We funded the repurchase using available cash from asset sales and short-term borrowings on our unsecured credit facility. As a result of the repurchase, our stockholders’ equity was reduced by the amount we paid for the repurchased shares and the related expenses. The Company paid a special cash dividend, as described above, on June 27, 2017 that allowed stockholders that did not participate in the June 12, 2017 private repurchase to receive the economic benefit of such repurchase.

On September 14, 2016, we repurchased, in a privately negotiated transaction, canceled and retired 3,628,116 shares of Common Stock from Urban II. The aggregate purchase price was $79,819,000, or $22.00 per share. We funded the repurchase using proceeds from the six mortgage loans obtained in June 2016. As a result of the repurchase, our stockholders’ equity was reduced by the amount we paid for the repurchased shares and the related expenses. The Company paid a special cash dividend, as described above, on April 24, 2017 that allowed stockholders that did not participate in the September 14, 2016 private repurchase to receive the economic benefit of such repurchase.

On May 16, 2016, we commenced a cash tender offer to purchase up to 10,000,000 shares of our Common Stock at a price of $21.00 per share. The tender offer expired on June 13, 2016. The tender offer was oversubscribed and, pursuant to the terms of the tender offer, shares of Common Stock were accepted on a pro rata basis. In connection with the tender offer, we repurchased, canceled and retired 10,000,000 shares of our Common Stock for an aggregate purchase price of $210,000,000, excluding fees and expenses related to the tender offer, which were $301,000. Based on the actual total number of shares tendered, Urban II received $208,140,000 of the aggregate purchase price paid. We funded the tender offer using available cash from asset sales and borrowings on our unsecured credit facility. As a result of the repurchase, our stockholders’ equity was reduced by the amount we paid for the repurchased shares and the related expenses.

Series A Preferred Warrants

Each Series A Preferred Unit consists of (i) one share of Series A Preferred Stock (Note 11) and (ii) one Series A Preferred Warrant which allows the holder to purchase 0.25 of a share of Common Stock. The Series A Preferred Warrants are exercisable beginning on the first anniversary of the date of their original issuance until and including the fifth anniversary of the date of such issuance. The exercise price of each Series A Preferred Warrant is at a 15.0% premium to the per share estimated net asset value of our Common Stock (as most recently published by us at the time of each issuance).

Proceeds and expenses from the sale of the Series A Preferred Units are allocated to the Series A Preferred Stock and Series A Preferred Warrants using their relative fair values on the date of issuance. As of December 31, 2017, we had issued 1,287,169 Series A Preferred Warrants in connection with our offering of Series A Preferred Units and allocated net proceeds of $131,000, after specifically identifiable offering costs and allocated general offering costs, to the Series A Preferred Warrants in permanent equity.

13. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Hedges of Interest Rate Risk

In order to manage financing costs and interest rate exposure related to our unsecured term loan facility (Note 8), on August 13, 2015, we entered into interest rate swap agreements with multiple counterparties. These swap agreements became effective on November 2, 2015. Each of our interest rate swap agreements meets the criteria for cash flow hedge accounting treatment and we have designated the interest rate swap agreements as cash flow hedges of the risk of variability attributable to changes in the one-month LIBOR on the term loan facility. Accordingly, the interest rate swaps are recorded on the consolidated balance sheets at fair value and the changes in the fair value of the swaps are recorded in OCI and reclassified to

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

earnings as an adjustment to interest expense as interest becomes receivable or payable (Note 2). We do not expect any significant losses from counterparty defaults related to our swap agreements.

Summary of Derivatives

The following table sets forth the key terms of our interest rate swap contracts:

Number of Interest Rate Swaps (1) (2)	Total Notional Amount	Fixed Rates	Floating Rate Index	Effective Date	Expiration Date
	(in thousands)
3	$170,000	1.562% - 1.565%	One-Month LIBOR	11/2/2015	5/8/2020

(1)                                 See Note 14 for our fair value disclosures.

(2)                                 Our interest rate swaps are not subject to master netting arrangements.

These swaps hedge the future cash flows of interest payments on our unsecured term loan facility by fixing the rate until May 8, 2020 at a weighted average rate of 1.563% plus the credit spread, which was 1.60% at December 31, 2017 and 2016, or an all-in rate of 3.16%.

Credit-Risk-Related Contingent Features

Each of our interest rate swap agreements contains a provision under which we could also be declared in default under such agreements if we default on the term loan facility. As of December 31, 2017 and 2016, there have been no events of default under our interest rate swap agreements.

Impact of Hedges on AOCI and Consolidated Statements of Operations

The changes in the balance of each component of AOCI related to our interest rate swaps designated as cash flow hedges are as follows:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Accumulated other comprehensive income (loss), at beginning of period	$(509)	$(2,519)	$—
Other comprehensive income (loss) before reclassifications	361	(2,227)	(3,381)
Amounts reclassified from accumulated other comprehensive income (loss) (1)	1,779	4,237	862
Net current period other comprehensive income (loss)	2,140	2,010	(2,519)
Accumulated other comprehensive income (loss), at end of period	$1,631	$(509)	$(2,519)

(1)                                 The amounts from AOCI are reclassified as an increase to interest expense in the statements of operations.

In July 2017, we determined that we would repay $65,000,000 of outstanding borrowings under our unsecured term loan facility in August 2017. On August 3, 2017, such repayment occurred and we terminated three interest rate swaps with an aggregate notional value of $65,000,000. In connection with such termination, we reclassified $8,000 related to the associated

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

interest rate swaps from accumulated other comprehensive income to interest expense on our consolidated statement of operations for the year ended December 31, 2017. In addition, we incurred a termination fee of $38,000, which is included in interest expense on our consolidated statement of operations for the year ended December 31, 2017.

In November 2017, we determined that we would repay $150,000,000 of outstanding borrowings under our unsecured term loan facility and on November 29, 2017, such repayment occurred and we terminated four interest rate swaps with an aggregate notional value of $150,000,000. In connection with such termination, we reclassified $926,000 related to the associated interest rate swaps from accumulated other comprehensive income to interest expense on our consolidated statement of operations for the year ended December 31, 2017. Such swaps were in the money at the time of their termination and we received termination payments, net of fees, of $1,011,000, which are included in interest expense on our consolidated statement of operations for the year ended December 31, 2017.

We performed an analysis of the probability of the hedged forecasted transaction and whether, in light of the two swap terminations described above, it is still probable of occurring. Based on our analysis and the circumstances giving rise to the two swap terminations during 2017, we believe that the hedged forecasted transaction is still probable.

Future Reclassifications from AOCI

We estimate that $8,000 related to our derivatives designated as cash flow hedges will be reclassified out of AOCI as a decrease to interest expense during the next twelve months.

14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Our derivative financial instruments (Note 13) are measured at fair value on a recurring basis and are presented on our consolidated balance sheets at fair value, on a gross basis, excluding accrued interest. The table below presents the fair value of our derivative financial instruments as well as their classification on our consolidated balance sheets:

	December 31,			Balance Sheet
	2017	2016	Level	Location
	(in thousands)
Assets (Liabilities):
Interest rate swaps	$1,631	$(509)	2	Other assets (Other liabilities)

Interest Rate Swaps—We estimate the fair value of our interest rate swaps by calculating the credit-adjusted present value of the expected future cash flows of each swap. The calculation incorporates the contractual terms of the derivatives, observable market interest rates which we consider to be Level 2 inputs, and credit risk adjustments, if any, to reflect the counterparty’s as well as our own nonperformance risk.

The estimated fair values of those financial instruments which are not recorded at fair value on a recurring basis on our consolidated balance sheets are as follows:

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

	December 31, 2017		December 31, 2016
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value	Level
	(in thousands)
Assets:
Loans receivable subject to credit risk	$58,904	$61,277	$43,623	$43,621	3
SBA 7(a) loans receivable, subject to secured borrowings	21,728	22,157	29,524	29,976	3
Commercial mortgage loans	424	424	2,593	2,550	3
Liabilities:
Mortgages payable	414,760	413,819	530,793	516,892	3
Junior subordinated notes	25,133	24,162	25,055	25,173	3

Management’s estimation of the fair value of our financial instruments other than our interest rate swaps is based on a Level 3 valuation in the fair value hierarchy established for disclosure of how a company values its financial instruments. In general, quoted market prices from active markets for the identical financial instrument (Level 1 inputs), if available, should be used to value a financial instrument. If quoted prices are not available for the identical financial instrument, then a determination should be made if Level 2 inputs are available. Level 2 inputs include quoted prices for similar financial instruments in active markets for identical or similar financial instruments in markets that are not active (i.e., markets in which there are few transactions for the financial instruments, the prices are not current, price quotations vary substantially, or in which little information is released publicly). There is limited reliable market information for our financial instruments other than our interest rate swaps and we utilize other methodologies based on unobservable inputs for valuation purposes since there are no Level 1 or Level 2 inputs available. Accordingly, Level 3 inputs are used to measure fair value.

In general, estimates of fair value may differ from the carrying amounts of the financial assets and liabilities primarily as a result of the effects of discounting future cash flows. Considerable judgment is required to interpret market data and develop estimates of fair value. Accordingly, the estimates presented are made at a point in time and may not be indicative of the amounts we could realize in a current market exchange.

The carrying amounts of our secured borrowings and unsecured credit and term loan facilities approximate their fair values, as the interest rates on these securities are variable and approximate current market interest rates.

Loans Receivable Subject to Credit Risk and Commercial Mortgage Loans—Loans receivable were initially recorded at estimated fair value at the Acquisition Date.  Loans receivable originated subsequent to the Acquisition Date are recorded at cost upon origination and adjusted by net loan origination fees and discounts. In order to determine the estimated fair value of our loans receivable, we use a present value technique for the anticipated future cash flows using certain assumptions. At December 31, 2017, our assumptions included discount rates ranging from 6.25% to 9.00% and prepayment rates ranging from 7.30% to 17.50%. At December 31, 2016, our assumptions included discount rates ranging from 8.25% to 13.25% and prepayment rates ranging from 5.80% to 20.00%.

SBA 7(a) Loans Receivable, Subject to Secured Borrowings—These loans receivable represent the government guaranteed portion of loans which were sold with the proceeds received from the sale reflected as secured borrowings—government guaranteed loans.  There is no credit risk associated with these loans since the SBA has guaranteed payment of the principal.  In order to determine the estimated fair value of these loans receivable, we use a present value technique for the anticipated future cash flows taking into consideration the lack of credit risk and using a range of prepayment rates of 15.50% to 17.50% and 6.70% to 20.00% at December 31, 2017 and 2016, respectively.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

Mortgages Payable—The fair values of mortgages payable are estimated based on current interest rates available for debt instruments with similar terms. The fair value of our mortgages payable is sensitive to fluctuations in interest rates. Discounted cash flow analysis is generally used to estimate the fair value of our mortgages payable, using rates ranging from 4.15% to 4.28% and 4.60% to 4.72% at December 31, 2017 and 2016, respectively.

Junior Subordinated Notes—The fair value of the junior subordinated notes is estimated based on current interest rates available for debt instruments with similar terms.  Discounted cash flow analysis is generally used to estimate the fair value of our junior subordinated notes.  The rate used was 5.94% and 4.83% at December 31, 2017 and 2016, respectively.

15.   RELATED PARTY TRANSACTIONS

Asset Management and Other Fees to Related Parties

In May 2005, CIM Urban and CIM Urban REIT Management, L.P., each an affiliate of CIM REIT and CIM Group, entered into an investment management agreement, pursuant to which CIM Urban engaged CIM Urban REIT Management, L.P. to provide certain services to CIM Urban. CIM Investment Advisors, LLC, an affiliate of CIM REIT and CIM Group, registered with the SEC as an investment adviser and, in connection with such registration, CIM Urban entered into a new investment management agreement with CIM Investment Advisors, LLC, in December 2015, on terms and in scope substantially similar to those in the previous agreement, and the previous investment management agreement was terminated. The “Operator” refers to CIM Urban REIT Management, L.P. prior to December 10, 2015 and to CIM Investment Advisors, LLC on and after December 10, 2015.

CIM Urban pays asset management fees to the Operator on a quarterly basis in arrears. The fee is calculated as a percentage of the daily average adjusted fair value of CIM Urban’s assets:

Daily Average Adjusted Fair Value of CIM Urban’s Assets		Quarterly Fee
From Greater of	To and Including	Percentage
(in thousands)
$—	$500,000	0.2500%
500,000	1,000,000	0.2375%
1,000,000	1,500,000	0.2250%
1,500,000	4,000,000	0.2125%
4,000,000	20,000,000	0.1000%

The Operator earned asset management fees of $22,229,000, $25,753,000 and $24,882,000 for the years ended December 31, 2017, 2016 and 2015, respectively.  At December 31, 2017 and 2016, asset management fees of $4,714,000 and $6,448,000, respectively, were due to the Operator.

CIM Management, Inc. and certain of its affiliates (collectively, the “CIM Management Entities”), all affiliates of CIM REIT and CIM Group, provide property management, leasing, and development services to CIM Urban. The CIM Management Entities earned property management fees, which are included in rental and other property operating expenses, totaling $5,034,000, $5,630,000 and $5,814,000 for the years ended December 31, 2017, 2016 and 2015, respectively.  CIM Urban also reimbursed the CIM Management Entities $8,465,000, $8,630,000 and $8,319,000 during the years ended December 31, 2017, 2016 and 2015, respectively, for the cost of on-site personnel incurred on behalf of CIM Urban, which is included in rental and

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

other property operating expenses. The CIM Management Entities earned leasing commissions of $982,000, $2,522,000 and $697,000 for the years ended December 31, 2017, 2016, and 2015, respectively, which were capitalized to deferred charges. In addition, the CIM Management Entities earned construction management fees of $1,654,000, $942,000 and $1,055,000 for the years ended December 31, 2017, 2016 and 2015, respectively, which were capitalized to investments in real estate.

At December 31, 2017 and 2016, fees payable and expense reimbursements due to the CIM Management Entities of $2,986,000 and $2,027,000, respectively, are included in due to related parties. Also included in due to related parties as of December 31, 2017 and 2016, was $849,000 and $214,000, respectively, due from the CIM Management Entities and related parties.

On the Acquisition Date, pursuant to the terms of the Merger Agreement, CIM Commercial and its subsidiaries entered into the Master Services Agreement (the “Master Services Agreement”) with CIM Service Provider, LLC (the “Administrator”), an affiliate of CIM Group, pursuant to which the Administrator has agreed to provide, or arrange for other service providers to provide, management and administration services to CIM Commercial and its subsidiaries following the Merger. Pursuant to the Master Services Agreement, we appointed an affiliate of CIM Group as the administrator of Urban Partners GP, LLC. Under the Master Services Agreement, CIM Commercial pays a base service fee (the “Base Service Fee”) to the Administrator initially set at $1,000,000 per year (subject to an annual escalation by a specified inflation factor beginning on January 1, 2015), payable quarterly in arrears. For the years ended December 31, 2017, 2016 and 2015, the Administrator earned a Base Service Fee of $1,060,000, $1,043,000 and $1,010,000, respectively. In addition, pursuant to the terms of the Master Services Agreement, the Administrator may receive compensation and/or reimbursement for performing certain services for CIM Commercial and its subsidiaries that are not covered under the Base Service Fee. During the years ended December 31, 2017, 2016 and 2015, such services performed by the Administrator included accounting, tax, reporting, internal audit, legal, compliance, risk management, IT, human resources and corporate communications. The Administrator’s compensation is based on the salaries and benefits of the employees of the Administrator and/or its affiliates who performed these services (allocated based on the percentage of time spent on the affairs of CIM Commercial and its subsidiaries). For the years ended December 31, 2017, 2016 and 2015, we expensed $3,065,000, $3,120,000, and $2,993,000, respectively, for such services which are included in asset management and other fees to related parties. At December 31, 2017 and 2016, $1,963,000 and $1,935,000 was due to the Administrator, respectively, for such services.

On January 1, 2015, we entered into a Staffing and Reimbursement Agreement with CIM SBA Staffing, LLC (“CIM SBA”), an affiliate of CIM Group, and our subsidiary, PMC Commercial Lending, LLC. The agreement provides that CIM SBA will provide personnel and resources to us and that we will reimburse CIM SBA for the costs and expenses of providing such personnel and resources. For the years ended December 31, 2017, 2016 and 2015, we incurred expenses related to services subject to reimbursement by us under this agreement of $3,464,000, $3,555,000 and $3,850,000, respectively, which are included in asset management and other fees to related parties for lending segment costs included in continuing operations, $433,000, $411,000 and $434,000, respectively, for corporate services, which are included in asset management and other fees to related parties, and $0, $550,000 and $777,000, respectively, which are included in discontinued operations. For the year ended December 31, 2015, we expensed $1,638,000 for transaction costs paid to CIM SBA for reimbursement of costs in connection with the sale of substantially all of our commercial mortgage loans to an unrelated third-party (Note 7). In addition, for the years ended December 31, 2017, 2016 and 2015, we deferred personnel costs of $429,000, $249,000 and $282,000, respectively, associated with services provided for originating loans.

Equity Transactions

On September 14, 2016, we repurchased, in a privately negotiated transaction, canceled and retired 3,628,116 shares of Common Stock from Urban II. The aggregate purchase price was $79,819,000, or $22.00 per share (Note 12).

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

On November 21, 2016, our Chief Executive Officer purchased 20,000 Series A Preferred Units (Note 11) at a price of $25.00 per Series A Preferred Unit.

On May 16, 2016, we commenced a cash tender offer to purchase up to 10,000,000 shares of our Common Stock at a price of $21.00 per share. In connection with the tender offer, we repurchased, canceled and retired 10,000,000 shares of our Common Stock for an aggregate purchase price of $210,000,000, excluding fees and expenses related to the tender offer, which were $301,000. Based on the actual total number of shares tendered, Urban II received $208,140,000 of the aggregate purchase price paid (Note 12).

On June 12, 2017, we repurchased, in a privately negotiated transaction, canceled and retired 26,181,818 shares of Common Stock from Urban II. The aggregate purchase price was $576,000,000, or $22.00 per share (Note 12).

On December 18, 2017, we repurchased, in a privately negotiated transaction, canceled and retired 14,090,909 shares of Common Stock from Urban II. The aggregate purchase price was $310,000,000, or $22.00 per share (Note 12).

Other

On October 1, 2015, an affiliate of CIM Group entered into a 5-year lease renewal with respect to a property owned by the Company. For the years ended December 31, 2017, 2016 and 2015, we recorded rental and other property income related to this tenant of $108,000, $108,000 and $104,000, respectively.

On December 29, 2016, we sold our commercial real estate lending subsidiary, which was classified as held for sale and had a carrying value of $27,587,000, which was equal to management’s estimate of fair value, to a fund managed by an affiliate of CIM Group. We did not recognize any gain or loss in connection with the transaction (Note 7). Management’s estimate of fair value was determined with assistance from an independent third-party valuation firm.

16.   COMMITMENTS AND CONTINGENCIES

Loan Commitments—Commitments to extend credit are agreements to lend to a customer provided the terms established in the contract are met. Our outstanding loan commitments to fund loans were $16,054,000 at December 31, 2017 and are for prime-based loans to be originated by our subsidiary engaged in SBA 7(a) Program lending, the government guaranteed portion of which is intended to be sold. Commitments generally have fixed expiration dates. Since some commitments are expected to expire without being drawn upon, total commitment amounts do not necessarily represent future cash requirements.

General—In connection with the ownership and operation of real estate properties, we have certain obligations for the payment of tenant improvement allowances and lease commissions in connection with new leases and renewals. CIM Commercial had a total of $23,836,000 in future obligations under leases to fund tenant improvements and other future construction obligations at December 31, 2017. At December 31, 2017, $11,103,000 was funded to reserve accounts included in restricted cash on our consolidated balance sheet for these tenant improvement obligations in connection with the mortgage loan agreements entered into in June 2016.

Employment Agreements—We have employment agreements with two of our officers.  Pursuant to these employment agreements, we issued an aggregate of 76,423 shares of Common Stock under the 2015 Equity Incentive Plan as retention bonuses to these officers in January 2016 (as each executive was not entitled to any disability, death or severance payments on such date).  These shares vested immediately. We accrued associated payroll taxes of $444,000 at December 31, 2015, which were paid in January 2016, and recorded compensation expense of $0, $0 and $1,263,000 during the years ended

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

December 31, 2017, 2016 and 2015, respectively, related to these retention bonuses.  In addition, under certain circumstances, each of these employment agreements currently provides for (1) severance payment equal to the annual base salary paid to the officer and (2) death and disability payments in an amount equal to two times and one time, respectively, the annual base salary paid to the officers.  At December 31, 2017, there was no unrecognized compensation expense related to these awards.

Litigation—We are not currently involved in any material pending or threatened legal proceedings nor, to our knowledge, are any material legal proceedings currently threatened against us, other than routine litigation arising in the ordinary course of business. In the normal course of business, we are periodically party to certain legal actions and proceedings involving matters that are generally incidental to our business. While the outcome of these legal actions and proceedings cannot be predicted with certainty, in management’s opinion, the resolution of these legal proceedings and actions will not have a material adverse effect on our business, financial condition, results of operations, cash flow or our ability to satisfy our debt service obligations or to maintain our level of distributions on our Common Stock or Preferred Stock.

In April 2017, the City and County of San Francisco filed suit against certain of our subsidiaries and us claiming past due real property transfer tax relating to a transaction in a prior year. In June 2017, we filed a demurrer against the City and County of San Francisco. The demurrer was denied in July 2017. We filed a writ to appeal the denial of the demurrer in early August 2017.  The writ was denied in August 2017 and, in order to continue to contest the asserted tax obligations, we paid the City and County of San Francisco $11,845,000 in penalties, interest and legal fees in late August 2017, which are reflected in transaction costs on our consolidated statement of operations for the year ended December 31, 2017. We filed claims for refund in January 2018 in an effort to recover the full amounts paid. At this time, we cannot determine the amount, if any, of the previously assessed and currently expensed tax obligations that will be recovered through the refund process. We believe that we have defenses to, and intend to continue to vigorously contest, the asserted tax obligations.

SBA Related—If the SBA establishes that a loss on an SBA guaranteed loan is attributable to significant technical deficiencies in the manner in which the loan was originated, funded or serviced under the SBA 7(a) Program, the SBA may seek recovery of the principal loss related to the deficiency from us. With respect to the guaranteed portion of SBA loans that have been sold, the SBA will first honor its guarantee and then seek compensation from us in the event that a loss is deemed to be attributable to technical deficiencies. Based on historical experience, we do not expect that this contingency is probable to be asserted. However, if asserted, it could have a material adverse effect on our business, financial condition, results of operations, cash flow or our ability to satisfy our debt service obligations or to maintain our level of distributions on our Common Stock or Preferred Stock.

Environmental Matters—In connection with the ownership and operation of real estate properties, we may be potentially liable for costs and damages related to environmental matters, including asbestos-containing materials. We have not been notified by any governmental authority of any noncompliance, liability, or other claim in connection with any of the properties, and we are not aware of any other environmental condition with respect to any of the properties that management believes will have a material adverse effect on our business, financial condition, results of operations, cash flow or our ability to satisfy our debt service obligations or to maintain our level of distributions on our Common Stock or Preferred Stock.

Rent Expense—Rent expense under a ground lease for a property that was sold in August 2017, which includes straight-line rent and amortization of acquired below-market ground lease, was $1,168,000, $1,752,000 and $1,752,000 the years ended December 31, 2017, 2016 and 2015, respectively. We record rent expense on a straight-line basis. Straight-line rent liability of $13,289,000 is included in other liabilities in the accompanying consolidated balance sheet as of December 31, 2016.

We lease office space in Dallas, Texas under a lease which expires in May 2019. We recorded rent expense of $228,000, $226,000 and $235,000, for the years ended December 31, 2017, 2016 and 2015, respectively.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

At December 31, 2017, our scheduled future noncancelable minimum lease payments were $253,000 and $106,000 for the years ending December 31, 2018 and 2019, respectively.

17.   FUTURE MINIMUM LEASE RENTALS

Future minimum rental revenue under long-term operating leases at December 31, 2017, excluding tenant reimbursements of certain costs, are as follows:

	Governmental	Other
Years Ending December 31,	Tenants	Tenants	Total
	(in thousands)
2018	$36,767	$84,468	$121,235
2019	35,170	84,723	119,893
2020	32,975	76,238	109,213
2021	22,451	63,119	85,570
2022	11,221	59,365	70,586
Thereafter	40,318	144,323	184,641
	$178,902	$512,236	$691,138

18.  CONCENTRATIONS

Tenant Revenue Concentrations—Rental revenue, excluding tenant reimbursements of certain costs, from the U.S. General Services Administration and other government agencies (collectively, “Governmental Tenants”), which primarily occupy properties located in Washington, D.C., accounted for approximately 21.4%, 19.9% and 22.7% of our rental and other property income for the years ended December 31, 2017, 2016 and 2015, respectively.  At December 31, 2017 and 2016, $5,130,000 and $8,339,000, respectively, was due from Governmental Tenants (Note 17).

Geographical Concentrations of Investments in Real Estate—As of December 31, 2017, 2016 and 2015, we owned 15, 20 and 20 office properties, respectively; zero, five and five multifamily properties, respectively; one, one and three hotel properties, respectively; two, three and three parking garages, respectively; and two development sites, one of which is being used as a parking lot. As of December 31, 2017, 2016 and 2015, these properties were located in two, four and four states, respectively, and Washington, D.C.

Our revenue concentrations from properties are as follows:

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

	Year Ended December 31,
	2017	2016	2015
California	63.2%	63.4%	62.2%
Washington, D.C.	25.1	21.3	24.2
Texas	6.9	8.2	7.8
North Carolina	3.1	5.2	4.6
New York	1.7	1.9	1.2
	100.0%	100.0%	100.0%

Our real estate investments concentrations from properties are as follows:

	December 31,
	2017	2016
California	66.4%	50.8%
Washington, D.C.	31.2	32.3
Texas	2.4	7.7
North Carolina	—	5.5
New York	—	3.7
	100.0%	100.0%

19.   INCOME TAXES

We have elected to be taxed as a REIT under the Code.  To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement that we distribute at least 90% of our taxable income to our stockholders.  As a REIT, we generally will not be subject to corporate level federal income tax on net income that is currently distributed to stockholders.

We have wholly-owned TRS’s which are subject to federal and state income taxes.  The income generated from the TRS’s is taxed at normal corporate rates.

The provision for income taxes results in effective tax rates that differ from federal and state statutory rates.  A reconciliation of the provision for income tax attributable to the TRSs’ income from continuing operations computed at federal statutory rates to the income tax provision reported in the financial statements is as follows:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Income from continuing operations before income taxes for TRSs	$4,878	$5,684	$3,010

Expected federal income tax provision	$1,658	$1,933	$1,023
State income taxes	27	21	42
Change in valuation allowance	(37)	(1,443)	(302)
Other	(272)	1,135	43
Income tax provision	$1,376	$1,646	$806

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

The components of our net deferred tax asset, which are included in other assets, are as follows:

	December 31,
	2017	2016
	(in thousands)
Deferred tax assets:
Net operating losses	$39	$59
Secured borrowings—government guaranteed loans	308	706
Other	111	104
Total gross deferred tax assets	458	869
Valuation allowance	(26)	(64)
	432	805
Deferred tax liabilities:
Loans receivable	(333)	(535)
Other	—	(10)
	(333)	(545)
Deferred tax asset, net	$99	$260

The net operating loss carryforwards at December 31, 2017 and 2016 were generated by TRSs and are available to offset future taxable income of these TRSs. The net operating loss carryforwards expire from 2026 to 2033.

The periods subject to examination for our federal and state income tax returns are 2014 through 2017. As of December 31, 2017 and 2016, no reserves for uncertain tax positions have been established and we do not anticipate any material changes in the amount of unrecognized tax benefits recorded to occur within the next 12 months.

The Tax Cuts and Jobs Act of 2017, signed into law in late December 2017, made sweeping changes to provisions of the Code applicable to businesses. Management has reviewed these statutory changes and determined that the impact to our consolidated financial statements is not material.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

20.   SEGMENT DISCLOSURE

In accordance with ASC Topic 280, Segment Reporting, our reportable segments consist of three types of commercial real estate properties, namely, office, hotel and multifamily, as well as a segment for our lending business that is included in our continuing operations.  The lending business that was sold during the year ended December 31, 2016, which was included in assets held for sale at December 31, 2015, is not included in our reportable segments. Management internally evaluates the operating performance and financial results of the segments based on net operating income. We also have certain general and administrative level activities, including public company expenses, legal, accounting, and tax preparation that are not considered separate operating segments. The reportable segments are accounted for on the same basis of accounting as described in Note 2.

We evaluate the performance of our real estate segments based on net operating income, which is defined as rental and other property income and expense reimbursements less property related expenses, and excludes non-property income and expenses, interest expense, depreciation and amortization, corporate related general and administrative expenses, gain (loss) on sale of real estate, impairment of real estate, transaction costs, and provision for income taxes. For the lending segment, we define net operating income as interest income net of interest expense and general overhead expenses.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

The net operating income of our segments included in continuing operations for the years ended December 31, 2017, 2016 and 2015 is as follows:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Office:
Revenues	$174,004	$187,435	$188,270
Property expenses:
Operating	68,801	81,217	80,014
General and administrative	981	1,234	771
Total property expenses	69,782	82,451	80,785
Segment net operating income—office	104,222	104,984	107,485
Hotel:
Revenues	38,585	48,379	61,436
Property expenses:
Operating	25,059	32,177	41,585
General and administrative	77	282	389
Total property expenses	25,136	32,459	41,974
Segment net operating income—hotel	13,449	15,920	19,462
Multifamily:
Revenues	13,566	20,303	18,721
Property expenses:
Operating	7,725	11,309	11,579
General and administrative	393	1,048	589
Total property expenses	8,118	12,357	12,168
Segment net operating income—multifamily	5,448	7,946	6,553
Lending:
Revenues	10,221	9,814	8,521
Lending expenses:
Interest expense	414	537	845
Fees to related party	3,464	3,555	3,850
General and administrative	1,010	1,166	1,032
Total lending expenses	4,888	5,258	5,727
Segment net operating income—lending	5,333	4,556	2,794
Total segment net operating income	$128,452	$133,406	$136,294

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

A reconciliation of our segment net operating income to net income attributable to the Company for the years ended December 31, 2017, 2016 and 2015 is as follows:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Total segment net operating income	$128,452	$133,406	$136,294
Asset management and other fees to related parties	(26,787)	(30,327)	(29,319)
Interest expense	(35,924)	(33,848)	(22,785)
General and administrative	(3,018)	(4,231)	(6,621)
Transaction costs	(11,862)	(340)	(1,382)
Depreciation and amortization	(58,364)	(71,968)	(72,361)
Impairment of real estate	(13,100)	—	—
Gain on sale of real estate	401,737	39,666	3,092
Income from continuing operations before provision for income taxes	381,134	32,358	6,918
Provision for income taxes	(1,376)	(1,646)	(806)
Net income from continuing operations	379,758	30,712	6,112
Discontinued operations:
Income from operations of assets held for sale	—	3,853	13,140
Gain on disposition of assets held for sale	—	—	5,151
Net income from discontinued operations	—	3,853	18,291
Net income	379,758	34,565	24,403
Net income attributable to noncontrolling interests	(21)	(18)	(11)
Net income attributable to the Company	$379,737	$34,547	$24,392

The condensed assets for each of the segments as of December 31, 2017 and 2016, along with capital expenditures and loan originations for the years ended December 31, 2017, 2016, and 2015 are as follows:

	December 31,
	2017	2016
	(in thousands)
Condensed assets:
Office	$997,808	$1,568,702
Hotel	107,790	115,955
Lending	92,919	91,191
Multifamily	815	170,159
Non-segment assets	137,056	76,877
Total assets	$1,336,388	$2,022,884

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Capital expenditures (1):
Office	$24,907	$30,563	$27,686
Multifamily	693	548	2,498
Hotel	478	733	1,158
Total capital expenditures	26,078	31,844	31,342
Loan originations (2)	76,316	105,201	59,467
Total capital expenditures and loan originations (3)	$102,394	$137,045	$90,809

(1)                                 Represents additions and improvements to real estate investments, excluding acquisitions.

(2)                                 For the year ended December 31, 2016, loan originations includes $966,000 of non-cash additions to commercial real estate loans for capitalized interest.

(3)                                 Includes the activity for dispositions through their respective disposition dates.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

21. QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The following is a summary of quarterly financial information for the year ended December 31, 2017:

	Three Months Ended
2017	March 31,	June 30,	September 30,	December 31,
	(in thousands, except per share data)
Revenues from continuing operations	$66,949	$61,299	$55,384	$52,744
Gain on sale of real estate	187,734	116,283	74,715	23,005
Net income from continuing operations	193,935	91,372	72,391	22,060
Net income	193,935	91,372	72,391	22,060
Net income attributable to the Company	193,930	91,363	72,395	22,049
Redeemable preferred stock dividends	(31)	(72)	(138)	(249)
Redeemable preferred stock redemptions	—	—	—	2
Net income available to common stockholders	193,899	91,291	72,257	21,802
BASIC AND DILUTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS PER SHARE (1):
Continuing operations	$2.31	$1.16	$1.25	$0.36
Net income	$2.31	$1.16	$1.25	$0.36
Weighted average shares of common stock outstanding - basic	84,048	78,871	57,876	55,885
Weighted average shares of common stock outstanding - diluted	84,048	78,871	57,876	55,917

(1)                                 EPS for the year-to-date period may differ from the sum of quarterly EPS amounts due to the required method for computing EPS in the respective periods. In addition, EPS is calculated independently for each component and may not be additive due to rounding.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of December 31, 2017 and 2016

and for the Years Ended December 31, 2017, 2016 and 2015 (Continued)

The following is a summary of quarterly financial information for the year ended December 31, 2016:

	Three Months Ended
2016	March 31,	June 30,	September 30,	December 31,
	(in thousands except per share data)
Revenues from continuing operations	$68,617	$68,360	$64,332	$64,622
Gain on sale of real estate	24,739	—	14,927	—
Net income (loss) from continuing operations	26,293	(810)	8,382	(3,153)
Net income from discontinued operations	690	1,668	703	792
Net income (loss)	26,983	858	9,085	(2,361)
Net income (loss) attributable to the Company	26,980	849	9,088	(2,370)
Redeemable preferred stock dividends	—	—	—	(9)
Net income (loss) available to common stockholders	26,980	849	9,088	(2,379)
BASIC AND DILUTED NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS PER SHARE (1):
Continuing operations	$0.27	$(0.01)	$0.10	$(0.04)
Discontinued operations	$0.01	$0.02	$0.01	$0.01
Net income	$0.28	$0.01	$0.10	$(0.03)
Weighted average shares of common stock outstanding - basic	97,662	96,683	87,045	84,048
Weighted average shares of common stock outstanding - diluted	97,662	96,683	87,045	84,048

(1)                                 EPS for the year-to-date period may differ from the sum of quarterly EPS amounts due to the required method for computing EPS in the respective periods. In addition, EPS is calculated independently for each component and may not be additive due to rounding.

Schedule III—Real Estate and Accumulated Depreciation

December 31, 2017

(in thousands)

		Initial Cost		Net Improvements	Gross Amount at Which Carried
Property Name, City and State	Encumbrances	Land	Building and Improvements	(Write-Offs) Since Acquisition	Land	Building and Improvements	Total	Acc. Deprec.	Year Built / Renovated	Year Acquired
Office
260 Townsend Street
San Francisco, CA	$28,200	$7,574	$13,843	$3,333	$7,574	$17,176	$24,750	$7,042	1986	2006
830 1st Street
Washington, D.C.	46,000	18,095	62,017	(1,104)	18,095	60,913	79,008	17,712	2002	2006
3601 S Congress Avenue
Austin, TX	—	9,569	18,593	2,281	9,569	20,874	30,443	7,060	1918/2001	2007
899 N Capitol Street
Washington, D.C.	—	34,641	84,466	15,361	34,641	99,827	134,468	28,822	1969-1973/1999 & 2011	2007
999 N Capitol Street
Washington, D.C.	—	32,221	86,526	13,615	32,221	100,141	132,362	29,563	1969-1973/1999 & 2011	2007
901 N Capitol Street
Washington, D.C.	—	27,117	—	4,329	27,117	4,329	31,446	1,349	N/A	2007
1333 Broadway
Oakland, CA	39,500	7,048	41,578	9,386	7,048	50,964	58,012	13,385	1972/1995	2008
1901 Harrison Street
Oakland, CA	42,500	3,838	68,106	9,273	3,838	77,379	81,217	22,176	1985	2008
2100 Franklin Street
Oakland, CA	80,000	4,277	34,033	10,506	4,277	44,539	48,816	14,489	2008	2008
2101 Webster Street
Oakland, CA	83,000	4,752	109,812	32,394	4,752	142,206	146,958	41,100	1984	2008
2353 Webster Street Parking Garage
Oakland, CA	—	—	9,138	29	—	9,167	9,167	2,125	1986	2008
1 Kaiser Plaza
Oakland, CA	97,100	9,261	113,619	18,073	9,261	131,692	140,953	35,942	1970/2008	2008
2 Kaiser Plaza Parking Lot
Oakland, CA	—	10,931	110	1,504	10,931	1,614	12,545	54	N/A	2015
11600 Wilshire Boulevard
Los Angeles, CA	—	3,477	18,522	1,969	3,477	20,491	23,968	4,388	1955	2010
11620 Wilshire Boulevard
Los Angeles, CA	—	7,672	51,999	7,949	7,672	59,948	67,620	13,291	1976	2010
4750 Wilshire Boulevard
Los Angeles, CA	—	16,633	28,985	58	16,633	29,043	45,676	3,206	1984/2014	2014
Lindblade Media Center
Los Angeles, CA	—	6,342	11,568	—	6,342	11,568	17,910	1,235	1930 & 1957 / 2010	2014
1130 Howard Street
San Francisco, CA	—	8,290	10,480	—	8,290	10,480	18,770	—	1930/2016 & 2017	2017

Hotel
Sheraton Grand Hotel
Sacramento, CA	—	3,497	107,447	(3,688)	3,497	103,759	107,256	25,449	2001	2008
Sheraton Grand Hotel Parking & Retail
Sacramento, CA	—	6,550	10,996	(111)	6,550	10,885	17,435	2,667	2001	2008
	$416,300	$221,785	$881,838	$125,157	$221,785	$1,006,995	$1,228,780	$271,055

The aggregate gross cost of property included above for federal income tax purposes approximates $1,233,414,000 (unaudited) as of December 31, 2017.

Schedule III—Real Estate and Accumulated Depreciation (Continued)

December 31, 2017

(in thousands)

The following table reconciles our investments in real estate from January 1, 2015 to December 31, 2017:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Investments in Real Estate
Balance, beginning of period	$2,021,494	$2,061,372	$2,036,794

Additions:
Improvements	26,078	31,844	31,342
Property acquisitions	18,770	—	11,041
Deductions:
Asset sales	(815,357)	(61,801)	(6,237)
Impairment	(13,100)	—	—
Retirements	(9,105)	(9,921)	(11,568)
Balance, end of period	$1,228,780	$2,021,494	$2,061,372

The following table reconciles the accumulated depreciation from January 1, 2015 to December 31, 2017:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Accumulated Depreciation
Balance, beginning of period	$(414,552)	$(369,661)	$(320,857)

Additions: depreciation	(49,427)	(62,239)	(61,915)
Deductions:
Asset sales	183,819	7,427	1,543
Retirements	9,105	9,921	11,568
Balance, end of period	$(271,055)	$(414,552)	$(369,661)

Schedule IV—Mortgage Loans on Real Estate

December 31, 2017

(dollars in thousands, except footnotes)

										Principal
										Amount of
										Loans Subject
Geographic	Number						Final	Carrying		to Delinquent
Dispersion of	of	Size of Loans					Maturity	Amount of		Principal or
Collateral	Loans	From	To	Interest Rate			Date Range	Mortgages (1)		“Interest”

SBA 7(a) Loans - States 2% or greater (2) (3):
Indiana	25	$40	$1,230	5.75%	to	7.00%	01/12/36 — 01/27/42	$10,074		$—
Ohio	25	$—	$820	6.00%	to	7.00%	10/16/20 — 02/13/43	7,863		—
Michigan	21	$10	$540	6.00%	to	7.00%	10/10/33 — 12/20/42	5,495		—
Texas	25	$—	$650	5.13%	to	7.00%	12/12/18 — 01/03/43	4,703		—
Virginia	8	$40	$790	5.75%	to	7.00%	03/28/27 — 06/29/42	2,806		—
South Carolina	6	$—	$800	6.00%	to	7.00%	08/18/18 — 10/25/42	1,671		—
Illinois	5	$60	$640	6.00%	to	7.00%	09/17/35 — 08/03/42	1,536		—
Florida	8	$—	$350	6.25%	to	7.00%	06/19/19 — 06/14/41	1,499		—
Alabama	6	$40	$450	6.00%	to	7.00%	07/27/25 — 12/28/42	1,455		—
Missouri	5	$40	$600	6.00%	to	7.00%	03/29/22 — 10/17/42	1,429		—
Kentucky (4)	6	$100	$390	6.25%	to	7.00%	04/09/35 — 08/17/41	1,270		—
Pennsylvania	3	$320	$520	6.25%	to	7.00%	03/05/40 — 03/16/42	1,172		—
Wisconsin (5)	8	$—	$290	6.00%	to	7.00%	04/23/20 — 06/16/42	1,142		130
North Carolina	3	$80	$650	6.75%	to	7.00%	09/08/32 — 06/29/42	1,040		—
Georgia	5	$80	$370	6.50%	to	7.00%	05/23/20 — 11/21/42	1,019		—
Other	28	$—	$560	5.75%	to	7.00%	03/04/18 — 11/29/42	5,477		—
Government guaranteed portions (6)								10,623		—
SBA 7(a) loans, subject to secured borrowings (7)								20,691		—
General reserves								(333)		—
	187							80,632	(1)	130

Commercial Mortgage Loan:
North Carolina (8)	1	$430		7.50%			02/06/19	424		—
	188							$81,056	(9)	$130

(1)                                 Excludes general reserves of $333,000.

(2)                                 Includes $114,000 of loans not secured by real estate. Also includes $267,000 of loans with subordinate lien positions.

(3)                                 Interest rates are variable at spreads over the prime rate unless otherwise noted.

(4)                                 Includes a loan with a retained face value of $387,000 and a fixed interest rate of 6.50%.

(5)                                 Includes a loan with a retained face value of $130,000, a valuation reserve of $129,000 and a fixed interest rate of 6.25%.

(6)                                 Represents the government guaranteed portions of our SBA 7(a) loans detailed above retained by us. As there is no risk of loss to us related to these portions of the guaranteed loans, the geographic information is not presented as it is not meaningful.

(7)                                 Represents the guaranteed portion of SBA 7(a) loans which were sold with the proceeds received from the sale reflected as secured borrowings. For Federal income tax purposes, these proceeds are treated as sales and reduce the carrying value of loans receivable.

(8)                                 Loan has a fixed interest rate.

(9)                                 For Federal income tax purposes, the aggregate cost basis of our loans was approximately $58,778,000 (unaudited).

Schedule IV—Mortgage Loans on Real Estate (Continued)

December 31, 2017

(in thousands)

Balance at December 31, 2014	$189,052
Additions during period:
New mortgage loans	59,467
Other - deferral for collection of commitment fees, net of costs	385
Other - accretion of loan fees and discounts	6,841

Deductions during period:
Collections of principal	(44,261)
Foreclosures	(708)
Cost of mortgages sold, net	(29,799)
Other - sale of mortgage loans	(77,121)
Other - bad debt expense, net of recoveries	(416)
Balance at December 31, 2015	103,440

Additions during period:
New mortgage loans (1)	105,201
Other - recoveries of bad debts, net of bad debt expense	199
Other - accretion of loan fees and discounts	1,592

Deductions during period:
Collections of principal	(37,336)
Foreclosures	(92)
Cost of mortgages sold, net	(41,040)
Other - collection of commitment fees, net of costs	(739)
Other - reclassification from secured borrowings	(2,663)
Other - sale of commercial real estate loans (Note 7)	(52,822)
Balance at December 31, 2016	75,740

Additions during period:
New loans	76,316
Other - deferral for collection of commitment fees, net of costs	1,706
Other - accretion of loan fees and discounts	676

Deductions during period:
Collections of principal	(17,557)
Foreclosures	(127)
Cost of mortgages sold, net	(54,973)
Other - reclassification from secured borrowings	(534)
Other - bad debt expense	(191)
Balance at December 31, 2017	$81,056

(1)                                 Includes $966,000 of non-cash additions to commercial real estate loans for interest.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands, except share and per share amounts)

	September 30, 2018	December 31, 2017
	(Unaudited)
ASSETS
Investments in real estate, net	$1,066,971	$957,725
Cash and cash equivalents	97,040	129,310
Restricted cash	21,524	27,008
Loans receivable, net	81,898	81,056
Accounts receivable, net	8,085	13,627
Deferred rent receivable and charges, net	86,337	84,748
Other intangible assets, net	10,684	6,381
Other assets	19,176	36,533
TOTAL ASSETS	$1,391,715	$1,336,388
LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY
LIABILITIES:
Debt, net	$664,400	$630,852
Accounts payable and accrued expenses	30,886	26,394
Intangible liabilities, net	3,351	1,070
Due to related parties	10,838	8,814
Other liabilities	15,657	14,629
Total liabilities	725,132	681,759
COMMITMENTS AND CONTINGENCIES (Note 15)
REDEEMABLE PREFERRED STOCK: Series A, $0.001 par value; 36,000,000 shares authorized; 1,893,183 and 1,890,943 shares issued and outstanding, respectively, at September 30, 2018 and 1,225,734 and 1,224,712 shares issued and outstanding, respectively, at December 31, 2017; liquidation preference of $25.00 per share, subject to adjustment	43,145	27,924
EQUITY:
Series A cumulative redeemable preferred stock, $0.001 par value; 36,000,000 shares authorized; 568,921 and 566,176 shares issued and outstanding, respectively, at September 30, 2018 and 61,435 and 60,592 shares issued and outstanding, respectively, at December 31, 2017; liquidation preference of $25.00 per share, subject to adjustment	14,062	1,508
Series L cumulative redeemable preferred stock, $0.001 par value; 9,000,000 shares authorized; 8,080,740 shares issued and outstanding at September 30, 2018 and December 31, 2017; liquidation preference of $28.37 per share, subject to adjustment	229,251	229,251
Common stock, $0.001 par value; 900,000,000 shares authorized; 43,795,073 and 43,784,939 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	44	44
Additional paid-in capital	791,773	792,631
Accumulated other comprehensive income	3,038	1,631
Distributions in excess of earnings	(415,568)	(399,250)
Total stockholders’ equity	622,600	625,815
Noncontrolling interests	838	890
Total equity	623,438	626,705
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY	$1,391,715	$1,336,388

The accompanying notes are an integral part of these consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(Unaudited)
REVENUES:
Rental and other property income	$34,782	$37,299	$103,479	$134,482
Hotel income	7,715	7,749	27,564	27,331
Expense reimbursements	2,129	4,717	7,089	10,273
Interest and other income	3,014	5,619	9,465	11,546
	47,640	55,384	147,597	183,632
EXPENSES:
Rental and other property operating	20,438	26,058	59,238	76,267
Asset management and other fees to related parties	6,121	6,896	18,475	23,459
Interest	6,965	9,359	20,409	28,645
General and administrative	1,205	1,342	6,496	4,668
Transaction costs (Note 15)	15	242	359	11,870
Depreciation and amortization	13,310	13,472	39,783	45,464
Impairment of real estate (Note 2)	—	—	—	13,100
	48,054	57,369	144,760	203,473
Gain on sale of real estate (Note 3)	—	74,715	—	378,732
(LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES	(414)	72,730	2,837	358,891
Provision for income taxes	115	339	795	1,193
NET (LOSS) INCOME	(529)	72,391	2,042	357,698
Net loss (income) attributable to noncontrolling interests	1	4	(15)	(10)
NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY	(528)	72,395	2,027	357,688
Redeemable preferred stock dividends accumulated (Note 10)	(3,152)	—	(9,456)	—
Redeemable preferred stock dividends declared (Note 10)	(769)	(138)	(1,924)	(241)
Redeemable preferred stock redemptions (Note 10)	1	—	3	—
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(4,448)	$72,257	$(9,350)	$357,447
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$(0.10)	$1.25	$(0.21)	$4.86
Diluted	$(0.10)	$1.25	$(0.21)	$4.86
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	43,795	57,876	43,791	73,503
Diluted	43,795	57,876	43,791	73,503

The accompanying notes are an integral part of these consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(Unaudited)
NET (LOSS) INCOME	$(529)	$72,391	$2,042	$357,698
Other comprehensive income: cash flow hedges	(183)	333	1,407	1,445
COMPREHENSIVE (LOSS) INCOME	(712)	72,724	3,449	359,143
Comprehensive loss (income) attributable to noncontrolling interests	1	4	(15)	(10)
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY	$(711)	$72,728	$3,434	$359,133

The accompanying notes are an integral part of these consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Equity

(In thousands, except share and per share amounts)

	Nine Months Ended September 30, 2018
	Common Stock		Preferred Stock				Additional	Accumulated Other	Distributions	Non-
		Par	Series A		Series L		Paid-in	Comprehensive	in Excess of	controlling	Total
	Shares	Value	Shares	Amount	Shares	Amount	Capital	Income	Earnings	Interests	Equity
	(Unaudited)
Balances, December 31, 2017	43,784,939	$44	60,592	$1,508	8,080,740	$229,251	$792,631	$1,631	$(399,250)	$890	$626,705
Distributions to noncontrolling interests	—	—	—	—	—	—	—	—	—	(67)	(67)
Stock-based compensation expense	10,134	—	—	—	—	—	124	—	—	—	124
Common dividends ($0.375 per share)	—	—	—	—	—	—	—	—	(16,421)	—	(16,421)
Issuance of Series A Preferred Warrants	—	—	—	—	—	—	62	—	—	—	62
Dividends to holders of Series A Preferred Stock ($1.03125 per share)	—	—	—	—	—	—	—	—	(1,924)	—	(1,924)
Reclassification of Series A Preferred Stock to permanent equity	—	—	505,984	12,564	—	—	(1,047)	—	—	—	11,517
Redemption of Series A Preferred Stock	—	—	(400)	(10)	—	—	3	—	—	—	(7)
Other comprehensive income	—	—	—	—	—	—	—	1,407	—	—	1,407
Net income	—	—	—	—	—	—	—	—	2,027	15	2,042
Balances, September 30, 2018	43,795,073	$44	566,176	$14,062	8,080,740	$229,251	$791,773	$3,038	$(415,568)	$838	$623,438

	Nine Months Ended September 30, 2017
	Common Stock		Additional	Accumulated Other	Distributions	Non-
	Shares	Par Value	Paid-in Capital	Comprehensive Income (Loss)	in Excess of Earnings	controlling Interests	Total Equity
	(Unaudited)
Balances, December 31, 2016	84,048,081	$84	$1,566,073	$(509)	$(599,971)	$912	$966,589
Distributions to noncontrolling interests	—	—	—	—	—	(37)	(37)
Stock-based compensation expense	9,585	—	116	—	—	—	116
Share repurchase	(26,181,818)	(26)	(489,027)	—	(86,947)	—	(576,000)
Special cash dividends paid to certain common stockholders ($2.26 per share) (Note 11)	—	—	—	—	(4,872)	—	(4,872)
Common dividends ($0.46875 per share)	—	—	—	—	(32,854)	—	(32,854)
Issuance of Series A Preferred Warrants	—	—	55	—	—	—	55
Dividends to holders of Series A Preferred Stock ($1.03125 per share)	—	—	—	—	(241)	—	(241)
Other comprehensive income	—	—	—	1,445	—	—	1,445
Net income	—	—	—	—	357,688	10	357,698
Balances, September 30, 2017	57,875,848	$58	$1,077,217	$936	$(367,197)	$885	$711,899

The accompanying notes are an integral part of these consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

	Nine Months Ended September 30,
	2018	2017
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,042	$357,698
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred rent and amortization of intangible assets, liabilities and lease inducements	(3,246)	(2,528)
Depreciation and amortization	39,783	45,464
Reclassification from AOCI to interest expense	(320)	—
Change in fair value of swaps	70	—
Transfer of right to collect supplemental real estate tax reimbursements	—	(5,097)
Gain on sale of real estate	—	(378,732)
Impairment of real estate	—	13,100
Straight-line rent, below-market ground lease and amortization of intangible assets	(18)	1,079
Straight-line lease termination income	—	(2,041)
Amortization of deferred loan costs	639	1,691
Amortization of premiums and discounts on debt	(111)	(586)
Unrealized premium adjustment	1,946	1,747
Amortization and accretion on loans receivable, net	(228)	270
Bad debt expense	222	411
Deferred income taxes	62	1
Stock-based compensation	124	116
Loans funded, held for sale to secondary market	(39,990)	(37,149)
Proceeds from sale of guaranteed loans	41,408	36,701
Principal collected on loans subject to secured borrowings	1,642	6,966
Other operating activity	(1,079)	(1,079)
Changes in operating assets and liabilities:
Accounts receivable and interest receivable	5,390	(1,414)
Other assets	(1,820)	(665)
Accounts payable and accrued expenses	2,137	(8,559)
Deferred leasing costs	(1,922)	(5,979)
Other liabilities	1,046	(3,031)
Due to related parties	2,024	(1,205)
Net cash provided by operating activities	49,801	17,179
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to investments in real estate	(10,139)	(19,075)
Acquisition of real estate	(112,048)	—
Proceeds from sale of real estate, net	—	851,629
Loans funded	(13,330)	(12,383)
Principal collected on loans	8,501	7,686
Other investing activity	124	93
Net cash (used in) provided by investing activities	(126,892)	827,950

(Continued)

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Consolidated Statements of Cash Flows (Continued)

(In thousands)

	Nine Months Ended September 30,
	2018	2017
	(Unaudited)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of mortgages payable	—	(65,722)
Payment of unsecured revolving lines of credit, revolving credit facilities and term notes	—	(65,000)
Payment of principal on SBA 7(a) loan-backed notes	(3,239)	—
Proceeds from SBA 7(a) loan-backed notes	38,200	—
Payment of principal on secured borrowings	(1,642)	(6,966)
Proceeds from secured borrowings	772	—
Payment of deferred preferred stock offering costs	(1,124)	(1,462)
Payment of other deferred costs	(22)	—
Payment of deferred loan costs	(1,112)	(304)
Payment of common dividends	(16,421)	(32,854)
Payment of special cash dividends	(1,575)	(4,872)
Repurchase of Common Stock	—	(576,000)
Payment of borrowing costs	—	(8)
Net proceeds from issuance of Series A Preferred Warrants	62	55
Net proceeds from issuance of Series A Preferred Stock	26,984	11,594
Payment of preferred stock dividends	(1,404)	(112)
Redemption of Series A Preferred Stock	(75)	—
Noncontrolling interests’ distributions	(67)	(37)
Net cash provided by (used in) financing activities	39,337	(741,688)
Change in cash balances included in assets held for sale	—	(1,720)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	(37,754)	101,721
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH:
Beginning of period	156,318	176,609
End of period	$118,564	$278,330
RECONCILIATION OF CASH AND CASH EQUIVALENTS AND RESTRICTED CASH TO THE CONSOLIDATED BALANCE SHEETS:
Cash and cash equivalents	$97,040	$252,955
Restricted cash	21,524	25,375
Total cash and cash equivalents and restricted cash	$118,564	$278,330
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$20,240	$28,104
Federal income taxes paid	$622	$1,090
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Additions to investments in real estate included in accounts payable and accrued expenses	$11,690	$8,689
Net increase in fair value of derivatives applied to other comprehensive income	$1,727	$1,445
Reduction of loans receivable and secured borrowings due to the SBA’s repurchase of the guaranteed portion of a loan	$—	$534
Additions to deferred costs included in accounts payable and accrued expenses	$993	$—
Additions to preferred stock offering costs included in accounts payable and accrued expenses	$148	$1,148
Accrual of dividends payable to preferred stockholders	$769	$138
Preferred stock offering costs offset against redeemable preferred stock in temporary equity	$187	$44
Reclassification of Series A Preferred Stock from temporary equity to permanent equity	$11,517	$—
Reclassification of Series A Preferred Stock from temporary equity to accounts payable and accrued expenses	$4	$—

The accompanying notes are an integral part of these consolidated financial statements

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

1. ORGANIZATION AND OPERATIONS

CIM Commercial Trust Corporation (“CIM Commercial” or the “Company”), a Maryland corporation and real estate investment trust (“REIT”), together with its wholly-owned subsidiaries (“we,” “us” or “our”), primarily acquires, owns, and operates Class A and creative office assets in vibrant and improving urban communities throughout the United States. These communities are located in areas that include traditional downtown areas and suburban main streets, which have high barriers to entry, high population density, improving demographic trends and a propensity for growth. We were originally organized in 1993 as PMC Commercial Trust (“PMC Commercial”), a Texas real estate investment trust.

On July 8, 2013, PMC Commercial entered into a merger agreement (the “Merger Agreement”) with CIM Urban REIT, LLC (“CIM REIT”), an affiliate of CIM Group, L.P. (“CIM Group” or “CIM”), and subsidiaries of the respective parties. CIM REIT was a private commercial REIT and was the owner of CIM Urban Partners, L.P. (“CIM Urban”). The transaction (the “Merger”) was completed on March 11, 2014 (the “Acquisition Date”). As a result of the Merger and related transactions, CIM Urban became our wholly-owned subsidiary.

Our common stock, $0.001 par value per share (“Common Stock”), is currently traded on the Nasdaq Global Market (“Nasdaq”) and on the Tel Aviv Stock Exchange (the “TASE”), in each case under the ticker symbol “CMCT.” Our Series L preferred stock, $0.001 par value per share (“Series L Preferred Stock”), is currently traded on Nasdaq and on the TASE, in each case under the ticker symbol “CMCTP.” We have authorized for issuance 900,000,000 shares of common stock and 100,000,000 shares of preferred stock (“Preferred Stock”).

CIM Commercial has qualified and intends to continue to qualify as a REIT, as defined in the Internal Revenue Code of 1986, as amended.

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

For more information regarding our significant accounting policies and estimates, please refer to “Basis of Presentation and Summary of Significant Accounting Policies” contained in Note 2 to our consolidated financial statements for the year ended December 31, 2017, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2018.

Interim Financial Information-The accompanying interim consolidated financial statements of CIM Commercial have been prepared by our management in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Certain information and note disclosures required for annual financial statements have been condensed or excluded pursuant to SEC rules and regulations. Accordingly, the interim consolidated financial statements do not include all of the information and notes required by GAAP for complete financial statements. The accompanying financial information reflects all adjustments which are, in the opinion of our management, of a normal recurring nature and necessary for a fair presentation of our financial position, results of operations and cash flows for the interim periods. Operating results for the three and nine months ended September 30, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018. Our accompanying interim consolidated financial statements should be read in conjunction with our audited consolidated financial statements and the notes thereto, included in our Annual Report on Form 10-K filed with the SEC on March 12, 2018.

Principles of Consolidation-The consolidated financial statements include the accounts of CIM Commercial and its subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

Investments in Real Estate-Real estate acquisitions are recorded at cost as of the acquisition date. Costs related to the acquisition of properties are expensed as incurred for acquisitions that occurred prior to October 1, 2017. For any acquisition occurring on or after October 1, 2017, we have conducted and will conduct an analysis to determine if the acquisition constitutes a business combination or an asset purchase. If the acquisition constitutes a business combination, then the transaction costs will be expensed as incurred, and if the acquisition constitutes an asset purchase, then the transaction costs will be capitalized. Investments in real estate are stated at depreciated cost. Depreciation and amortization are recorded on a straight-line basis over the estimated useful lives as follows:

Buildings and improvements	15 - 40 years
Furniture, fixtures, and equipment	3 - 5 years
Tenant improvements	Shorter of the useful lives or the terms of the related leases

Improvements and replacements are capitalized when they extend the useful life, increase capacity, or improve the efficiency of the asset. Ordinary repairs and maintenance are expensed as incurred.

Investments in real estate are evaluated for impairment on a quarterly basis or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount to the future net cash flows, undiscounted and without interest, expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. The estimated fair value of the asset group identified for step two of the impairment testing under GAAP is based on either the income approach with market discount rate, terminal capitalization rate and rental rate assumptions being most critical, or on the sales comparison approach to similar properties. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell. We recognized impairment of long-lived assets of $0 and $0 during the three months ended September 30, 2018 and 2017, respectively, and $0 and $13,100,000 during the nine months ended September 30, 2018 and 2017, respectively.

Derivative Financial Instruments-As part of our risk management and operational strategies, from time to time, we may enter into derivative contracts with various counterparties. All derivatives are recognized on the balance sheet at their estimated fair value. On the date that we enter into a derivative contract, we designate the derivative as a fair value hedge, a cash flow hedge, a foreign currency fair value or cash flow hedge, a hedge of a net investment in a foreign operation, or a trading or non-hedging instrument.

Changes in the estimated fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge, to the extent that the hedge is effective, are initially recorded in other comprehensive income (“OCI”), and are subsequently reclassified into earnings as a component of interest expense when the variability of cash flows of the hedged transaction affects earnings (e.g., when periodic settlements of a variable-rate asset or liability are recorded in earnings). Any hedge ineffectiveness (which represents the amount by which the changes in the estimated fair value of the derivative differ from the variability in the cash flows of the forecasted transaction) is recognized in current-period earnings as a component of interest expense. When an interest rate swap designated as a cash flow hedge no longer qualifies for hedge accounting, we recognize changes in the estimated fair value of the hedge previously deferred to accumulated other comprehensive income (“AOCI”), along with any changes in estimated fair value occurring thereafter, through earnings. We classify cash flows from interest rate swap agreements as net cash provided by operating activities on the consolidated statements of cash flows as our accounting policy is to present the cash flows from the hedging instruments in the same category in the consolidated statements

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

of cash flows as the category for the cash flows from the hedged items. See Note 12 for disclosures about our derivative financial instruments and hedging activities.

Revenue Recognition-We use a five-step model to recognize revenue for contracts with customers. The five-step model requires that we (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the performance obligations in the contract, and (v) recognize revenue when (or as) we satisfy the performance obligation.

Revenue from leasing activities

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset. The excess of rents recognized over amounts contractually due pursuant to the underlying leases is recorded as deferred rent. If the lease provides for tenant improvements, we determine whether the tenant improvements, for accounting purposes, are owned by the tenant or us. When we are the owner of the tenant improvements, the tenant is not considered to have taken physical possession or have control of the physical use of the leased asset until the tenant improvements are substantially completed. When the tenant is considered the owner of the improvements, any tenant improvement allowance that is funded is treated as an incentive. Lease incentives paid to tenants are included in other assets and amortized as a reduction to rental revenue on a straight-line basis over the term of the related lease.

Reimbursements from tenants, consisting of amounts due from tenants for common area maintenance, real estate taxes, insurance, and other recoverable costs, are recognized as revenue in the period in which the expenses are incurred. Tenant reimbursements are recognized and presented on a gross basis when we are primarily responsible for fulfilling the promise to provide the specified good or service and control that specified good or service before it is transferred to the tenant.

In addition to minimum rents, certain leases provide for additional rents based upon varying percentages of tenants’ sales in excess of annual minimums. Percentage rent is recognized once lessees’ specified sales targets have been met.

We derive parking revenues from leases with third-party operators. Our parking leases provide for additional rents based upon varying percentages of tenants’ sales in excess of annual minimums. Parking percentage rent is recognized once lessees’ specific sales targets have been met.

Revenue from lending activities

Interest income included in interest and other income is comprised of interest earned on loans and our short-term investments and the accretion of net loan origination fees and discounts. Interest income on loans is accrued as earned with the accrual of interest suspended when the related loan becomes a Non-Accrual Loan (as defined below).

Revenue from hotel activities

Hotel revenue is recognized upon establishment of a contract with a customer. At contract inception, the Company assesses the goods and services promised in its contracts with customers and identifies a performance obligation for each promise to transfer to the customer a good or service (or bundle of goods or services) that is distinct. To identify the performance obligations, the Company considers all of the goods or services promised in the contract regardless of whether they are explicitly stated or implied by customary business practices. Various performance obligations of hotel revenues can be categorized as follows:

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

•                                                                  cancellable and noncancelable room revenues from reservations and

•                                                                  ancillary services including facility usage and food or beverage.

Cancellable reservations represent a single performance obligation of providing lodging services at the hotel. The Company satisfies its performance obligation and recognizes revenues associated with these reservations over time as services are rendered to the customer. The Company satisfies its performance obligation and recognizes revenues associated with noncancelable reservations at the earlier of (i) the date on which the customer cancels the reservation or (ii) over time as services are rendered to the customer.

Ancillary services include facilities usage and providing food and beverage. The Company satisfies its performance obligation and recognizes revenues associated with these services at a point in time when the good or service is delivered to the customer.

At inception of these contracts with customers for hotel revenues, the contractual price is equivalent to the transaction price as there are no elements of variable consideration to estimate.

Amounts recognized for hotel revenues were $7,715,000 and $7,749,000 for the three months ended September 30, 2018 and 2017, respectively, and $27,564,000 and $27,331,000 for the nine months ended September 30, 2018 and 2017, respectively. Below is a reconciliation of the hotel revenue from contracts with customers to the total hotel segment revenue disclosed in Note 18:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(in thousands)
Hotel properties
Hotel income	$7,715	$7,749	$27,564	$27,331
Rental and other property income	777	613	2,273	2,103
Interest and other income	50	44	143	94
Hotel revenues	$8,542	$8,406	$29,980	$29,528

Tenant recoveries outside of the lease agreements

Tenant recoveries outside of the lease agreements are related to construction projects in which our tenants have agreed to fully reimburse us for all costs related to construction. At inception of the contract with the customer, the contractual price is equivalent to the transaction price as there are no elements of variable consideration to estimate. While these individual services are distinct, in the context of the arrangement with the customer, all of these services are bundled together and represent a single package of construction services requested by the customer. The Company satisfies its performance obligation and recognizes revenues associated with these services over time as the construction is completed.

Amounts recognized for tenant recoveries outside of the lease agreements were $120,000 and $2,160,000 for the three months ended September 30, 2018 and 2017, respectively, and $398,000 and $2,164,000 for the nine months ended September 30, 2018 and 2017, respectively, which are included in expense reimbursements on the consolidated statements of operations. As of September 30, 2018, performance obligations associated with tenant recoveries outside of lease agreements totaled $26,000.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

Loans Receivable-Our loans receivable are carried at their unamortized principal balance less unamortized acquisition discounts and premiums, retained loan discounts and loan loss reserves. For loans originated under the Small Business Administration’s (“SBA”) 7(a) Guaranteed Loan Program (“SBA 7(a) Program”), we sell the portion of the loan that is guaranteed by the SBA. Upon sale of the SBA guaranteed portion of the loans, which are accounted for as sales, the unguaranteed portion of the loan retained by us is valued on a fair value basis and a discount is recorded as a reduction in basis of the retained portion of the loan.

At the Acquisition Date, the carrying value of our loans was adjusted to estimated fair market value and acquisition discounts of $33,907,000 were recorded, which are being accreted to interest and other income using the effective interest method. We sold substantially all of our commercial mortgage loans with unamortized acquisition discounts of $15,951,000 to an unrelated third-party in December 2015. Acquisition discounts of $958,000 remained as of September 30, 2018, which have not yet been accreted to income.

A loan receivable is generally classified as non-accrual (a “Non-Accrual Loan”) if (i) it is past due as to payment of principal or interest for a period of 60 days or more, (ii) any portion of the loan is classified as doubtful or is charged-off or (iii) the repayment in full of the principal and or interest is in doubt. Generally, loans are charged-off when management determines that we will be unable to collect any remaining amounts due under the loan agreement, either through liquidation of collateral or other means. Interest income, included in interest and other income, on a Non-Accrual Loan is recognized on either the cash basis or the cost recovery basis.

On a quarterly basis, and more frequently if indicators exist, we evaluate the collectability of our loans receivable. Our evaluation of collectability involves judgment, estimates, and a review of the ability of the borrower to make principal and interest payments, the underlying collateral and the borrowers’ business models and future operations in accordance with Accounting Standards Codification (“ASC”) 450-20, Contingencies-Loss Contingencies, and ASC 310-10, Receivables. For the three and nine months ended September 30, 2018, we recorded no impairment on our loans receivable. For the three and nine months ended September 30, 2017, we recorded a net impairment of $137,000 and $149,000 on our loans receivable, respectively. We establish a general loan loss reserve when available information indicates that it is probable a loss has occurred based on the carrying value of the portfolio and the amount of the loss can be reasonably estimated. Significant judgment is required in determining the general loan loss reserve, including estimates of the likelihood of default and the estimated fair value of the collateral. The general loan loss reserve includes those loans, which may have negative characteristics which have not yet become known to us. In addition to the reserves established on loans not considered impaired that have been evaluated under a specific evaluation, we establish the general loan loss reserve using a consistent methodology to determine a loss percentage to be applied to loan balances. These loss percentages are based on many factors, primarily cumulative and recent loss history and general economic conditions.

Deferred Rent Receivable and Charges-Deferred rent receivable and charges consist of deferred rent, deferred leasing costs, deferred offering costs (Note 10) and other deferred costs. Deferred rent receivable is $55,060,000 and $52,619,000 at September 30, 2018 and December 31, 2017, respectively. Deferred leasing costs, which represent lease commissions and other direct costs associated with the acquisition of tenants, are capitalized and amortized on a straight-line basis over the terms of the related leases. Deferred leasing costs of $49,539,000 and $52,414,000 are presented net of accumulated amortization of $23,537,000 and $23,807,000 at September 30, 2018 and December 31, 2017, respectively. Deferred offering costs represent direct costs incurred in connection with our offering of Series A Preferred Units (as defined in Note 10), excluding costs specifically identifiable to a closing, such as commissions, dealer-manager fees, and other offering fees and expenses. For a specific issuance of Series A Preferred Units, associated offering costs are reclassified as a reduction of proceeds raised on the issuance date. Offering costs incurred but not directly related to a specifically identifiable closing are

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

deferred. Deferred offering costs are first allocated to each issuance on a pro-rata basis equal to the ratio of Series A Preferred Units issued in an issuance to the maximum number of Series A Preferred Units that are expected to be issued. Then, the deferred offering costs allocated to such issuance are further allocated to the Series A Preferred Stock (as defined in Note 10) and Series A Preferred Warrants (as defined in Note 10) issued in such issuance based on the relative fair value of the instruments on the date of issuance. The deferred offering costs allocated to the Series A Preferred Stock and Series A Preferred Warrants are reductions to temporary equity and permanent equity, respectively. Deferred offering costs of $4,219,000 and $3,401,000 related to our offering of Series A Preferred Units are included in deferred rent receivable and charges at September 30, 2018 and December 31, 2017, respectively. Other deferred costs are $1,056,000 and $121,000 at September 30, 2018 and December 31, 2017, respectively.

Redeemable Preferred Stock-Beginning on the date of original issuance of any given shares of Series A Preferred Stock (Note 10), the holder of such shares has the right to require the Company to redeem such shares at a redemption price of 100% of the Series A Preferred Stock Stated Value (as defined in Note 10), plus accrued and unpaid dividends, subject to the payment of a redemption fee until the fifth anniversary of such issuance. From and after the fifth anniversary of the date of the original issuance, the holder will have the right to require the Company to redeem such shares at a redemption price of 100% of the Series A Preferred Stock Stated Value, plus accrued and unpaid dividends, without a redemption fee, and the Company will have the right (but not the obligation) to redeem such shares at 100% of the Series A Preferred Stock Stated Value, plus accrued and unpaid dividends. The applicable redemption price payable upon redemption of any Series A Preferred Stock is payable in cash or, on or after the first anniversary of the issuance of such shares of Series A Preferred Stock to be redeemed, in the Company’s sole discretion, in cash or in equal value through the issuance of shares of Common Stock, based on the volume weighted average price of our Common Stock for the 20 trading days prior to the redemption. Since a holder of Series A Preferred Stock has the right to request redemption of such shares and redemptions prior to the first anniversary are to be paid in cash, we have recorded the activity related to our Series A Preferred Stock in temporary equity. We recorded the activity related to our Series A Preferred Warrants (Note 10) in permanent equity. On the first anniversary of the date of original issuance of a particular share of Series A Preferred Stock, we reclassify such share of Series A Preferred Stock from temporary equity to permanent equity because the feature giving rise to temporary equity classification, the requirement to satisfy redemption requests in cash, lapses on the first anniversary date. Proceeds and expenses from the sale of the Series A Preferred Units are allocated to the Series A Preferred Stock and the Series A Preferred Warrants using their relative fair values on the date of issuance.

Our Series L Preferred Stock (as defined in Note 10) is redeemable at the option of the holder or CIM Commercial. From and after the fifth anniversary of the date of original issuance of the Series L Preferred Stock, each holder will have the right to require the Company to redeem, and the Company will also have the option to redeem (subject to certain conditions), such shares of Series L Preferred Stock at a redemption price equal to the Series L Preferred Stock Stated Value (as defined in Note 10), plus, provided certain conditions are met, all accrued and unpaid distributions. Notwithstanding the foregoing, a holder of shares of our Series L Preferred Stock may require us to redeem such shares at any time prior to the fifth anniversary of the date of original issuance of the Series L Preferred Stock if (1) we do not declare and pay in full the distributions on the Series L Preferred Stock for any annual period prior to such fifth anniversary (provided that the first distribution on the Series L Preferred Stock is payable in January 2019) or (2) we do not declare and pay all accrued and unpaid distributions on the Series L Preferred Stock for all past dividend periods prior to the applicable holder redemption date. The applicable redemption price payable upon redemption of any Series L Preferred Stock will be made, in the Company’s sole discretion, in the form of (A) cash in Israeli new shekels (“ILS”) at the then-current currency exchange rate determined in accordance with the Articles Supplementary defining the terms of the Series L Preferred Stock, (B) in equal value through the issuance of shares of Common Stock, with the value of such Common Stock to be deemed the lower of (i) the NAV per share of our Common Stock

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

as most recently published by the Company as of the effective date of redemption and (ii) the volume-weighted average price of our Common Stock, determined in accordance with the Articles Supplementary defining the terms of the Series L Preferred Stock, or (C) in a combination of cash in ILS and our Common Stock, based on the conversion mechanisms set forth in (A) and (B), respectively. We recorded the activity related to our Series L Preferred Stock in permanent equity.

Noncontrolling Interests-Noncontrolling interests represent the interests in various properties owned by third parties.

Restricted Cash-Our mortgage loan and hotel management agreements provide for depositing cash into restricted accounts reserved for capital expenditures, free rent, tenant improvement and leasing commission obligations. Restricted cash also includes cash required to be segregated in connection with certain of our loans receivable.

Reclassifications-Certain prior period amounts have been reclassified to conform with the current period presentation. These reclassifications had no effect on previously reported net income or cash flows, other than the adoption of Accounting Standards Update (“ASU”) 2016-18 (as defined below) on January 1, 2018, which requires the inclusion of a reconciliation of cash and restricted cash in our consolidated statements of cash flows.

Assets Held for Sale and Discontinued Operations-In the ordinary course of business, we may periodically enter into agreements relating to dispositions of our assets. Some of these agreements are non-binding because either they do not obligate either party to pursue any transactions until the execution of a definitive agreement or they provide the potential buyer with the ability to terminate without penalty or forfeiture of any material deposit, subject to certain specified contingencies, such as completion of due diligence at the discretion of such buyer. We do not classify assets that are subject to such non-binding agreements as held for sale.

We classify assets as held for sale, if material, when they meet the necessary criteria, which include: a) management commits to and actively embarks upon a plan to sell the assets, b) the assets to be sold are available for immediate sale in their present condition, c) the sale is expected to be completed within one year under terms usual and customary for such sales and d) actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. We generally believe that we meet these criteria when the plan for sale has been approved by our board of directors (the “Board of Directors”), there are no known significant contingencies related to the sale and management believes it is probable that the sale will be completed within one year.

Assets held for sale are recorded at the lower of cost or estimated fair value less cost to sell. In addition, if we were to determine that the asset disposal associated with assets held for sale or disposed of represents a strategic shift, the revenues, expenses and net gain (loss) on dispositions would be recorded in discontinued operations for all periods presented through the date of the applicable disposition.

We sold all of our multifamily properties during the year ended December 31, 2017. We assessed the sale of these properties in accordance with ASC 205-20, Discontinued Operations. In our assessment, we considered, among other factors, the materiality of the revenue, net operating income, and total assets of our multifamily segment. Based on our qualitative and quantitative assessment, we concluded the disposals did not represent a strategic shift that will have a major effect on our operations and financial results and therefore should not be classified as discontinued operations on our consolidated financial statements.

Consolidation Considerations for Our Investments in Real Estate-ASC 810-10, Consolidation, addresses how a business enterprise should evaluate whether it has a controlling interest in an entity through means other than voting rights that would require the entity to be consolidated. We analyze our investments in real estate in accordance with this accounting standard to determine whether they are variable interest entities, and if so, whether we are the primary beneficiary. Our

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

judgment with respect to our level of influence or control over an entity and whether we are the primary beneficiary of a variable interest entity involves consideration of various factors, including the form of our ownership interest, our voting interest, the size of our investment (including loans), and our ability to participate in major policy-making decisions. Our ability to correctly assess our influence or control over an entity affects the presentation of these investments in real estate on our consolidated financial statements.

Use of Estimates-The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements-In January 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which is designed to improve the recognition and measurement of financial instruments through targeted changes to existing GAAP. The ASU requires an entity to: (i) measure equity investments at fair value through net income, with certain exceptions; (ii) present in OCI the changes in instrument-specific credit risk for financial liabilities measured using the fair value option; (iii) present financial assets and financial liabilities by measurement category and form of financial asset; (iv) calculate the fair value of financial instruments for disclosure purposes based on an exit price; and (v) assess a valuation allowance on deferred tax assets related to unrealized losses of available-for-sale debt securities in combination with other deferred tax assets. In addition, the ASU provides an election to subsequently measure certain nonmarketable equity investments at cost less any impairment and adjusted for certain observable price changes. The ASU also requires a qualitative impairment assessment of such equity investments and amends certain fair value disclosure requirements. For public business entities, the ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2017. The adoption of this ASU did not have a material impact on our consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which is intended to improve financial reporting about leasing transactions. Under the new guidance, a lessee will be required to recognize assets and liabilities for leases with lease terms of more than 12 months. Consistent with current GAAP, the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee primarily will depend on its classification as a finance or operating lease. However, unlike current GAAP, which requires a lessee to recognize only capital leases on the balance sheet, the new ASU will require a lessee to recognize both types of leases on the balance sheet. The lessor accounting will remain largely unchanged from current GAAP. However, the ASU contains some targeted improvements that are intended to align, where necessary, lessor accounting with the lessee accounting model and with the updated revenue recognition guidance issued in 2014. In July 2018, the FASB issued ASU No. 2018-10, Leases (Topic 842), which contained targeted improvements to amend inconsistencies and clarify guidance that were brought about by stakeholders. Furthermore, in July 2018, the FASB issued ASU 2018-11, Leases (Topic 842), which provided the following practical expedients to entities: (1) a transition method that allows entities to apply the new standard at the adoption date and to recognize a cumulative-effect adjustment to the opening balance of retained earnings effective at the adoption date; and (2) the option for lessors to not separate lease and non-lease components provided that certain criteria are met. For public entities, these ASUs are effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2018.

We are currently conducting an evaluation of the impact of the guidance on our consolidated financial statements. We currently believe that the adoption of the standard will not significantly change the accounting for operating leases on our consolidated balance sheet where we are the lessor, and that such leases will be accounted for in a similar method to existing

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

standards with the underlying leased asset being recognized and reported as a real estate asset. We expect to adopt the guidance using the new transition method provided by ASU 2018-11.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which is intended to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity. The amendments in the ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. For public entities, the ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2019. Early adoption is permitted for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2018. We are currently in the process of evaluating the impact of adoption of this new accounting guidance on our consolidated financial statements.

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which provides guidance on how certain cash receipts and cash payments are to be presented and classified in the statement of cash flows. For public entities, the ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2017. The Company adopted ASU 2016-15 on January 1, 2018 and such adoption did not have a material impact on our consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”), which requires that a statement of cash flows explain the change during the period in the total cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this update do not provide a definition of restricted cash or restricted cash equivalents. For public entities, the ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2017. The Company adopted ASU 2016-18 on January 1, 2018. Restricted cash is now included as a component of cash, cash equivalents, and restricted cash on the Company’s consolidated statements of cash flows. The inclusion of restricted cash resulted in a decrease to net cash provided by investing activities of $6,785,000 for the nine months ended September 30, 2017.

In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, which makes certain technical corrections and improvements to ASU 2014-09, Revenue from Contracts with Customers (Topic 606). In February 2017, the FASB issued ASU No. 2017-05, Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, which provided further clarification on the recognition of gains and losses from the transfer of nonfinancial assets in contracts with noncustomers provided for under ASU 2014-09. This revenue recognition standard became effective for the Company on January 1, 2018. The standard allows the use of a full retrospective or modified retrospective approach to adopt this ASU. The full retrospective approach requires entities to recast their revenues for all periods presented to conform with the new revenue recognition guidance. Revenues that are restated for periods before January 1, 2016 will be reflected as an adjustment to retained earnings as of January 1, 2016. Under the modified retrospective approach, an entity can apply the standard to all contracts existing as of January 1, 2018, or only to uncompleted contracts existing as of January 1, 2018. Any differences in current and new revenue recognition guidance would be reflected as an adjustment to retained earnings as of January 1, 2018 under this approach. Under both approaches, additional disclosures may be required depending on the significance of the revenues impacted. The Company has elected to use the modified retrospective approach for all uncompleted contracts as of January 1, 2018.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

The core principle of this revenue recognition standard is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services, with an emphasis on the timing of the transfer of control of these goods or services to the customer. The guidance requires the use of a new five-step model, which includes (i) identifying the contract with a customer, (ii) identifying the performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the performance obligations, and (v) recognizing revenue when (or as) the entities satisfies a performance obligation.

Our revenues and gains that were scoped into the revenue recognition standard were (i) hotel revenues, (ii) gains on sales of real estate, and (iii) certain tenant recoveries outside of the terms of the lease agreement.

For all contracts within the scope of this new revenue recognition standard, which include hotel revenues, sales of real estate, and tenant recoveries outside the lease agreements, the Company determined that there were no differences in the recognition of timing and amount under the current and new guidance. Therefore, the adoption of this standard effective January 1, 2018 did not result in an adjustment to our retained earnings on January 1, 2018. Additionally, a majority of the Company’s revenues are concentrated in rental income from leases which are outside of the scope of the new revenue recognition standard. The Company adopted this guidance on January 1, 2018 and such adoption did not have a material impact on our consolidated financial statements.

In May 2017, the FASB issued ASU No. 2017-09, Compensation - Stock Compensation (Topic 718): Scope of Modification Accounting (“ASU 2017-09”), which clarifies the scope of modification accounting. Under the guidance, an entity will not apply modification accounting to a share-based payment award if the award’s fair value, vesting conditions, and classification as an equity or liability instrument remain the same immediately before and after the change. For public entities, the ASU is effective for annual reporting periods (including interim periods within those periods) beginning after December 15, 2017. The Company adopted ASU 2017-09 on January 1, 2018 and such adoption did not have a material impact on our consolidated financial statements.

In August 2017, the FASB issued ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities, which simplifies and expands the eligible hedging strategies for financial and nonfinancial risks by more closely aligning hedge accounting with a company’s risk management activities, and also simplifies the application of Topic 815, Derivatives and Hedging, through targeted improvements in key practice areas. In addition, the ASU prescribes how hedging results should be presented and requires incremental disclosures. Further, the ASU provides partial relief on the timing of certain aspects of hedge documentation and eliminates the requirement to recognize hedge ineffectiveness separately in earnings in the current period. For public entities, the ASU is effective for annual reporting periods (including interim periods within those periods) beginning after December 15, 2018. Early adoption is permitted in any interim period after issuance of the ASU for existing hedging relationships on the date of adoption. We are currently in the process of evaluating the impact of adoption of this new accounting guidance on our consolidated financial statements.

In March 2018, the FASB issued ASU No. 2018-05, Income Taxes (Topic 740): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118, which addresses the application of GAAP in situations when a registrant does not have the necessary information available, prepared or analyzed in reasonable detail to complete the accounting for certain tax effects of the Tax Cuts and Jobs Act (the “2017 Act”), which was signed into law on December 22, 2017. The guidance requires that the impact of the new tax laws take effect on the enactment date but provides relief to registrants under certain scenarios. The Company has evaluated the guidance and determined that the effects of the 2017 Act do not have a material impact on our consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which eliminates, adds and modifies certain disclosure requirements for fair value measurements. Entities will no longer be required to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, but public entities will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. For public entities, the ASU is effective for annual reporting periods (including interim periods within those periods) beginning after December 15, 2019. Early adoption is permitted in any interim period after issuance of the ASU. We are currently in the process of evaluating the impact of adoption of this new accounting guidance on our consolidated financial statements.

In October 2018, the FASB issued ASU No. 2018-16, Derivatives and Hedging (Topic 815): Inclusion of the Secured Overnight Financing Rate (the “SOFR”) Overnight Index Swap (“OIS”) Rate as a Benchmark Interest Rate for Hedge Accounting Purposes. The guidance permits the use of the OIS rate based on the SOFR as a U.S. benchmark rate for purposes of applying hedge accounting. The SOFR is a volume-weighted median interest rate that is calculated daily based on overnight transactions from the prior day’s activity in specified segments of the U.S. Treasury repo market. It has been selected as the preferred replacement for the U.S. dollar LIBOR, which will be phased out by the end of 2021. For public entities, the ASU is effective for annual reporting periods (including interim periods within those periods) beginning after December 15, 2019. Early adoption is permitted in any interim period after issuance of the ASU. We currently use LIBOR as our benchmark interest rate in our interest rate swaps associated with our LIBOR-based variable rate borrowings. We are currently evaluating the potential effect this new benchmark interest rate option will have on our consolidated financial statements.

3. ACQUISITIONS AND DISPOSITIONS

The fair value of real estate acquired is recorded to the acquired tangible assets, consisting primarily of land, land improvements, building and improvements, tenant improvements, and furniture, fixtures, and equipment, and identified intangible assets and liabilities, consisting of the value of acquired above-market and below-market leases, in-place leases and ground leases, if any, based in each case on their respective fair values. Loan premiums, in the case of above-market rate loans, or loan discounts, in the case of below-market rate loans, are recorded based on the fair value of any loans assumed in connection with acquiring the real estate.

2018 Transactions-On January 18, 2018, we acquired a 100% fee-simple interest in an office property known as 9460 Wilshire Boulevard from an unrelated third-party. The property has approximately 68,866 square feet of office space and 22,884 square feet of retail space and is located in Beverly Hills, California. The acquisition was funded with proceeds from our Series L Preferred Stock offering, and the acquired property is reported as part of the office segment (Note 18). We performed an analysis and, based on our analysis, determined this acquisition was an asset purchase and not a business combination. As such, transaction costs were capitalized as incurred in connection with this acquisition.

Property	Asset Type	Date of Acquisition	Square Feet	Purchase Price (1)
				(in thousands)
9460 Wilshire Boulevard, Beverly Hills, CA	Office	January 18, 2018	91,750	$132,000

(1)                                 In December 2017, at the time we entered into the purchase and sale agreement, we made a $20,000,000 non-refundable deposit to an escrow account that is included in other assets on our consolidated balance sheet at December 31, 2017. Transaction costs that were capitalized in connection with the acquisition of this property totaled $48,000, which are not included in the purchase price above.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

The results of operations of the property we acquired during the nine months ended September 30, 2018 have been included in the consolidated statements of operations from the date of acquisition. The purchase price of the acquisition completed during the nine months ended September 30, 2018 was less than 10% of total assets as of the most recent annual consolidated financial statements filed at or prior to the date of acquisition. The fair value of the net assets acquired for the aforementioned acquisition during the nine months ended September 30, 2018 are as follows:

(in thousands)
Land	$52,199
Land improvements	756
Buildings and improvements	74,522
Tenant improvements	1,451
Acquired in-place leases (1)	7,003
Acquired above-market leases (1)	109
Acquired below-market leases (1)	(3,992)
Net assets acquired	$132,048

(1)                                 Acquired in-place leases, above-market leases, and below-market leases have weighted average amortization periods of 3 years, 2 years, and 3 years, respectively.

There were no dispositions during the nine months ended September 30, 2018.

2017 Transactions-There were no acquisitions during the nine months ended September 30, 2017.

We sold 100% fee-simple interests in the following properties to unrelated third-parties during the nine months ended September 30, 2017. Transaction costs related to these sales were expensed as incurred.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

Property	Asset Type	Date of Sale	Square Feet or Units (1)	Sales Price	Transaction Costs		Gain on Sale (2)
					(in thousands)
211 Main Street, San Francisco, CA	Office	March 28, 2017	417,266	$292,882	$2,943	(3)	$187,734
3636 McKinney Avenue, Dallas, TX	Multifamily	May 30, 2017	103	$20,000	$1,320	(3)	$5,488
3839 McKinney Avenue, Dallas, TX	Multifamily	May 30, 2017	75	$14,100	$938	(3)	$4,224
200 S College Street, Charlotte, NC	Office	June 8, 2017	567,865	$148,500	$833		$45,906
980 9th Street and 1010 8th Street, Sacramento, CA	Office & Parking Garage	June 20, 2017	485,926	$120,500	$1,119		$34,559
4649 Cole Avenue, Dallas, TX	Multifamily	June 23, 2017	334	$64,000	$3,311	(3)	$25,836
800 N Capitol Street, Washington, D.C.	Office	August 31, 2017	311,593	$119,750	$2,388		$34,456
7083 Hollywood Boulevard, Los Angeles, CA (4)	Office	September 21, 2017	82,193	$42,300	$584		$23,670
47 E 34th Street, New York, NY	Multifamily	September 26, 2017	110	$80,000	$3,157		$16,556

(1)                                 Reflects the square footage of office properties and number of units of multifamily properties.

(2)                                 Represents the final gain on sale for each asset, which reflects certain post-closing adjustments, as applicable, that were recognized in our consolidated statements of operations in reporting periods subsequent to the period of sale.

(3)                                 Includes a prepayment penalty incurred in connection with the prepayment of the mortgage on the property in the amount of $1,508,000 at 211 Main Street, $1,143,000 at 3636 McKinney Avenue, $758,000 at 3839 McKinney Avenue, and $2,812,000 at 4649 Cole Avenue (Note 7).

(4)                                 A mortgage collateralized by this property was assumed by the buyer in connection with our sale of the property (Note 7).

The results of operations of the properties we sold have been included in the consolidated statements of operations through each properties’ respective disposition date. The following is the detail of the carrying amounts of assets and liabilities at the time of the sales of the properties that occurred during the nine months ended September 30, 2017:

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

(in thousands)
Assets
Investments in real estate, net	$469,816
Deferred rent receivable and charges, net	29,954
Other intangible assets, net	11,283
Other assets	38
Total assets	$511,091
Liabilities
Debt, net (1)	$86,477
Other liabilities	14,029
Intangible liabilities, net	1,800
Total liabilities	$102,306

(1)           Net of $665,000 of premium on assumed mortgage.

4. INVESTMENTS IN REAL ESTATE

Investments in real estate consist of the following:

	September 30, 2018	December 31, 2017
	(in thousands)
Land	$273,984	$221,785
Land improvements	18,501	17,745
Buildings and improvements	922,807	847,849
Furniture, fixtures, and equipment	3,215	3,363
Tenant improvements	140,487	128,876
Work in progress	9,297	9,162
Investments in real estate	1,368,291	1,228,780
Accumulated depreciation	(301,320)	(271,055)
Net investments in real estate	$1,066,971	$957,725

We recorded depreciation expense of $10,901,000 and $11,311,000 for the three months ended September 30, 2018 and 2017, respectively, and $32,487,000 and $38,665,000 for the nine months ended September 30, 2018 and 2017, respectively.

5. LOANS RECEIVABLE

Loans receivable consist of the following:

	September 30, 2018	December 31, 2017
	(in thousands)
SBA 7(a) loans receivable, subject to loan-backed notes	$38,738	$—
SBA 7(a) loans receivable, subject to secured borrowings	20,643	21,664
SBA 7(a) loans receivable, subject to credit risk	21,882	58,298
Commercial mortgage loans receivable	—	424
Loans receivable	81,263	80,386
Deferred capitalized costs	1,167	1,132
Loan loss reserves	(532)	(462)
Loans receivable, net	$81,898	$81,056

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

SBA 7(a) Loans Receivable, Subject to Loan-Backed Notes-Represents the unguaranteed portions of loans originated under the SBA 7(a) Program which were transferred to a trust and are held as collateral in connection with a securitization transaction. The proceeds received from the transfer are reflected as loan-backed notes payable (Note 7).

SBA 7(a) Loans Receivable, Subject to Secured Borrowings-Represents the government guaranteed portions of loans originated under the SBA 7(a) Program which were sold with the proceeds received from the sale are reflected as secured borrowings-government guaranteed loans. There is no credit risk associated with these loans since the SBA has guaranteed payment of the principal.

SBA 7(a) Loans Receivable, Subject to Credit Risk-Represents the unguaranteed portions of loans originated under the SBA 7(a) Program which were retained by the Company and the government guaranteed portions of such loans that have not yet been fully funded or sold.

Commercial Mortgage Loans Receivable-Represents loans to small businesses primarily collateralized by first liens on the real estate of the related business.

At each of September 30, 2018 and December 31, 2017, 100.0% of our loans subject to credit risk were current. We classify loans with negative characteristics in substandard categories ranging from special mention to doubtful. At September 30, 2018 and December 31, 2017, $0 and $388,000, respectively, of loans subject to credit risk were classified in substandard categories.

At September 30, 2018 and December 31, 2017, our loans subject to credit risk were 97.6% and 97.3%, respectively, concentrated in the hospitality industry.

6. OTHER INTANGIBLE ASSETS

A schedule of our intangible assets and liabilities and related accumulated amortization and accretion as of September 30, 2018 and December 31, 2017 is as follows:

	Assets			Liabilities
September 30, 2018	Acquired Above- Market Leases	Acquired In-Place Leases	Trade Name and License	Acquired Below- Market Leases
	(in thousands)
Gross balance	$146	$17,988	$2,957	$(6,618)
Accumulated amortization	(40)	(10,367)	—	3,267
	$106	$7,621	$2,957	$(3,351)
Average useful life (in years)	3	7	Indefinite	4

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

	Assets			Liabilities
December 31, 2017	Acquired Above- Market Leases	Acquired In-Place Leases	Trade Name and License	Acquired Below- Market Leases
	(in thousands)
Gross balance	$37	$11,087	$2,957	$(2,902)
Accumulated amortization	—	(7,700)	—	1,832
	$37	$3,387	$2,957	$(1,070)
Average useful life (in years)	7	9	Indefinite	5

The amortization of the acquired above-market leases, which decreased rental and other property income, was $14,000 and $0 for the three months ended September 30, 2018 and 2017, respectively, and $40,000 and $3,000 for the nine months ended September 30, 2018 and 2017, respectively. The amortization of the acquired in-place leases included in depreciation and amortization expense was $927,000 and $212,000 for the three months ended September 30, 2018 and 2017, respectively, and $2,769,000 and $623,000 for the nine months ended September 30, 2018 and 2017, respectively. Tax abatement amortization included in rental and other property operating expenses was $0 and $0 for the three months ended September 30, 2018 and 2017, respectively, and $0 and $276,000 for the nine months ended September 30, 2018 and 2017, respectively. The amortization of the acquired below-market ground lease included in rental and other property operating expenses was $0 and $23,000 for the three months ended September 30, 2018 and 2017, respectively, and $0 and $93,000 for the nine months ended September 30, 2018 and 2017, respectively. The amortization of the acquired below-market leases included in rental and other property income was $478,000 and $231,000 for the three months ended September 30, 2018 and 2017, respectively, and $1,711,000 and $869,000 for the nine months ended September 30, 2018 and 2017, respectively.

A schedule of future amortization and accretion of acquisition related intangible assets and liabilities as of September 30, 2018, is as follows:

	Assets		Liabilities
Years Ending December 31,	Acquired Above-Market Leases	Acquired In-Place Leases	Acquired Below-Market Leases
		(in thousands)
2018 (Three months ending December 31, 2018)	$11	$922	$(479)
2019	54	3,222	(1,540)
2020	18	1,535	(751)
2021	5	798	(347)
2022	5	562	(234)
Thereafter	13	582	—
	$106	$7,621	$(3,351)

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

7. DEBT

Information on our debt is as follows:

	September 30, 2018	December 31, 2017
	(in thousands)
Mortgage loans with a fixed interest rate of 4.14% per annum, with monthly payments of interest only, and balances totaling $370,300,000 due on July 1, 2026. The loans are nonrecourse.	$370,300	$370,300
Mortgage loan with a fixed interest rate of 4.50% per annum, with monthly payments of interest only for 10 years, and payments of interest and principal starting in February 2022. The loan has a $42,008,000 balance due on January 5, 2027. The loan is nonrecourse.	46,000	46,000
	416,300	416,300
Deferred loan costs related to mortgage loans	(1,404)	(1,540)
Total Mortgages Payable	414,896	414,760
Secured borrowing principal on SBA 7(a) loans sold for a premium and excess spread-variable rate, reset quarterly, based on prime rate with weighted average coupon rate of 5.61% and 4.85% at September 30, 2018 and December 31, 2017, respectively.	15,296	16,812
Secured borrowing principal on SBA 7(a) loans sold for excess spread-variable rate, reset quarterly, based on prime rate with weighted average coupon rate of 3.32% and 2.60% at September 30, 2018 and December 31, 2017, respectively.	4,525	3,879
	19,821	20,691
Unamortized premiums	1,294	1,466
Total Secured Borrowings-Government Guaranteed Loans	21,115	22,157
Unsecured term loan facility	170,000	170,000
SBA 7(a) loan-backed notes with a variable interest rate which resets monthly based on the lesser of the one-month LIBOR plus 1.40% or the prime rate less 1.08%, with payments due monthly of interest and principal. Balance due at maturity in March 20, 2043.	34,961	—
Junior subordinated notes with a variable interest rate which resets quarterly based on the three-month LIBOR (as defined below) plus 3.25%, with quarterly interest only payments. Balance due at maturity on March 30, 2035.	27,070	27,070
Unsecured credit facility	—	—
	232,031	197,070
Deferred loan costs related to other debt	(1,766)	(1,198)
Discount on junior subordinated notes	(1,876)	(1,937)
Total Other Debt	228,389	193,935
Total Debt	$664,400	$630,852

The mortgages payable are secured by deeds of trust on certain of the properties and assignments of rents. The junior subordinated notes may be redeemed at par at our option.

Secured borrowings-government guaranteed loans represent sold loans which are treated as secured borrowings because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, Secured Borrowing and Collateral. These loans included cash premiums that are amortized as a reduction to interest expense over the life of the loan using the effective interest method and are fully amortized when the underlying loan is repaid in full.

SBA 7(a) loan-backed notes are secured by deeds of trust or mortgages.

Deferred loan costs, which represent legal and third-party fees incurred in connection with our borrowing activities, are capitalized and amortized to interest expense on a straight-line basis over the life of the related loan, approximating the

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

effective interest method. Deferred loan costs of $4,914,000 and $3,843,000 are presented net of accumulated amortization of $1,744,000 and $1,105,000 at September 30, 2018 and December 31, 2017, respectively, and are a reduction to total debt.

In September 2014, CIM Commercial entered into an $850,000,000 unsecured credit facility with a bank syndicate which consisted of a $450,000,000 revolver, a $325,000,000 term loan and a $75,000,000 delayed-draw term loan. Outstanding advances under the revolver bore interest at (i) the base rate plus 0.20% to 1.00% or (ii) the London Interbank Offered Rate (“LIBOR”) plus 1.20% to 2.00%, depending on the maximum consolidated leverage ratio. Outstanding advances under the term loans bore interest at (i) the base rate plus 0.15% to 0.95% or (ii) LIBOR plus 1.15% to 1.95%, depending on the maximum consolidated leverage ratio. At each of September 30, 2018 and December 31, 2017, $0 was outstanding under the unsecured credit facility. Our unsecured credit facility matured on September 30, 2018.

In May 2015, CIM Commercial entered into an unsecured term loan facility with a bank syndicate pursuant to which CIM Commercial could borrow up to a maximum of $385,000,000. The term loan facility ranked pari passu with CIM Commercial’s unsecured credit facility described above; covenants under the term loan facility were substantially the same as those in the unsecured credit facility. Outstanding advances under the term loan facility bore interest at (i) the base rate plus 0.60% to 1.25% or (ii) LIBOR plus 1.60% to 2.25%, depending on the maximum consolidated leverage ratio. The term loan facility had a maturity date in May 2022. On November 2, 2015, $385,000,000 was drawn under the term loan facility. Proceeds from the term loan facility were used to repay balances outstanding under our unsecured credit facility. On August 3, 2017, we repaid $65,000,000 of outstanding borrowings on our unsecured term loan facility. In connection with such paydown, we wrote off deferred loan costs of $601,000 and related accumulated amortization of $193,000, a proportionate amount to the borrowings being repaid. Additionally, on November 29, 2017, we repaid $150,000,000 of outstanding borrowings on our unsecured term loan facility. In connection with such paydown, we wrote off deferred loan costs of $1,387,000 and related accumulated amortization of $512,000, a proportionate amount to the borrowings being repaid. At each of September 30, 2018 and December 31, 2017, $170,000,000 was outstanding under the term loan facility and the variable interest rate was 3.70% and 2.96%, respectively. The interest rate of the term loan facility was effectively converted to a fixed rate of 3.16% through interest rate swaps (Note 12) that converted the interest rate on the first $170,000,000 of our one-month LIBOR indexed variable rate borrowings to a fixed rate. On October 30, 2018, we terminated and repaid the $170,000,000 of outstanding borrowings on our unsecured term loan facility using proceeds from our new revolving credit facility. In connection with the repayment and termination, on October 30, 2018, we wrote off the remaining deferred loan costs of $1,872,000 and related accumulated amortization of $1,064,000.

In June 2016, we entered into six mortgage loan agreements with an aggregate principal amount of $392,000,000. A portion of the net proceeds from the loans was used to repay outstanding balances under our unsecured credit facility and the remaining portion was used to repurchase shares of our Common Stock in a private repurchase in September 2016. The June 2017 borrowing used to fund the private share repurchase was repaid using proceeds from subsequent asset sales.

In October 2018, CIM Commercial entered into a revolving credit facility with a bank syndicate pursuant to which CIM Commercial can borrow up to a maximum of $250,000,000, subject to a borrowing base calculation. The revolving credit facility is secured by deeds of trust on certain properties. Outstanding advances under the revolving credit facility bear interest at (i) the base rate plus 0.55% or (ii) LIBOR plus 1.55%. The revolving credit facility is also subject to an unused commitment fee of 0.15% or 0.25% depending on the amount of aggregate unused commitments. The revolving credit facility matures in October 2022 and provides for one one-year extension option under certain conditions. On October 30, 2018, we borrowed $170,000,000 on this facility to repay outstanding borrowings on our unsecured term loan facility.

At each of September 30, 2018 and December 31, 2017, we were in compliance with all of our respective financial covenants under the unsecured credit and term loan facilities.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

On March 28, 2017, in connection with the sale of an office property in San Francisco, California, we paid off a mortgage with an outstanding balance of $25,331,000 using proceeds from the sale. Additionally, we paid a prepayment penalty of $1,508,000 in connection with the prepayment of this mortgage (Note 3).

On May 30, 2017, in connection with the sale of two multifamily properties, both located in Dallas, Texas, we paid off two mortgages with an aggregate outstanding balance of $15,448,000 using proceeds from the sales. Additionally, we paid aggregate prepayment penalties of $1,901,000 in connection with the prepayment of these mortgages (Note 3).

On June 23, 2017, in connection with the sale of a multifamily property in Dallas, Texas, we paid off a mortgage with an outstanding balance of $23,333,000 using proceeds from the sale. Additionally, we paid a prepayment penalty of $2,812,000 in connection with the prepayment of this mortgage (Note 3).

On September 21, 2017, in connection with the sale of an office property in Los Angeles, California, a mortgage with an outstanding principal balance of $21,700,000, collateralized by such property, was assumed by the buyer.

On May 30, 2018, we completed a securitization of the unguaranteed portion of certain of our SBA 7(a) loans receivable with the issuance of $38,200,000 of unguaranteed SBA 7(a) loan-backed notes. The SBA 7(a) loan-backed notes are collateralized by the right to receive payments and other recoveries attributable to the unguaranteed portions of certain of our SBA 7(a) loans receivable. The SBA 7(a) loan-backed notes mature on March 20, 2043, with monthly payments due as payments on the collateralized loans are received. Based on the anticipated repayments of our collateralized SBA 7(a) loans, we estimate the weighted average life of the SBA 7(a) loan-backed notes to be approximately three years. The SBA 7(a) loan-backed notes bear interest at the lower of the one-month LIBOR plus 1.40% or the prime rate less 1.08%. We reflect the SBA 7(a) loans receivable as assets on our consolidated balance sheet and the SBA 7(a) loan-backed notes as debt on our consolidated balance sheet.

At September 30, 2018 and December 31, 2017, accrued interest and unused commitment fees payable of $1,988,000 and $2,098,000, respectively, are included in accounts payable and accrued expenses.

Future principal payments on our debt (face value) at September 30, 2018 are as follows:

Years Ending December 31,	Mortgages Payable	Secured Borrowings Principal (1)	Other (1)(2)	Total
	(in thousands)
2018 (Three months ending December 31, 2018)	$—	$346	$602	$948
2019	—	719	2,466	3,185
2020	—	755	2,532	3,287
2021	—	794	2,598	3,392
2022	679	834	172,674	174,187
Thereafter	415,621	16,373	51,159	483,153
	$416,300	$19,821	$232,031	$668,152

(1)                                 Principal payments on secured borrowings and SBA 7(a) loan-backed notes, which are included in Other, are generally dependent upon cash flows received from the underlying loans. Our estimate of their repayment is based on scheduled payments on the underlying loans. Our estimate will differ from actual amounts to the extent we experience prepayments and or loan liquidations or charge-offs. No payment is due unless payments are received from the borrowers on the underlying loans.

(2)                                 Represents the junior subordinated notes, SBA 7(a) loan-backed notes, and unsecured credit and term loan facilities.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

8. STOCK-BASED COMPENSATION PLANS

In May 2016, we granted awards of 3,392 restricted shares of Common Stock to each of the independent members of the Board of Directors (10,176 in aggregate) under the 2015 Equity Incentive Plan, which fully vested in May 2017 based on one year of continuous service. In June 2017, we granted awards of 3,195 restricted shares of Common Stock to each of the independent members of the Board of Directors (9,585 in aggregate) under the 2015 Equity Incentive Plan, which fully vested in June 2018 based on one year of continuous service. In May 2018, we granted awards of 3,378 restricted shares of Common Stock to each of the independent members of the Board of Directors (10,134 in aggregate) under the 2015 Equity Incentive Plan, which vest after one year of continuous service. Compensation expense related to these restricted shares of Common Stock is recognized over the vesting period. We recorded compensation expense of $38,000 and $38,000 for the three months ended September 30, 2018 and 2017, respectively, and $124,000 and $115,000 for the nine months ended September 30, 2018 and 2017, respectively, related to these restricted shares of Common Stock.

We issued to two of our executive officers an aggregate of 2,000 restricted shares of Common Stock on March 6, 2015, which fully vested in March 2017. The restricted shares of Common Stock vested based on two years of continuous service with one-third of the shares of Common Stock vesting immediately upon issuance and one-third vesting at the end of each of the next two years from the date of issuance. Compensation expense related to these restricted shares of Common Stock was recognized over the vesting period. We recognized no compensation expense for the three months ended September 30, 2018 and 2017, respectively, and $0 and $1,000 for the nine months ended September 30, 2018 and 2017, respectively, related to these restricted shares of Common Stock.

As of September 30, 2018, there was $87,000 of total unrecognized compensation expense related to shares of Common Stock which will be recognized over the next year.

9. EARNINGS PER SHARE (“EPS”)

The computations of basic EPS are based on our weighted average shares outstanding. The basic weighted average shares of Common Stock outstanding were 43,795,000 and 57,876,000 for the three months ended September 30, 2018 and 2017, respectively, and 43,791,000 and 73,503,000 for the nine months ended September 30, 2018 and 2017, respectively. The Series A Preferred Stock, the Series A Preferred Warrants, and the Series L Preferred Stock were not included in the computation of diluted EPS for the three and nine months ended September 30, 2018 because their impact was deemed to be anti-dilutive. The Series A Preferred Stock and the Series A Preferred Warrants were not included in the computation of diluted EPS for the three and nine months ended September 30, 2017 because their impact was deemed to be anti-dilutive. No shares of Series L Preferred Stock were outstanding during the three and nine months ended September 30, 2017.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

EPS for the year-to-date period may differ from the sum of quarterly EPS amounts due to the required method for computing EPS for the respective periods. In addition, EPS is calculated independently for each component and may not be additive due to rounding.

The following table reconciles the numerator and denominator used in computing our basic and diluted per-share amounts for net (loss) income attributable to common stockholders for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(in thousands, except per share amounts)
Numerator:
Net (loss) income attributable to common stockholders	$(4,448)	$72,257	$(9,350)	$357,447
Redeemable preferred stock dividends declared on dilutive shares	—	—	—	—
Numerator for dilutive net (loss) income attributable to common stockholders	$(4,448)	$72,257	$(9,350)	$357,447
Denominator:
Basic weighted average shares of Common Stock outstanding	43,795	57,876	43,791	73,503
Effect of dilutive securities-contingently issuable shares	—	—	—	—
Diluted weighted average shares and common stock equivalents outstanding	43,795	57,876	43,791	73,503
Net (loss) income attributable to common stockholders per share:
Basic	$(0.10)	$1.25	$(0.21)	$4.86
Diluted	$(0.10)	$1.25	$(0.21)	$4.86

10. REDEEMABLE PREFERRED STOCK

Series A Preferred Stock-We have an effective registration statement with the SEC with respect to the offer and sale of up to $900,000,000 of units (collectively, the “Series A Preferred Units”), with each unit consisting of (i) one share of Series A Preferred Stock, par value $0.001 per share, of the Company (collectively, the “Series A Preferred Stock”) with an initial stated value of $25.00 per share (“Series A Preferred Stock Stated Value”), subject to adjustment, and (ii) one warrant (collectively, the “Series A Preferred Warrants”) to purchase 0.25 of a share of Common Stock (Note 11). The registration statement allows us to sell up to a maximum of 36,000,000 Series A Preferred Units. Our Series A Preferred Stock ranks senior to our Common Stock with respect to payment of dividends and distributions of amounts upon liquidation, dissolution or winding up. Proceeds and expenses from the sale of the Series A Preferred Units are allocated to the Series A Preferred Stock and Series A Preferred Warrants using their relative fair values on the date of issuance.

Our Series A Preferred Stock is redeemable at the option of the holder (the “Series A Preferred Stock Holder”) or CIM Commercial. The redemption schedule of the Series A Preferred Stock allows redemptions at the option of the Series A Preferred Stock Holder from the date of original issuance of any given shares of Series A Preferred Stock through the second

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

year at the Series A Preferred Stock Stated Value, plus accrued and unpaid dividends, subject to the payment of a 13.0% redemption fee. After year two, the redemption fee decreases to 10.0% and after year five there is no redemption fee. Also, CIM Commercial has the right to redeem the Series A Preferred Stock after year five at the Series A Preferred Stock Stated Value, plus accrued and unpaid dividends. At the Company’s discretion, redemptions will be paid in cash or, on or after the first anniversary of the issuance of such shares of Series A Preferred Stock, an equal value of Common Stock based on the volume weighted average price of our Common Stock for the 20 trading days prior to the redemption.

As of September 30, 2018, we had issued 2,462,104 Series A Preferred Units and received gross proceeds of $61,552,000 ($61,276,000 of which were allocated to the Series A Preferred Stock and the remaining $276,000 were allocated to the Series A Preferred Warrants). In connection with such issuance, costs specifically identifiable to the offering of Series A Preferred Units, such as commissions, dealer manager fees and other offering fees and expenses, totaled $4,875,000 ($4,793,000 of which were allocated to the Series A Preferred Stock and the remaining $82,000 were allocated to the Series A Preferred Warrants). In addition, as of September 30, 2018, non issuance specific costs related to this offering totaled $4,532,000. As of September 30, 2018, we have reclassified and allocated $312,000 and $1,000 from deferred rent receivable and charges to Series A Preferred Stock and Series A Preferred Warrants, respectively, as a reduction to the gross proceeds received. Such reclassification was based on the number of Series A Preferred Units issued during the period relative to the maximum number of Series A Preferred Units expected to be issued under the offering. As of September 30, 2018, 4,785 shares of Series A Preferred Stock had been redeemed. In September 2018, we received a request to redeem 200 shares of Series A Preferred Stock, which were redeemed in October 2018, and as of September 30, 2018, such shares are included in accounts payable and accrued expenses in our consolidated balance sheet.

On the first anniversary of the date of original issuance of a particular share of Series A Preferred Stock, we reclassify such share of Series A Preferred Stock from temporary equity to permanent equity because the feature giving rise to temporary equity classification, the requirement to satisfy redemption requests in cash, lapses on the first anniversary date. As of September 30, 2018, we have reclassified an aggregate of $12,934,000 in net proceeds from temporary equity to permanent equity.

Holders of Series A Preferred Stock are entitled to receive, if, as and when authorized by our Board of Directors, and declared by us out of legally available funds, cumulative cash dividends on each share of Series A Preferred Stock at an annual rate of 5.5% of the Series A Preferred Stock Stated Value (i.e., the equivalent of $0.34375 per share per quarter). Dividends on each share of Series A Preferred Stock begin accruing on, and are cumulative from, the date of issuance. Cash dividends declared on our Series A Preferred Stock for the nine months ended September 30, 2018 and 2017 consist of the following:

			Dividends
Declaration Date	Payment Date	Number of Shares	Declared
			(in thousands)
August 22, 2018	October 15, 2018	2,457,119	$769
June 4, 2018	July 16, 2018	2,149,863	$662
March 6, 2018	April 16, 2018	1,674,841	$493

September 7, 2017	October 16, 2017	568,921	$138
June 12, 2017	July 17, 2017	308,775	$72
March 8, 2017	April 17, 2017	144,698	$31

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

Series L Preferred Stock-On November 21, 2017, in connection with our registration statement filed with the SEC and the Israel Securities Authority (the “ISA”), we issued 808,074 Series L preferred units (“Series L Preferred Units”). Each Series L Preferred Unit consists of ten shares of Series L Preferred Stock with an initial stated value of $28.37 per share (“Series L Preferred Stock Stated Value”), subject to adjustment. We issued 8,080,740 shares of Series L Preferred Stock in connection with the offering. We received gross proceeds of $229,251,000 from the sale of the Series L Preferred Stock, which was reduced by issuance specific offering costs, such as commissions, dealer manager fees, and other offering fees and expenses, totaling $15,928,000, a discount of $2,946,000, and non-issuance specific costs of $2,532,000. These fees have been recorded as a reduction to the gross proceeds in permanent equity.

Our Series L Preferred Stock ranks senior to our Common Stock with respect to distributions of amounts upon liquidation, dissolution or winding up and junior to our Series A Preferred Stock and Common Stock with respect to the payment of dividends. Our Series L Preferred Stock is redeemable at the option of the holder or CIM Commercial. From and after the fifth anniversary of the date of original issuance of the Series L Preferred Stock, each holder will have the right to require the Company to redeem, and the Company will also have the option to redeem (subject to certain conditions), such shares of Series L Preferred Stock at a redemption price equal to the Series L Preferred Stock Stated Value, plus, provided certain conditions are met, all accrued and unpaid distributions. Notwithstanding the foregoing, a holder of shares of our Series L Preferred Stock may require us to redeem such shares at any time prior to the fifth anniversary of the date of original issuance of the Series L Preferred Stock if (1) we do not declare and pay in full the distribution on the Series L Preferred Stock for any annual period prior to such fifth anniversary (provided that the first distribution on the Series L Preferred Stock is payable in January 2019) or (2) we do not declare and pay all accrued and unpaid distributions on the Series L Preferred Stock for all past dividend periods prior to the applicable holder redemption date. The applicable redemption price payable upon redemption of any Series L Preferred Stock will be made, in the Company’s sole discretion, in the form of (A) cash in ILS at the then-current currency exchange rate determined in accordance with the Articles Supplementary defining the terms of the Series L Preferred Stock, (B) in equal value through the issuance of shares of Common Stock, with the value of such Common Stock to be deemed the lower of (i) the NAV per share of our Common Stock as most recently published by the Company as of the effective date of redemption and (ii) the volume-weighted average price of our Common Stock, determined in accordance with the Articles Supplementary defining the terms of the Series L Preferred Stock, or (C) in a combination of cash in ILS and our Common Stock, based on the conversion mechanisms set forth in (A) and (B), respectively. As of September 30, 2018, no shares of Series L Preferred Stock have been redeemed.

Holders of Series L Preferred Stock are entitled to receive, if, as and when authorized by our Board of Directors, and declared by us out of legally available funds, cumulative cash dividends on each share of Series L Preferred Stock at an annual rate of 5.5% of the Series L Preferred Stock Stated Value (i.e., the equivalent of $1.56035 per share per year). Dividends on each share of Series L Preferred Stock are cumulative from the date of issuance. Cash dividends on shares of Series L Preferred Stock are paid annually, with the first distribution payable in January 2019 for the period from the date of issuance through December 31, 2018. If the Company fails to timely declare distributions or fails to timely pay distributions on the Series L Preferred Stock, the annual dividend rate of the Series L Preferred Stock will temporarily increase by 1.0% per year, up to a maximum rate of 8.5%. As of September 30, 2018, we have accumulated cash dividends on our Series L Preferred Stock as follows and such dividends are included in the numerator for purposes of calculating basic and diluted net income (loss) attributable to common stockholders per share (Note 9).

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

Accumulation Period			Dividends
Start Date	End Date	Number of Shares	Accumulated
			(in thousands)
July 1, 2018	September 30, 2018	8,080,740	$3,152
April 1, 2018	June 30, 2018	8,080,740	$3,152
January 1, 2018	March 31, 2018	8,080,740	$3,152

November 20, 2017	December 31, 2017	8,080,740	$1,436

Until the fifth anniversary of the date of original issuance of our Series L Preferred Stock, we are prohibited from issuing any shares of preferred stock ranking senior to or on parity with the Series L Preferred Stock with respect to the payment of dividends, other distributions, liquidation, and or dissolution or winding up of the Company unless the Minimum Fixed Charge Coverage Ratio, calculated in accordance with the Articles Supplementary describing the Series L Preferred Stock, is equal to or greater than 1.25:1.00. At September 30, 2018 and December 31, 2017, we were in compliance with the Series L Preferred Stock Minimum Fixed Charge Coverage Ratio.

11. STOCKHOLDERS’ EQUITY

Dividends

Dividends per share of Common Stock declared during the nine months ended September 30, 2018 and 2017 consist of the following:

Declaration Date	Payment Date	Type	Dividend Per Common Share
August 22, 2018	September 25, 2018	Regular Quarterly	$0.12500
June 4, 2018	June 28, 2018	Regular Quarterly	$0.12500
March 6, 2018	March 29, 2018	Regular Quarterly	$0.12500

September 7, 2017	September 25, 2017	Regular Quarterly	$0.12500
June 12, 2017	June 27, 2017	Special Cash	$1.98000
June 12, 2017	June 27, 2017	Regular Quarterly	$0.12500
April 5, 2017	April 24, 2017	Special Cash	$0.28000
March 8, 2017	March 27, 2017	Regular Quarterly	$0.21875

We declared the special cash dividends detailed below to allow the common stockholders that did not participate in the share repurchases as described below to receive the economic benefit of such repurchases. Urban Partners II, LLC (“Urban II”), a fund managed by an affiliate of CIM Group, the Administrator and the Operator (each as defined in Note 14), and an affiliate of CIM REIT and CIM Urban, waived its right to receive these special cash dividends.

On April 5, 2017, we declared a special cash dividend of $0.28 per share of Common Stock, or $601,000 in the aggregate, that was paid on April 24, 2017 to stockholders of record on April 17, 2017.

On June 12, 2017, we declared a special cash dividend of $1.98 per share of Common Stock, or $4,271,000 in the aggregate, that was paid on June 27, 2017 to stockholders of record on June 20, 2017.

On December 18, 2017, we declared a special cash dividend of $0.73 per share of Common Stock, or $1,575,000 in the aggregate, that was paid on January 11, 2018 to stockholders of record on December 29, 2017.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

Share Repurchases

On December 18, 2017, we repurchased, in a privately negotiated transaction, canceled and retired 14,090,909 shares of Common Stock from Urban II. The aggregate purchase price was $310,000,000, or $22.00 per share. We funded the repurchase using available cash from asset sales. As a result of the repurchase, our stockholders’ equity was reduced by the amount we paid for the repurchased shares and the related expenses. The Company paid a special cash dividend, as described above, on January 11, 2018 that allowed stockholders that did not participate in the December 18, 2017 private repurchase to receive the economic benefit of such repurchase.

On June 12, 2017, we repurchased, in a privately negotiated transaction, canceled and retired 26,181,818 shares of Common Stock from Urban II. The aggregate purchase price was $576,000,000, or $22.00 per share. We funded the repurchase using available cash from asset sales and short-term borrowings on our unsecured credit facility. As a result of the repurchase, our stockholders’ equity was reduced by the amount we paid for the repurchased shares and the related expenses. The Company paid a special cash dividend, as described above, on June 27, 2017 that allowed stockholders that did not participate in the June 12, 2017 private repurchase to receive the economic benefit of such repurchase.

On September 14, 2016, we repurchased, in a privately negotiated transaction, canceled and retired 3,628,116 shares of Common Stock from Urban II. The aggregate purchase price was $79,819,000, or $22.00 per share. We funded the repurchase using proceeds from the six mortgage loans obtained in June 2016. As a result of the repurchase, our stockholders’ equity was reduced by the amount we paid for the repurchased shares and the related expenses. The Company paid a special cash dividend, as described above, on April 24, 2017 that allowed stockholders that did not participate in the September 14, 2016 private repurchase to receive the economic benefit of such repurchase.

Series A Preferred Warrants

Each Series A Preferred Unit consists of (i) one share of Series A Preferred Stock (Note 10) and (ii) one Series A Preferred Warrant (Note 10) which allows the holder to purchase 0.25 of a share of Common Stock. The Series A Preferred Warrants are exercisable beginning on the first anniversary of the date of their original issuance until and including the fifth anniversary of the date of such issuance. The exercise price of each Series A Preferred Warrant is at a 15.0% premium to the per share estimated net asset value of our Common Stock (as most recently published by us at the time of each issuance).

Proceeds and expenses from the sale of the Series A Preferred Units are allocated to the Series A Preferred Stock and Series A Preferred Warrants using their relative fair values on the date of issuance. As of September 30, 2018, we had issued 2,462,104 Series A Preferred Warrants in connection with our offering of Series A Preferred Units and allocated net proceeds of $193,000, after specifically identifiable offering costs and allocated general offering costs, to the Series A Preferred Warrants in permanent equity.

12. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Hedges of Interest Rate Risk

In order to manage financing costs and interest rate exposure related to the one-month LIBOR indexed variable rate borrowings on our unsecured term loan facility, on August 13, 2015, we entered into ten interest rate swap agreements with multiple counterparties totaling $385,000,000 of notional value. These swap agreements became effective on November 2, 2015. On August 3, 2017, we repaid $65,000,000 of outstanding one-month LIBOR indexed variable rate borrowings and we

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

terminated three interest rate swaps with an aggregate notional value of $65,000,000. Costs incurred to terminate such swaps totaled $38,000. Additionally, on November 29, 2017, we repaid $150,000,000 of outstanding one-month LIBOR indexed variable rate borrowings and we terminated four interest rate swaps with an aggregate notional value of $150,000,000. Such swaps were in the money at the time of their termination and we received termination payments, net of fees, of $1,011,000.

Each of our interest rate swap agreements initially met the criteria for cash flow hedge accounting treatment and we had designated the interest rate swap agreements as cash flow hedges of the risk of variability attributable to changes in the one-month LIBOR. Accordingly, the interest rate swaps are recorded on the consolidated balance sheets at fair value, and prior to August 1, 2018, the changes in the fair value of the swaps were recorded in OCI and reclassified to earnings as an adjustment to interest expense as interest becomes receivable or payable (Note 2). On July 31, 2018, we determined the hedged forecasted transaction was no longer probable of occurring so all subsequent changes in the fair value of our interest rate swaps are included in interest expense on our consolidated statements of operations. The balance in AOCI as of July 31, 2018 will be reclassified to earnings as an adjustment to interest expense on our consolidated statements of operations as the originally designated forecasted transaction affects earnings. For each of the three and nine months ended September 30, 2018, $320,000 was reclassified from AOCI and decreased interest expense on our consolidated statements of operations. Beginning on August 1, 2018, changes in the fair value of the swaps are recorded in interest expense on our consolidated statements of operations. For each of the three and nine months ended September 30, 2018, $70,000 is included as an increase in interest expense on our consolidated statements of operations related to the change in the fair value of our interest rate swaps. We do not expect any significant losses from counterparty defaults related to our swap agreements.

Summary of Derivatives

The following table sets forth the key terms of our interest rate swap contracts:

Number of Interest Rate Swaps(1)(2)	Total Notional Amount	Fixed Rates	Floating Rate Index	Effective Date	Expiration Date
	(in thousands)
3	$170,000	1.562% - 1.565%	One-Month LIBOR	11/2/2015	5/8/2020

(1)           See Note 13 for our fair value disclosures.

(2)           Our interest rate swaps are not subject to master netting arrangements.

These swaps hedge the risk of the variability in the future cash flows of our one-month LIBOR indexed variable rate interest payments by fixing the rate until May 8, 2020 at a weighted average rate of 1.563% plus the credit spread, which was 1.60% at September 30, 2018 and December 31, 2017, or an all-in rate of 3.16%.

Credit-Risk-Related Contingent Features

Each of our interest rate swap agreements contains a provision under which we could also be declared in default under such agreements if we default on the term loan facility. As of September 30, 2018 and December 31, 2017, there have been no events of default under our interest rate swap agreements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

Impact of Hedges on AOCI and Consolidated Statements of Operations

The changes in the balance of each component of AOCI related to our interest rate swaps designated as cash flow hedges are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(in thousands)
Accumulated other comprehensive income (loss), at beginning of period	$3,221	$603	$1,631	$(509)
Other comprehensive income (loss) before reclassifications	214	40	1,973	(149)
Amounts reclassified (to) from accumulated other comprehensive income (loss) (1)	(397)	293	(566)	1,594
Net current period other comprehensive income	(183)	333	1,407	1,445
Accumulated other comprehensive income, at end of period	$3,038	$936	$3,038	$936

(1)                                 The amounts from AOCI are reclassified as a (decrease) increase to interest expense in the statements of operations.

Future Reclassifications from AOCI

As of July 31, 2018, the hedged forecasted transaction was no longer probable of occurring so the interest rate swaps are no longer eligible for hedge accounting and all future changes in fair value of the interest rate swaps are recorded in interest expense on our consolidated statements of operations and no amounts will be deferred into AOCI. The balance in AOCI as of July 31, 2018 will be reclassified to earnings as an adjustment to interest expense on our consolidated statements of operations as the originally designated forecasted transaction affects earnings.

13. FAIR VALUE OF FINANCIAL INSTRUMENTS

We determine the estimated fair value of financial assets and liabilities utilizing a hierarchy of valuation techniques based on whether the inputs to a fair value measurement are considered to be observable or unobservable in a marketplace. The hierarchy for inputs used in measuring fair value is as follows:

Level 1 Inputs-Quoted prices in active markets for identical assets or liabilities

Level 2 Inputs-Observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3 Inputs-Unobservable inputs

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement.

Our derivative financial instruments (Note 12) are measured at fair value on a recurring basis and are presented on our consolidated balance sheets at fair value, on a gross basis, excluding accrued interest. The table below presents the fair value of our derivative financial instruments as well as their classification on our consolidated balance sheets:

	September 30, 2018	December 31, 2017	Level	Balance Sheet Location
	(in thousands)
Assets:
Interest rate swaps	$3,288	$1,631	2	Other assets

Interest Rate Swaps-We estimate the fair value of our interest rate swaps by calculating the credit-adjusted present value of the expected future cash flows of each swap. The calculation incorporates the contractual terms of the derivatives, observable market interest rates which we consider to be Level 2 inputs, and credit risk adjustments, if any, to reflect the counterparty’s as well as our own nonperformance risk.

The estimated fair values of those financial instruments which are not recorded at fair value on a recurring basis on our consolidated balance sheets are as follows:

	September 30, 2018		December 31, 2017
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value	Level
	(in thousands)
Assets:
SBA 7(a) loans receivable, subject to loan-backed notes	$38,976	$39,674	$—	$—	3
SBA 7(a) loans receivable, subject to secured borrowings	20,725	21,115	21,728	22,157	3
SBA 7(a) loans receivable, subject to credit risk	22,197	22,688	58,904	61,277	3
Commercial mortgage loans receivable	—	—	424	424	3
Liabilities:
Mortgages payable	414,896	400,522	414,760	413,819	3
Junior subordinated notes	25,194	24,369	25,133	24,162	3

Management’s estimation of the fair value of our financial instruments other than our interest rate swaps is based on a Level 3 valuation in the fair value hierarchy established for disclosure of how a company values its financial instruments. In general, quoted market prices from active markets for the identical financial instrument (Level 1 inputs), if available, should be used to value a financial instrument. If quoted prices are not available for the identical financial instrument, then a determination should be made if Level 2 inputs are available. Level 2 inputs include quoted prices for similar financial instruments in active markets for identical or similar financial instruments in markets that are not active (i.e., markets in which there are few transactions for the financial instruments, the prices are not current, price quotations vary substantially, or in which little information is released publicly). There is limited reliable market information for our financial instruments other

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

than our interest rate swaps and we utilize other methodologies based on unobservable inputs for valuation purposes since there are no Level 1 or Level 2 inputs available. Accordingly, Level 3 inputs are used to measure fair value.

In general, estimates of fair value may differ from the carrying amounts of the financial assets and liabilities primarily as a result of the effects of discounting future cash flows. Considerable judgment is required to interpret market data and develop estimates of fair value. Accordingly, the estimates presented are made at a point in time and may not be indicative of the amounts we could realize in a current market exchange.

The carrying amounts of our secured borrowings, SBA 7(a) loan-backed notes, and unsecured credit and term loan facilities approximate their fair values, as the interest rates on these securities are variable and approximate current market interest rates.

SBA 7(a) Loans Receivable, Subject to Loan-Backed Notes-These loans receivable represent the unguaranteed portions of loans originated under the SBA 7(a) Program which were transferred to a trust and are held as collateral in connection with a securitization transaction. The proceeds from the transfer have been recorded as SBA 7(a) loan-backed notes payable. In order to determine the estimated fair value of these loans receivable, we use a present value technique for the anticipated future cash flows using certain assumptions. At September 30, 2018, our assumptions included discount rates ranging from 8.25% to 9.75% and prepayment rates ranging from 7.30% to 17.50%.

SBA 7(a) Loans Receivable, Subject to Secured Borrowings-These loans receivable represent the government guaranteed portion of loans which were sold with the proceeds received from the sale reflected as secured borrowings-government guaranteed loans. There is no credit risk associated with these loans since the SBA has guaranteed payment of the principal. In order to determine the estimated fair value of these loans receivable, we use a present value technique for the anticipated future cash flows taking into consideration the lack of credit risk and using a range of prepayment rates from 15.50% to 17.50% at each of September 30, 2018 and December 31, 2017.

SBA 7(a) Loans Receivable, Subject to Credit Risk and Commercial Mortgage Loans Receivable-Loans receivable were initially recorded at estimated fair value at the Acquisition Date. Loans receivable originated subsequent to the Acquisition Date are recorded at cost upon origination and adjusted by net loan origination fees and discounts. In order to determine the estimated fair value of our loans receivable, we use a present value technique for the anticipated future cash flows using certain assumptions. At September 30, 2018, our assumptions included discount rates ranging from 7.50% to 9.75% and prepayment rates ranging from 7.30% to 17.50%. At December 31, 2017, our assumptions included discount rates ranging from 6.25% to 9.00% and prepayment rates ranging from 7.30% to 17.50%.

Mortgages Payable-The fair values of mortgages payable are estimated based on current interest rates available for debt instruments with similar terms. The fair value of our mortgages payable is sensitive to fluctuations in interest rates. Discounted cash flow analysis is generally used to estimate the fair value of our mortgages payable, using rates ranging from 4.75% to 4.76% and 4.15% to 4.28% at September 30, 2018 and December 31, 2017, respectively.

Junior Subordinated Notes-The fair value of the junior subordinated notes is estimated based on current interest rates available for debt instruments with similar terms. Discounted cash flow analysis is generally used to estimate the fair value of our junior subordinated notes. The rate used was 6.65% and 5.94% at September 30, 2018 and December 31, 2017, respectively.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

14. RELATED-PARTY TRANSACTIONS

Asset Management and Other Fees to Related Parties

In May 2005, CIM Urban and CIM Urban REIT Management, L.P., each an affiliate of CIM REIT and CIM Group, entered into an investment management agreement, pursuant to which CIM Urban engaged CIM Urban REIT Management, L.P. to provide certain services to CIM Urban. CIM Investment Advisors, LLC, an affiliate of CIM REIT and CIM Group, registered with the SEC as an investment adviser and, in connection with such registration, CIM Urban entered into a new investment management agreement with CIM Investment Advisors, LLC, in December 2015, on terms and in scope substantially similar to those in the previous agreement, and the previous investment management agreement was terminated. The “Operator” refers to CIM Urban REIT Management, L.P. prior to December 10, 2015 and to CIM Investment Advisors, LLC on and after December 10, 2015.

CIM Urban pays asset management fees to the Operator on a quarterly basis in arrears. The fee is calculated as a percentage of the daily average adjusted fair value of CIM Urban’s assets:

Daily Average Adjusted Fair Value of CIM Urban’s Assets		Quarterly Fee
From Greater of	To and Including	Percentage
(in thousands)
$—	$500,000	0.2500%
500,000	1,000,000	0.2375%
1,000,000	1,500,000	0.2250%
1,500,000	4,000,000	0.2125%
4,000,000	20,000,000	0.1000%

The Operator earned asset management fees of $4,475,000 and $4,971,000 for the three months ended September 30, 2018 and 2017, respectively, and $13,350,000 and $17,515,000 for the nine months ended September 30, 2018 and 2017, respectively. At September 30, 2018 and December 31, 2017, asset management fees of $4,484,000 and $4,714,000, respectively, were due to the Operator.

CIM Management, Inc. and certain of its affiliates (collectively, the “CIM Management Entities”), all affiliates of CIM REIT and CIM Group, provide property management, leasing, and development services to CIM Urban. The CIM Management Entities earned property management fees of $1,084,000 and $1,229,000 for the three months ended September 30, 2018 and 2017, respectively, and $3,289,000 and $3,967,000 for the nine months ended September 30, 2018 and 2017, respectively, which are included in rental and other property operating expenses. CIM Urban also reimbursed the CIM Management Entities $1,256,000 and $2,018,000 during the three months ended September 30, 2018 and 2017, respectively, and $4,523,000 and $6,704,000 during the nine months ended September 30, 2018 and 2017, respectively, for the cost of on-site personnel incurred on behalf of CIM Urban, which are included in rental and other property operating expenses. The CIM Management Entities earned leasing commissions of $67,000 and $437,000 for the three months ended September 30, 2018 and 2017, respectively, and $286,000 and $808,000 for the nine months ended September 30, 2018 and 2017, respectively, which were capitalized to deferred charges. In addition, the CIM Management Entities earned construction management fees of $65,000 and $233,000 for the three months ended September 30, 2018 and 2017, respectively, and $506,000 and $508,000 for the nine months ended September 30, 2018 and 2017, respectively, which were capitalized to investments in real estate.

At September 30, 2018 and December 31, 2017, fees payable and expense reimbursements due to the CIM Management Entities of $2,599,000 and $2,986,000, respectively, are included in due to related parties. Also included in due to

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

related parties as of September 30, 2018 and December 31, 2017, was $1,098,000 due to and $849,000 due from, respectively, the CIM Management Entities and certain of its affiliates.

On the Acquisition Date, pursuant to the terms of the Merger Agreement, CIM Commercial and its subsidiaries entered into the master services agreement (the “Master Services Agreement”) with CIM Service Provider, LLC (the “Administrator”), an affiliate of CIM Group, pursuant to which the Administrator has agreed to provide, or arrange for other service providers to provide, management and administration services to CIM Commercial and its subsidiaries following the Merger. Pursuant to the Master Services Agreement, we appointed an affiliate of CIM Group as the administrator of Urban Partners GP, LLC. Under the Master Services Agreement, CIM Commercial pays a base service fee (the “Base Service Fee”) to the Administrator initially set at $1,000,000 per year (subject to an annual escalation by a specified inflation factor beginning on January 1, 2015), payable quarterly in arrears. The Administrator earned a Base Service Fee of $270,000 and $265,000 for the three months ended September 30, 2018 and 2017, respectively, and $809,000 and $795,000 for the nine months ended September 30, 2018 and 2017, respectively. In addition, pursuant to the terms of the Master Services Agreement, the Administrator may receive compensation and or reimbursement for performing certain services for CIM Commercial and its subsidiaries that are not covered under the Base Service Fee. During the nine months ended September 30, 2018 and 2017, such services performed by the Administrator included accounting, tax, reporting, internal audit, legal, compliance, risk management, IT, human resources and corporate communications. The Administrator’s compensation is based on the salaries and benefits of the employees of the Administrator and or its affiliates who performed these services (allocated based on the percentage of time spent on the affairs of CIM Commercial and its subsidiaries). We expensed $583,000 and $735,000 for the three months ended September 30, 2018 and 2017, respectively, and $2,138,000 and $2,357,000 for the nine months ended September 30, 2018 and 2017, respectively, for such services which are included in asset management and other fees to related parties. At September 30, 2018 and December 31, 2017, $1,226,000 and $1,963,000 was due to the Administrator, respectively, for such services.

On January 1, 2015, we entered into a Staffing and Reimbursement Agreement with CIM SBA Staffing, LLC (“CIM SBA”), an affiliate of CIM Group and our subsidiary, PMC Commercial Lending, LLC. The agreement provides that CIM SBA will provide personnel and resources to us and that we will reimburse CIM SBA for the costs and expenses of providing such personnel and resources. For the three months ended September 30, 2018 and 2017, we incurred expenses related to services subject to reimbursement by us under this agreement of $740,000 and $845,000, respectively, which are included in asset management and other fees to related parties for lending segment costs and $53,000 and $80,000, respectively, for corporate services, which are included in asset management and other fees to related parties; for the nine months ended September 30, 2018 and 2017, we incurred expenses related to such services of $1,980,000 and $2,473,000, respectively, which are included in asset management and other fees to related parties for lending segment costs and $198,000 and $319,000, respectively, for corporate services, which are included in asset management and other fees to related parties. In addition, we deferred personnel costs of $97,000 and $154,000 for the three months ended September 30, 2018 and 2017, respectively, and $233,000 and $308,000 for the nine months ended September 30, 2018 and 2017, respectively, associated with services provided for originating loans. At September 30, 2018, $1,388,000 was due to CIM SBA for the costs and expenses of providing such personnel and resources.

On May 10, 2018, the Company executed a wholesaling agreement (the “Wholesaling Agreement”) with International Assets Advisors, LLC (“IAA”) and CCO Capital, LLC (“CCO Capital”). IAA is the exclusive dealer manager for the Company’s public offering of Series A Preferred Units. CCO Capital is a registered broker dealer and is under common control with the Operator and the Administrator. Under the Wholesaling Agreement, among other things, CCO Capital, in its capacity as the wholesaler for the offering, assists IAA with the sale of Series A Preferred Units. In exchange for CCO Capital’s services under the Wholesaling Agreement, IAA pays CCO Capital a fee equal to 2.75% of the selling price of each Series A

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

Preferred Unit for which a sale is completed, reduced by any applicable fee reallowances payable to soliciting dealers pursuant to separate soliciting dealer agreements between IAA and soliciting dealers. The foregoing fee is reduced, and may be exceeded, by a fixed monthly payment by CCO Capital to IAA for IAA’s services in connection with periodic closings and settlements for the offering. As of September 30, 2018, $65,000 was included in deferred costs for CCO capital fees, of which $43,000 is included in due to related parties.

Other

On October 1, 2015, an affiliate of CIM Group entered into a 5-year lease renewal with respect to a property owned by the Company. We recorded rental and other property income related to this tenant of $27,000 for the each of the three months ended September 30, 2018 and 2017 and $81,000 for each of the nine months ended September 30, 2018 and 2017.

On June 12, 2017, we repurchased, in a privately negotiated transaction, canceled and retired 26,181,818 shares of Common Stock from Urban II. The aggregate purchase price was $576,000,000, or $22.00 per share (Note 11).

15. COMMITMENTS AND CONTINGENCIES

Loan Commitments-Commitments to extend credit are agreements to lend to a customer provided the terms established in the contract are met. Our outstanding loan commitments to fund loans were $16,643,000 at September 30, 2018 and are for prime-based loans to be originated by our subsidiary engaged in SBA 7(a) Program lending, the government guaranteed portion of which is intended to be sold. Commitments generally have fixed expiration dates. Since some commitments are expected to expire without being drawn upon, total commitment amounts do not necessarily represent future cash requirements.

General-In connection with the ownership and operation of real estate properties, we have certain obligations for the payment of tenant improvement allowances and lease commissions in connection with new leases and renewals. CIM Commercial had a total of $19,531,000 in future obligations under leases to fund tenant improvements and other future construction obligations at September 30, 2018. At September 30, 2018, $12,476,000 was funded to reserve accounts included in restricted cash on our consolidated balance sheet for these tenant improvement obligations in connection with the mortgage loan agreements entered into in June 2016.

Employment Agreements-We have employment agreements with two of our officers. Under certain circumstances, each of these employment agreements provides for (1) severance payment equal to the annual base salary paid to the officer and (2) death and disability payments in an amount equal to two times and one time, respectively, the annual base salary paid to the officers.

Litigation-We are not currently involved in any material pending or threatened legal proceedings nor, to our knowledge, are any material legal proceedings currently threatened against us, other than routine litigation arising in the ordinary course of business. In the normal course of business, we are periodically party to certain legal actions and proceedings involving matters that are generally incidental to our business. While the outcome of these legal actions and proceedings cannot be predicted with certainty, in management’s opinion, the resolution of these legal proceedings and actions will not have a material adverse effect on our business, financial condition, results of operations, cash flow or our ability to satisfy our debt service obligations or to maintain our level of distributions on our Common Stock or Preferred Stock.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

In April 2017, the City and County of San Francisco filed a lawsuit against certain of our subsidiaries and us claiming past due real property transfer tax relating to a transaction in a prior year. In June 2017, we filed a demurrer against the City and County of San Francisco. The demurrer was denied in July 2017. We filed a writ to appeal the denial of the demurrer in early August 2017. The writ was denied in August 2017 and, in order to continue to contest the asserted tax obligations, we paid the City and County of San Francisco $11,845,000 in penalties, interest and legal fees in late August 2017. We filed claims for refund in January 2018 in an effort to recover the full amounts paid. These claims were denied by the City and County of San Francisco in July 2018. In September 2018, we filed a lawsuit against the City and County of San Francisco seeking a refund of the $11,845,000 in penalties, interest and legal fees paid. We intend to vigorously pursue this litigation.

SBA Related-If the SBA establishes that a loss on an SBA guaranteed loan is attributable to significant technical deficiencies in the manner in which the loan was originated, funded or serviced under the SBA 7(a) Program, the SBA may seek recovery of the principal loss related to the deficiency from us. With respect to the guaranteed portion of SBA loans that have been sold, the SBA will first honor its guarantee and then seek compensation from us in the event that a loss is deemed to be attributable to technical deficiencies. Based on historical experience, we do not expect that this contingency is probable to be asserted. However, if asserted, it could have a material adverse effect on our business, financial condition, results of operations, cash flow or our ability to satisfy our debt service obligations or to maintain our level of distributions on our Common Stock or Preferred Stock.

Environmental Matters-In connection with the ownership and operation of real estate properties, we may be potentially liable for costs and damages related to environmental matters, including asbestos-containing materials. We have not been notified by any governmental authority of any noncompliance, liability, or other claim in connection with any of the properties, and we are not aware of any other environmental condition with respect to any of the properties that management believes will have a material adverse effect on our business, financial condition, results of operations, cash flow or our ability to satisfy our debt service obligations or to maintain our level of distributions on our Common Stock or Preferred Stock.

Rent Expense-Rent expense under a ground lease for a property that was sold in August 2017, which includes straight-line rent and amortization of acquired below-market ground lease, was $0 for the three and nine months ended September 30, 2018 and $292,000 and $1,168,000 for the three and nine months ended September 30, 2017, respectively. We record rent expense on a straight-line basis.

We lease office space in Dallas, Texas under a lease which expires in May 2019. We recorded rent expense of $65,000 and $54,000 for the three months ended September 30, 2018 and 2017, respectively, and $182,000 and $166,000 for the nine months ended September 30, 2018 and 2017, respectively.

At September 30, 2018, our scheduled future noncancelable minimum lease payments were $63,000 for the three months ending December 31, 2018 and $106,000 for the year ending December 31, 2019.

16. FUTURE MINIMUM LEASE RENTALS

Future minimum rental revenue under long-term operating leases at September 30, 2018, excluding tenant reimbursements of certain costs, are as follows:

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

Years Ending December 31,	Governmental Tenants	Other Tenants	Total
	(in thousands)
2018 (Three months ending December 31, 2018)	$9,255	$24,027	$33,282
2019	35,670	96,647	132,317
2020	33,452	85,381	118,833
2021	22,292	69,714	92,006
2022	11,290	63,680	74,970
Thereafter	40,566	158,072	198,638
	$152,525	$497,521	$650,046

17. CONCENTRATIONS

Tenant Revenue Concentrations-Rental revenue, excluding tenant reimbursements of certain costs, from the U.S. General Services Administration and other government agencies (collectively, “Governmental Tenants”), which primarily occupy properties located in Washington, D.C., accounted for approximately 20.2% and 23.2% of our rental and other property income and hotel income for the three months ended September 30, 2018 and 2017, respectively, and 19.6% and 21.0% for the nine months ended September 30, 2018 and 2017, respectively. At September 30, 2018 and December 31, 2017, $3,558,000 and $5,130,000, respectively, was due from Governmental Tenants (Note 16).

Rental revenue, excluding tenant reimbursements of certain costs, from Kaiser Foundation Health Plan, Incorporated (“Kaiser”), which occupies space in two of our Oakland, California properties, accounted for approximately 10.4% and 9.8% of our rental and other property income and hotel income for the three months ended September 30, 2018 and 2017, respectively, and 10.1% and 8.2% for the nine months ended September 30, 2018 and 2017, respectively. At September 30, 2018 and December 31, 2017, $199,000 and $91,000, respectively, was due from Kaiser.

Geographical Concentrations of Investments in Real Estate-As of September 30, 2018 and December 31, 2017, we owned 16 and 15 office properties, respectively, one hotel property, two parking garages, and two development sites, one of which is being used as a parking lot. These properties are located in two states and Washington, D.C.

Our revenue concentrations from properties are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
California	76.2%	63.0%	76.9%	62.4%
Washington, D.C.	20.3	29.0	19.7	24.2
Texas	3.5	5.7	3.4	7.3
North Carolina	—	—	—	3.9
New York	—	2.3	—	2.2
	100.0%	100.0%	100.0%	100.0%

Our real estate investments concentrations from properties are as follows:

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

	September 30, 2018	December 31, 2017
California	70.6%	66.4%
Washington, D.C.	27.2	31.2
Texas	2.2	2.4
	100.0%	100.0%

18. SEGMENT DISCLOSURE

In accordance with ASC Topic 280, Segment Reporting, our reportable segments during the three and nine months ended September 30, 2018 consist of two types of commercial real estate properties, namely, office and hotel, as well as a segment for our lending business. Our reportable segments during the three and nine months ended September 30, 2017 consist of three types of commercial real estate properties, namely, office, hotel and multifamily, as well as a segment for our lending business. Management internally evaluates the operating performance and financial results of the segments based on net operating income. We also have certain general and administrative level activities, including public company expenses, legal, accounting, and tax preparation that are not considered separate operating segments. The reportable segments are accounted for on the same basis of accounting as described in the notes to our audited consolidated financial statements for the year ended December 31, 2017 included in our Annual Report on Form 10-K filed with the SEC on March 12, 2018.

For our real estate segments, we define net operating income as rental and other property income and expense reimbursements less property related expenses, and excludes non-property income and expenses, interest expense, depreciation and amortization, corporate related general and administrative expenses, gain (loss) on sale of real estate, impairment of real estate, transaction costs, and provision for income taxes. For our lending segment, we define net operating income as interest income net of interest expense and general overhead expenses.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

The net operating income of our segments for the three and nine months ended September 30, 2018 and 2017 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(in thousands)
Office:
Revenues	$36,473	$41,427	$109,293	$134,434
Property expenses:
Operating	14,492	18,761	39,922	50,318
General and administrative	83	106	1,062	788
Total property expenses	14,575	18,867	40,984	51,106
Segment net operating income-office	21,898	22,560	68,309	83,328
Hotel:
Revenues	8,542	8,406	29,980	29,528
Property expenses:
Operating	5,946	5,943	19,316	18,968
General and administrative	—	30	18	69
Total property expenses	5,946	5,973	19,334	19,037
Segment net operating income-hotel	2,596	2,433	10,646	10,491
Multifamily:
Revenues	—	2,683	—	12,400
Property expenses:
Operating	—	1,354	—	6,981
General and administrative	—	36	—	378
Total property expenses	—	1,390	—	7,359
Segment net operating income-multifamily	—	1,293	—	5,041
Lending:
Revenues	2,625	2,868	8,324	7,270
Lending expenses:
Interest expense	633	116	1,117	203
Fees to related party	740	845	1,980	2,473
General and administrative	414	294	1,273	971
Total lending expenses	1,787	1,255	4,370	3,647
Segment net operating income-lending	838	1,613	3,954	3,623
Total segment net operating income	$25,332	$27,899	$82,909	$102,483

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

A reconciliation of our segment net operating income to net (loss) income attributable to the Company for the three and nine months ended September 30, 2018 and 2017 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(in thousands)
Total segment net operating income	$25,332	$27,899	$82,909	$102,483
Asset management and other fees to related parties	(5,381)	(6,051)	(16,495)	(20,986)
Interest expense	(6,332)	(9,243)	(19,292)	(28,442)
General and administrative	(708)	(876)	(4,143)	(2,462)
Transaction costs	(15)	(242)	(359)	(11,870)
Depreciation and amortization	(13,310)	(13,472)	(39,783)	(45,464)
Impairment of real estate	—	—	—	(13,100)
Gain on sale of real estate	—	74,715	—	378,732
(Loss) income before provision for income taxes	(414)	72,730	2,837	358,891
Provision for income taxes	(115)	(339)	(795)	(1,193)
Net (loss) income	(529)	72,391	2,042	357,698
Net loss (income) attributable to noncontrolling interests	1	4	(15)	(10)
Net (loss) income attributable to the Company	$(528)	$72,395	$2,027	$357,688

The condensed assets for each of the segments as of September 30, 2018 and December 31, 2017, along with capital expenditures and loan originations for the nine months ended September 30, 2018 and 2017, are as follows:

	September 30, 2018	December 31, 2017
	(in thousands)
Condensed assets:
Office	$1,109,090	$997,808
Hotel	108,884	107,790
Lending	94,454	92,919
Multifamily	—	815
Non-segment assets	79,287	137,056
Total assets	$1,391,715	$1,336,388

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements as of September 30, 2018 and December 31, 2017, and

for the Three and Nine Months Ended September 30, 2018 and 2017 (Unaudited)

	Nine Months Ended September 30,
	2018	2017
	(in thousands)
Capital expenditures (1):
Office	$11,462	$22,632
Hotel	1,343	267
Multifamily	—	338
Total capital expenditures	12,805	23,237
Loan originations	53,320	49,532
Total capital expenditures and loan originations	$66,125	$72,769

(1)                                 Represents additions and improvements to real estate investments, excluding acquisitions. Includes the activity for dispositions through their respective disposition dates.

ANNEX B:  MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the audited consolidated financial statements and corresponding notes and the unaudited pro forma consolidated financial statements and corresponding notes included elsewhere in this Information Statement.  This section includes forward-looking statements, which are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about our industry, business and future financial results.  The forward-looking statements are subject to a number of important factors, including those factors discussed under “Special Note Regarding Forward-Looking Statements” in this Information Statement that could cause our actual results to differ materially from those indicated by any forward-looking statements.

Executive Summary

Properties

As of September 30, 2018, our real estate portfolio consisted of 21 assets, all of which are fee-simple properties.  As of September 30, 2018, our 19 office properties (including one parking garage and two development sites, one of which is being used as a parking lot), totaling approximately 3.4 million rentable square feet, were 93.6% occupied and one hotel with an ancillary parking garage, which has a total of 503 rooms, had revenue per available room (“RevPAR”) of $134.14 for the nine months ended September 30, 2018.

Rental Rate Trends

Office Statistics:  The following table sets forth occupancy rates and annualized rent per occupied square foot across our office portfolio as of the specified periods:

	As of September 30,
	2018	2017
Occupancy (1)	93.6%	88.2%
Annualized rent per occupied square foot (1)(2)	$44.86	$41.27

(1)         We acquired one office property during the nine months ended September 30, 2018 and we acquired one office property and sold six office properties and a parking garage during the year ended December 31, 2017. Excluding these properties, the occupancy and annualized rent per occupied square foot were 93.5% and $43.30 as of September 30, 2018 and 94.2% and $40.54 as of September 30, 2017.  No office properties were sold during the nine months ended September 30, 2018.

(2)         Represents gross monthly base rent under leases commenced as of the specified periods, multiplied by twelve.  This amount reflects total cash rent before abatements.  Total abatements for the twelve months ended September 30, 2018 and 2017 were approximately $4,626,000 and $3,161,000, respectively.  Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.  Annualized rent for certain office properties includes rent attributable to retail.

Over the next four quarters, we expect expiring cash rents as set forth in the table below:

	For the Three Months Ended
	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Expiring Cash Rents:
Expiring square feet (1)	105,659	21,055	157,807	130,324
Expiring rent per square foot (2)	$39.22	$47.64	$28.08	$43.88

(1)         All month-to-month tenants occupying a total of 35,976 square feet are included in the expiring leases in the first quarter listed.

(2)         Represents gross monthly base rent, as of September 30, 2018, under leases expiring during the periods above, multiplied by twelve.  This amount reflects total cash rent before abatements.  Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.

During the three and nine months ended September 30, 2018, we executed leases with terms longer than 12 months totaling 40,567 and 127,925 square feet, respectively.  The table below sets forth information on certain of our executed leases during the three and nine months ended September 30, 2018, excluding space that was vacant for more than one year, month-to-month leases, leases with an original term of less than 12 months, related party leases, and space where the previous tenant was a related party:

	Number of Leases (1)	Rentable Square Feet	New Cash Rents per Square Foot (2)	Expiring Cash Rents per Square Foot (2)
Three months ended September 30, 2018	8	36,125	$51.95	$41.76
Nine months ended September 30, 2018	25	103,148	$56.84	$45.05

(1)         Based on the number of tenants that signed leases.

(2)         Cash rents represent gross monthly base rent, multiplied by twelve.  This amount reflects total cash rent before abatements.  Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.

Fluctuations in submarkets, buildings and terms of the leases cause large variations in these numbers and make predicting the changes in rent in any specific period difficult.  Our rental and occupancy rates are impacted by general economic conditions, including the pace of regional and economic growth, and access to capital.  Therefore, we cannot give any assurance that leases will be renewed or that available space will be re-leased at rental rates equal to or above the current market rates.  Additionally, decreased demand and other negative trends or unforeseeable events that impair our ability to timely renew or re-lease space could have further negative effects on our future financial condition, results of operations and cash flows.

Multifamily Statistics:  We sold our five multifamily properties between May and December 2017.  The following table sets forth occupancy rates and the monthly rent per occupied unit across our multifamily portfolio for the specified periods:

	As of September 30,
	2018	2017
Occupancy	—	96.1%
Monthly rent per occupied unit (1)	—	$1,585

(1)         Represents gross monthly base rent under leases commenced as of the specified period, divided by occupied units.  This amount reflects total cash rent before concessions.

Hotel Statistics:  The following table sets forth the occupancy, average daily rate (“ADR”) and RevPAR for our hotel in Sacramento, California for the specified periods:

	For the Nine Months Ended September 30,
	2018	2017
Occupancy	82.9%	83.3%
ADR	$161.71	$159.14
RevPAR	$134.14	$132.55

Lending Segment

Through our SBA 7(a) lending platform, we are a national lender that primarily originates loans to small businesses.  We identify loan origination opportunities through personal contacts, internet referrals, attendance at trade shows and meetings, direct mailings, advertisements in trade publications and other marketing methods.  We also generate loans through referrals from real estate and loan brokers, franchise representatives, existing borrowers, lawyers and accountants.

Results of Operations

Comparison of the Three Months Ended September 30, 2018 to the Three Months Ended September 30, 2017

Net (Loss) Income

	Three Months Ended September 30,		Change
	2018	2017	$	%
	(dollars in thousands)
Total revenues	$47,640	$55,384	$(7,744)	(14.0)%
Total expenses	48,054	57,369	(9,315)	(16.2)%
Gain on sale of real estate	—	74,715	(74,715)	—
Net (loss) income	(529)	72,391	(72,920)	—

Net (loss) income decreased to $(529,000), or by $72,920,000, for the three months ended September 30, 2018, compared to $72,391,000 for the three months ended September 30, 2017.  The decrease is primarily attributable to the gain on sale of real estate of $74,715,000 recognized during the three months ended September 30, 2017 and a decrease of $2,567,000 in net operating income of our operating segments, partially offset by a decrease of $2,911,000 in interest expense not allocated to our operating segments, and a decrease of $670,000 in asset management and other fees to related parties not allocated to our operating segments.

Funds from Operations (“FFO”)

We believe that FFO is a widely recognized and appropriate measure of the performance of a REIT and that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO represents net income (loss) attributable to common stockholders, computed in accordance with GAAP, which reflects the deduction of redeemable preferred stock dividends accumulated, excluding gains (or losses) from sales of real estate, impairment of real estate, and real estate depreciation and amortization.  We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (the “NAREIT”).

Like any metric, FFO should not be used as the only measure of our performance because it excludes depreciation and amortization and captures neither the changes in the value of our real estate properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our operating results.  Other REITs may not calculate FFO in accordance with the standards established by the NAREIT; accordingly, our FFO may not be comparable to the FFOs of other REITs.  Therefore, FFO should be considered only as a supplement to net income (loss) as a measure of our performance and should not be used as a supplement to or substitute measure for cash flows from operating activities computed in accordance with GAAP.  FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends.

The following table sets forth a reconciliation of net (loss) income attributable to common stockholders to FFO attributable to common stockholders:

	Three Months Ended September 30,
	2018	2017
	(in thousands)
Net (loss) income attributable to common stockholders	$(4,448)	$72,257
Depreciation and amortization	13,310	13,472
Gain on sale of depreciable assets	—	(74,715)
FFO attributable to common stockholders	$8,862	$11,014

FFO attributable to common stockholders was $8,862,000 for the three months ended September 30, 2018, a decrease of $2,152,000 compared to $11,014,000 for the three months ended September 30, 2017.  The decrease in FFO was primarily attributable to $3,152,000 in redeemable preferred stock dividends accumulated during the three months ended September 30, 2018, a decrease of $2,567,000 in net operating income of our operating segments, and an increase of $631,000 in redeemable preferred stock dividends declared, partially offset by a decrease of $2,911,000 in interest expense not allocated to our operating segments, and a decrease of $670,000 in asset management and other fees to related parties not allocated to our operating segments.

Summary Segment Results

During the three months ended September 30, 2018, the Company operated in three segments: office and hotel properties and lending.  During the three months ended September 30, 2017, the Company operated in four segments: office, hotel and multifamily properties and lending.  Set forth and described below are summary segment results for our operating segments.

	Three Months Ended September 30,		Change
	2018	2017	$	%
	(dollars in thousands)
Revenues:
Office	$36,473	$41,427	$(4,954)	(12.0)%
Hotel	8,542	8,406	136	1.6%
Multifamily	—	2,683	(2,683)	—
Lending	2,625	2,868	(243)	(8.5)%
Expenses:
Office	14,575	18,867	(4,292)	(22.7)%
Hotel	5,946	5,973	(27)	(0.5)%
Multifamily	—	1,390	(1,390)	—
Lending	1,787	1,255	532	42.4%

Revenues

Office Revenue: Office revenue includes rental revenue, expense reimbursements and lease termination income from office properties.  Office revenue decreased to $36,473,000, or by 12.0%, for the three months ended September 30, 2018 compared to $41,427,000 for the three months ended September 30, 2017.  The decrease is primarily due to the sale of two office properties in Washington, D.C. in August and October 2017, the sale of an office property in Los Angeles, California in September 2017, a decrease in lease termination income at one of our California properties due to recognition of fees in connection with the early termination of a large tenant who vacated in December 2017, which space has been leased to a new tenant whose rent commenced on January 1, 2018, and a decrease in expense reimbursements of one of our California properties, partially offset by an increase from the acquisitions of the office property in San Francisco, California in December

2017 and the office property in Beverly Hills, California in January 2018, and an increase at certain of our California and Washington, D.C. properties due to increases in occupancy and or rental rates.  The aforementioned sales are expected to cause office revenue to decrease materially for the remainder of 2018.  However, such decrease is expected to be partially offset by revenue increases from the aforementioned acquisitions.

Hotel Revenue: Hotel revenue increased to $8,542,000, or by 1.6%, for the three months ended September 30, 2018, compared to $8,406,000 for the three months ended September 30, 2017.

Multifamily Revenue: Multifamily revenue of $2,683,000 for the three months ended September 30, 2017 was related to a multifamily property in New York, New York sold in September 2017 and a multifamily property in Houston, Texas sold in December 2017.  As a result of the aforementioned sales, we do not expect any multifamily revenue during 2018.

Lending Revenue: Lending revenue represents revenue from our lending subsidiaries, including interest income on loans and other loan related fee income.  Lending revenue decreased to $2,625,000, or by 8.5%, for the three months ended September 30, 2018, compared to $2,868,000 for the three months ended September 30, 2017.  The decrease is primarily due to a decrease in premium income from the sale of the guaranteed portion of our SBA 7(a) loans, partially offset by an increase in interest income due to an increase in the principal balance of our loan portfolio as well as increases in the prime rate, and higher revenue as a result of the recognition of accretion for discounts related to increased prepayments on our loans.

Expenses

Office Expenses: Office expenses decreased to $14,575,000, or by 22.7%, for the three months ended September 30, 2018, compared to $18,867,000 for the three months ended September 30, 2017.  The decrease is primarily due to the sale of two office properties in Washington, D.C. in August and October 2017 and the sale of an office property in Los Angeles, California in September 2017, partially offset by increases from the acquisitions of the office property in San Francisco, California in December 2017 and the office property in Beverly Hills, California in January 2018, and an increase in operating expenses at certain of our California properties.  The aforementioned sales are expected to cause office expenses to decrease materially for the remainder of 2018.  However, such decrease is expected to be partially offset by expense increases from the aforementioned acquisitions.

Hotel Expenses: Hotel expenses decreased to $5,946,000, or by 0.5%, for the three months ended September 30, 2018, compared to $5,973,000 for the three months ended September 30, 2017.

Multifamily Expenses: Multifamily expenses of $1,390,000 for the three months ended September 30, 2017 were related to three multifamily properties in Dallas, Texas sold in May and June 2017, a multifamily property in New York, New York sold in September 2017, and a multifamily property in Houston, Texas sold in December 2017.  As a result of the aforementioned sales, we do not expect any multifamily expenses during 2018.

Lending Expenses: Lending expenses represent expenses from our lending subsidiaries, including general and administrative expenses and fees to related party, related to the operation of the lending business.  Lending expenses increased to $1,787,000, or by 42.4%, for the three months ended September 30, 2018, compared to $1,255,000 for the three months ended September 30, 2017, primarily due to interest expense that commenced in May 2018 as a result of the issuance of the SBA 7(a) loan-backed notes and an increase in interest expense in connection with our secured borrowings.

Asset Management and Other Fees to Related Parties: Asset management fees totaled $4,475,000 for the three months ended September 30, 2018, compared to $4,971,000 for the three months ended September 30, 2017.  Asset management fees are calculated based on a percentage of the daily average adjusted fair value of CIM Urban’s assets, which are appraised in the fourth quarter of each year.  The lower fees reflect a decrease in the adjusted fair value of CIM Urban’s assets due to the sale of one office property in August 2017, the sale of one office property and one multifamily property in September 2017, the sale of one office property in October 2017, and the sale of one multifamily property in December 2017, partially offset by the acquisition of one office property in December 2017, the acquisition of one office property in January 2018 and net increases in the fair value of CIM Urban’s real estate assets based on the December 31, 2017 appraisals as well as incremental capital expenditures incurred in the first nine months of 2018.  The Company also pays a  (the “Base Service Fee”) to CIM Service Provider, LLC, a related party (the “Administrator”), which totaled $270,000 for the three months ended September 30, 2018, compared to $265,000 for the three months ended September 30, 2017.  In addition, the Administrator received compensation and or reimbursement for performing certain services for the Company and its subsidiaries that are not covered under the Base Service Fee.  For the three months ended September 30, 2018 and 2017, we expensed $583,000 and $735,000 for such services, respectively.  For the three months ended September 30, 2018 and 2017, we also expensed $53,000 and $80,000, respectively, related to corporate services subject to reimbursement by us under the Staffing and Reimbursement Agreement, dated January 1, 2015 (the “CIM SBA Staffing and Reimbursement Agreement”) with CIM SBA Staffing, LLC, an affiliate of CIM Group and our subsidiary, PMC Commercial Lending, LLC.  Asset management fees are expected to decrease materially for the remainder of 2018 as a result of our completed sales in 2017, partially offset by increases resulting from the acquisitions of two office properties in December 2017 and January 2018.

Interest Expense: Interest expense, which has not been allocated to our operating segments, was $6,332,000 for the three months ended September 30, 2018, a decrease of $2,911,000 compared to $9,243,000 in the corresponding period in 2017.  The decreases in interest expense and loan fee amortization expense are primarily due to lower average outstanding balances under the unsecured credit and term loan facilities, as a result of aggregate repayments of $215,000,000 of outstanding borrowings on our unsecured term loan facility in August and November 2017, the assumption of a $21,700,000 mortgage loan by the buyer of an office property in Los Angeles, California in September 2017, and the assumption of a $28,560,000 mortgage loan by the buyer of our multifamily property in Houston, Texas in December 2017.  Our interest expense is expected to decrease for the remainder of 2018 due to the aforementioned reductions in debt.  However, the magnitude of any such decrease cannot be predicted as it will depend on a number of factors such as our outstanding borrowings under the new revolving credit facility we entered into in October 2018, and any potential repayments of our existing debt.

General and Administrative Expenses: General and administrative expenses, which have not been allocated to our operating segments, were $708,000 for the three months ended September 30, 2018, a decrease of $168,000 compared to $876,000 in the corresponding period in 2017.  The decrease is primarily due to a decrease in legal and other consulting expenses.

Transaction Costs: Transaction costs were $15,000 for the three months ended September 30, 2018, a decrease of $227,000 compared to $242,000 for the three months ended September 30, 2017.  The transaction costs incurred during the three months ended September 30, 2017, are primarily due to $253,000 in penalties and interest, expensed in the third quarter of 2017, related to a lawsuit filed by the City and County of San Francisco claiming past due real property transfer tax relating to a transaction in a prior year.  The Company filed claims for refund in January 2018 in an effort to recover the full amounts paid.  These claims were denied by the City and County of San Francisco in July 2018.  In September 2018, we filed a lawsuit against the City and County of San Francisco seeking a refund of the $11,845,000 in penalties, interest and legal fees paid.  We intend to vigorously pursue this litigation.

Depreciation and Amortization Expense: Depreciation and amortization expense was $13,310,000 for the three months ended September 30, 2018, a decrease of $162,000 compared to $13,472,000 for the three months ended September 30, 2017.  The decrease is primarily due to the sale of two office properties in Washington, D.C. that were held for sale in August 2017 and sold in August and October 2017, and the acceleration of tenant improvement depreciation and lease commission amortization during the third quarter of 2017 in connection with the early termination of a large tenant at one of our California properties who vacated in December 2017, partially offset by depreciation expense related to two office properties in San Francisco, California and Beverly Hills, California, which were acquired in December 2017 and January 2018, respectively, as well as additional capital expenditures.  Depreciation expense is expected to decrease materially for the remainder of 2018 as a result of our completed sales in 2017, partially offset by increases from the aforementioned acquisitions.

Provision for Income Taxes: Provision for income taxes was $115,000 for the three months ended September 30, 2018, a decrease of $224,000, compared to $339,000 for the three months ended September 30, 2017, due to a decrease in taxable income at one of our taxable REIT subsidiaries.

Net Income

	Nine Months Ended September 30,		Change
	2018	2017	$	%
	(dollars in thousands)
Total revenues	$147,597	$183,632	$(36,035)	(19.6)%
Total expenses	144,760	203,473	(58,713)	(28.9)%
Gain on sale of real estate	—	378,732	(378,732)	—
Net income	2,042	357,698	(355,656)	—

Net income decreased to $2,042,000, or by $355,656,000, for the nine months ended September 30, 2018, compared to $357,698,000 for the nine months ended September 30, 2017.  The decrease is primarily attributable to the gain on sale of real estate of $378,732,000 recognized during the nine months ended September 30, 2017, a decrease of $19,574,000 in net operating income of our operating segments, and an increase of $1,681,000 in corporate general and administrative expenses, partially offset by $13,100,000 in impairment of real estate recognized during the nine months ended September 30, 2017, a decrease of $11,511,000 in transaction costs, a decrease of $9,150,000 in interest expense not allocated to our operating segments, a decrease of $5,681,000 in depreciation and amortization expense, and a decrease of $4,491,000 in asset management and other fees to related parties not allocated to our operating segments.

Funds from Operations

We believe that FFO is a widely recognized and appropriate measure of the performance of a REIT and that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO represents net income (loss) attributable to common stockholders, computed in accordance with GAAP, which reflects the deduction of redeemable preferred stock dividends accumulated, excluding gains (or losses) from sales of real estate, impairment of real estate, and real estate depreciation and amortization.  We calculate FFO in accordance with the standards established by the NAREIT.

Like any metric, FFO should not be used as the only measure of our performance because it excludes depreciation and amortization and captures neither the changes in the value of our real estate properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our operating results.  Other REITs may not calculate FFO in accordance with the standards established by the NAREIT; accordingly, our FFO may not be comparable to the FFOs of other REITs.  Therefore, FFO should be considered only as a supplement to net income (loss) as a measure of our performance and should not be used as a supplement to or substitute measure for cash flows from operating activities computed in accordance with GAAP.  FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends.

The following table sets forth a reconciliation of net (loss) income attributable to common stockholders to FFO attributable to common stockholders:

	Nine Months Ended September 30,
	2018	2017
	(in thousands)
Net (loss) income attributable to common stockholders	$(9,350)	$357,447
Depreciation and amortization	39,783	45,464
Impairment of real estate	—	13,100
Gain on sale of depreciable assets	—	(378,732)
FFO attributable to common stockholders	$30,433	$37,279

FFO attributable to common stockholders was $30,433,000 for the nine months ended September 30, 2018, a decrease of $6,846,000 compared to $37,279,000 for the nine months ended September 30, 2017.  The decrease in FFO was primarily attributable to a decrease of $19,574,000 in net operating income of our operating segments, $9,456,000 in redeemable preferred stock dividends accumulated during the nine months ended September 30, 2018, an increase of $1,681,000 in corporate general and administrative expenses, and an increase of $1,683,000 in redeemable preferred stock dividends declared, partially offset by a decrease of $11,511,000 in transaction costs, a decrease of $9,150,000 in interest expense not allocated to our operating segments, and a decrease of $4,491,000 in asset management and other fees to related parties not allocated to our operating segments.

Summary Segment Results

During the nine months ended September 30, 2018, the Company operated in three segments: office and hotel properties and lending.  During the nine months ended September 30, 2017, the Company operated in four segments: office, hotel and multifamily properties and lending.  Set forth and described below are summary segment results for our operating segments.

	Nine Months Ended September 30,		Change
	2018	2017	$	%
	(dollars in thousands)
Revenues:
Office	$109,293	$134,434	$(25,141)	(18.7)%
Hotel	29,980	29,528	452	1.5%
Multifamily	—	12,400	(12,400)	—
Lending	8,324	7,270	1,054	14.5%
Expenses:
Office	40,984	51,106	(10,122)	(19.8)%
Hotel	19,334	19,037	297	1.6%
Multifamily	—	7,359	(7,359)	—
Lending	4,370	3,647	723	19.8%

Revenues

Office Revenue: Office revenue includes rental revenue, expense reimbursements and lease termination income from office properties.  Office revenue decreased to $109,293,000, or by 18.7%, for the nine months ended September 30, 2018 compared to $134,434,000 for the nine months ended September 30, 2017.  The decrease is primarily due to the sale of an office property in San Francisco, California in March 2017, the sale of an office property in Charlotte, North Carolina in June 2017, the sale of an office property and parking garage in Sacramento, California in June 2017, the sale of two office properties in Washington, D.C. in August and October 2017, the sale of an office property in Los Angeles, California in September 2017, a decrease in lease termination income at two of our California properties primarily due to recognition of fees in connection with the early termination of a large tenant who vacated in December 2017, which space has been leased to a new tenant whose rent commenced on January 1, 2018, and a decrease in expense reimbursements at one of our California properties, partially offset by an increase from the acquisitions of the office property in San Francisco, California in December 2017 and the office property in Beverly Hills, California in January 2018 and an increase at certain of our California and Washington, D.C. properties due to increases in occupancy and or rental rates.  The aforementioned sales are expected to cause office revenue to decrease materially for the remainder of 2018.  However, such decrease is expected to be partially offset by revenue increases from the aforementioned acquisitions.

Hotel Revenue: Hotel revenue increased to $29,980,000, or by 1.5%, for the nine months ended September 30, 2018, compared to $29,528,000 for the nine months ended September 30, 2017.

Multifamily Revenue: Multifamily revenue of $12,400,000 for the nine months ended September 30, 2017 was related to three multifamily properties in Dallas, Texas sold in May and June 2017, a multifamily property in New York, New York sold in September 2017, and a multifamily property in Houston, Texas sold in December 2017.  As a result of the aforementioned sales, we do not expect any multifamily revenue during 2018.

Lending Revenue: Lending revenue represents revenue from our lending subsidiaries, including interest income on loans and other loan related fee income.  Lending revenue increased to $8,324,000, or by 14.5%, for the nine months ended September 30, 2018, compared to $7,270,000 for the nine months ended September 30, 2017.  The increase is primarily due to an increase in interest income due to an increase in the principal balance of our loan portfolio as well as increases in the prime rate, and higher revenue as a result of the recognition of accretion for discounts related to increased prepayments on our loans, partially offset by a decrease related to a break-up fee received during the nine months ended September 30, 2017.

Expenses

Office Expenses: Office expenses decreased to $40,984,000, or by 19.8%, for the nine months ended September 30, 2018, compared to $51,106,000 for the nine months ended September 30, 2017.  The decrease is primarily due to the sale of an office property in Charlotte, North Carolina in June 2017, the sale of an office property and parking garage in Sacramento, California in June 2017, the sale of two office properties in Washington, D.C. in August and October 2017, the sale of an office property in Los Angeles, California in September 2017, and a decrease in real estate taxes at certain California properties due to real estate tax refunds related to prior years, which were received during the nine months ended September 30, 2018, partially offset by an increase due to the transfer of the right to collect supplemental real estate tax reimbursements which reduced real estate taxes at our office property in San Francisco, California sold in March 2017, an increase from the acquisitions of the office property in San Francisco, California in December 2017 and the office property in Beverly Hills, California in January 2018, and an increase in operating expenses and other reimbursable expenses at certain of our California properties and at one of our Washington, D.C. properties.  The aforementioned sales are expected to cause office expenses to decrease materially for the remainder of 2018.  However, such decrease is expected to be partially offset by expense increases from the aforementioned acquisitions.

Hotel Expenses: Hotel expenses increased to $19,334,000, or by 1.6%, for the nine months ended September 30, 2018, compared to $19,037,000 for the nine months ended September 30, 2017.

Multifamily Expenses: Multifamily expenses of $7,359,000 for the nine months ended September 30, 2017 were related to three multifamily properties in Dallas, Texas sold in May and June 2017, a multifamily property in New York, New York sold in September 2017, and a multifamily property in Houston, Texas sold in December 2017.  As a result of the aforementioned sales, we do not expect any multifamily expenses during 2018.

Lending Expenses: Lending expenses represent expenses from our lending subsidiaries, including general and administrative expenses and fees to related party, related to the operation of the lending business.  Lending expenses increased to $4,370,000, or by 19.8%, for the nine months ended September 30, 2018, compared to $3,647,000 for the nine months ended September 30, 2017, primarily due to an increase in interest expense in connection with our secured borrowings and interest expense that commenced in May 2018 as a result of the issuance of the SBA 7(a) loan-backed notes, partially offset by a decrease in payroll related expenses.

Asset Management and Other Fees to Related Parties: Asset management fees totaled $13,350,000 for the nine months ended September 30, 2018, compared to $17,515,000 for the nine months ended September 30, 2017.  Asset management fees are calculated based on a percentage of the daily average adjusted fair value of CIM Urban’s assets, which are appraised in the fourth quarter of each year.  The lower fees reflect a decrease in the adjusted fair value of CIM Urban’s assets due to the sale of one office property in March 2017, the sale of two multifamily properties in May 2017, the sale of two office properties, one parking garage, and one multifamily property in June 2017, the sale of one office property in August 2017, the sale of one office property and one multifamily property in September 2017, the sale of one office property in October 2017, and the sale of one multifamily property in December 2017, partially offset by the acquisition of one office property in December 2017, the acquisition of one office property in January 2018 and net increases in the fair value of CIM Urban’s real estate assets based on the December 31, 2017 appraisals as well as incremental capital expenditures incurred in the first nine months of 2018.  The Company also pays a Base Service Fee to the Administrator, a related party, which totaled $809,000 for the nine months ended September 30, 2018 compared to $795,000 for the nine months ended September 30,

2017.  In addition, the Administrator received compensation and or reimbursement for performing certain services for the Company and its subsidiaries that are not covered under the Base Service Fee.  For the nine months ended September 30, 2018 and 2017, we expensed $2,138,000 and $2,357,000 for such services, respectively.  For the nine months ended September 30, 2018 and 2017, we also expensed $198,000 and $319,000, respectively, related to corporate services subject to reimbursement by us under the CIM SBA Staffing and Reimbursement Agreement.  Asset management fees are expected to decrease materially for the remainder of 2018 as a result of our completed sales in 2017, partially offset by increases resulting from the acquisitions of two office properties in December 2017 and January 2018.

Interest Expense: Interest expense, which has not been allocated to our operating segments, was $19,292,000 for the nine months ended September 30, 2018, a decrease of $9,150,000 compared to $28,442,000 in the corresponding period in 2017.  The decreases in interest expense and loan fee amortization expense are primarily due to lower average outstanding balances under the unsecured credit and term loan facilities, as a result of aggregate repayments of $215,000,000 of outstanding borrowings on our unsecured term loan facility in August and November 2017, the payoff of a $25,331,000 mortgage loan in March 2017 in connection with the sale of an office property in San Francisco, California, the payoff of mortgage loans with a combined balance of $38,781,000 in connection with the sale of our three multifamily properties in Dallas, Texas in May and June 2017, the assumption of a $21,700,000 mortgage loan by the buyer of an office property in Los Angeles, California in September 2017, and the assumption of a $28,560,000 mortgage loan by the buyer of our multifamily property in Houston, Texas in December 2017.  Our interest expense is expected to decrease for the remainder of 2018 due to the aforementioned reductions in debt.  However, the magnitude of any such decrease cannot be predicted as it will depend on a number of factors such as our outstanding borrowings under the new revolving credit facility we entered into in October 2018, and any potential repayments of our existing debt.

General and Administrative Expenses: General and administrative expenses, which have not been allocated to our operating segments, were $4,143,000 for the nine months ended September 30, 2018, an increase of $1,681,000 compared to $2,462,000 in the corresponding period in 2017.  The increase is primarily due to certain expenses related to our multifamily properties sold during the year ended December 31, 2017, which were expensed during the nine months ended September 30, 2018, and an increase in legal and other professional fees and stockholder services expenses.

Transaction Costs: Transaction costs were $359,000 for the nine months ended September 30, 2018, a decrease of $11,511,000 compared to $11,870,000 for the nine months ended September 30, 2017.  The decrease is primarily due to the $11,845,000 payment made in August 2017 in connection with a lawsuit filed by the City and County of San Francisco claiming past due real property transfer tax relating to a transaction in a prior year, partially offset by an increase in abandoned project costs.  The Company filed claims for refund in January 2018 in an effort to recover the full amounts paid.  These claims were denied by the City and County of San Francisco in July 2018.  In September 2018, we filed a lawsuit against the City and County of San Francisco seeking a refund of the $11,845,000 in penalties, interest and legal fees paid.  We intend to vigorously pursue this litigation.

Depreciation and Amortization Expense: Depreciation and amortization expense was $39,783,000 for the nine months ended September 30, 2018, a decrease of $5,681,000 compared to $45,464,000 for the nine months ended September 30, 2017.  The decrease is primarily due to the sale of an office property in San Francisco, California that was held for sale starting in February 2017 and sold in March 2017, the sale of three multifamily properties in Dallas, Texas that were held for sale in May 2017 and sold in May and June 2017, the sale of two office properties and a parking garage in Sacramento, California and Charlotte, North Carolina, that were held for sale in April 2017 and sold in June 2017, the sale of an office property in Los Angeles, California that was held for sale in May 2017 and sold in September 2017, the sale of two multifamily properties in New York, New York and Houston, Texas that were held for sale in July 2017 and sold in September and December 2017, respectively, the sale of two office properties in Washington, D.C. that were held for sale in August 2017 and sold in August and October 2017, and the acceleration of tenant improvement depreciation and lease commission amortization during the nine months ended September 30, 2017 in connection with the early termination of a large tenant at one of our California properties who vacated in December 2017, partially offset by depreciation expense related to two office properties in San Francisco, California and Beverly Hills, California, which were acquired in December 2017 and January 2018, respectively, as well as additional capital expenditures.  Depreciation expense is expected to decrease materially for the remainder of 2018 as a result of our completed sales in 2017, partially offset by increases from the aforementioned acquisitions.

Impairment of Real Estate: Impairment of real estate was $0 for the nine months ended September 30, 2018 and $13,100,000 for the nine months ended September 30, 2017.  In August 2017, we negotiated an agreement with an unrelated third-party for the sale of an office property, which was sold in October 2017.  We determined the book value of this property exceeded its estimated fair value less costs to sell, and as such, an impairment charge of $13,100,000 was recognized in June 2017.  Our determination of fair value was based on the sales price negotiated with the third-party buyer.

Provision for Income Taxes: Provision for income taxes was $795,000 for the nine months ended September 30, 2018, a decrease of $398,000, compared to $1,193,000 for the nine months ended September 30, 2017, due to a decrease in taxable income at our taxable REIT subsidiaries.

Comparison of the Year Ended December 31, 2017 to the Year Ended December 31, 2016

Net Income

	Year Ended
	December 31,		Change
	2017	2016	$	%
	(dollars in thousands)
Total revenues	$236,376	$265,931	$(29,555)	(11.1)%
Total expenses	256,979	273,239	(16,260)	(6.0)%
Gain on sale of real estate	401,737	39,666	362,071	—
Net income from discontinued operations	—	3,853	(3,853)	—
Net income	379,758	34,565	345,193	—

Net income increased to $379,758,000 for the year ended December 31, 2017, compared to $34,565,000 for the year ended December 31, 2016.  The increase is primarily attributable to a gain on sale of real estate of $401,737,000 in 2017, as compared to $39,666,000 in 2016, a decrease of $13,604,000 in depreciation and amortization, a decrease of $3,540,000 in asset management and other fees to related parties, a decrease in corporate general and administrative expenses of $1,213,000, partially offset by an increase of $13,100,000 in impairment of real estate, an increase of $11,522,000 in transaction costs, a decrease of $4,954,000 in net operating income of our operating segments in continuing operations, a decrease of $3,853,000 in net income from discontinued operations, and an increase of $2,076,000 in interest expense.

Funds from Operations

We believe that FFO is a widely recognized and appropriate measure of the performance of a REIT and that it is frequently used by security analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO represents net income (loss) available to common stockholders, computed in accordance with GAAP, excluding gains (or losses) from sales of real estate, impairment of real estate, and real estate depreciation and amortization, and deducting redeemable preferred stock dividends accumulated.  We calculate FFO in accordance with the standards established by the NAREIT.

Like any metric, FFO should not be used as the only measure of our performance because it excludes depreciation and amortization and captures neither the changes in the value of our real estate properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our operating results.  Other REITs may not calculate FFO in accordance with the standards established by the NAREIT; accordingly, our FFO may not be comparable to the FFOs of other REITs.  Therefore, FFO should be considered only as a supplement to net income as a measure of our performance and should not be used as a supplement to or substitute measure for cash flows from operating activities computed in accordance with GAAP.  FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends.

The following table sets forth a reconciliation of net income available to common stockholders to FFO attributable to common stockholders:

	Year Ended December 31,
	2017	2016
	(in thousands)
Net income available to common stockholders	$379,249	$34,538
Depreciation and amortization	58,364	71,968
Impairment of real estate	13,100	—
Gain on sale of depreciable assets	(401,737)	(39,666)
Redeemable preferred stock dividends accumulated	(1,436)	—
FFO attributable to common stockholders	$47,540	$66,840

FFO attributable to common stockholders was $47,540,000 for the year ended December 31, 2017, a decrease of $19,300,000 compared to $66,840,000 for the year ended December 31, 2016.  The decrease was primarily attributable to an increase of $11,522,000 in transaction costs, a decrease of $4,954,000 in net operating income of our operating segments in continuing operations, a decrease of $3,853,000 in net income from discontinued operations, an increase of $2,076,000 in interest expense, and $1,436,000 in redeemable preferred stock dividends accumulated, which were partially offset by a decrease of $3,540,000 in asset management and other fees to related parties and a decrease in corporate general and administrative expenses of $1,213,000.

Summary Segment Results

During the years ended December 31, 2017 and 2016, the Company operated in four segments: office, hotel and multifamily properties and lending.  Set forth and described below are summary segment results for our four segments included in continuing operations.

	Year Ended
	December 31,		Change
	2017	2016	$	%
	(dollars in thousands)
Revenues:
Office	$174,004	$187,435	$(13,431)	(7.2)%
Hotel	38,585	48,379	(9,794)	(20.2)%
Multifamily	13,566	20,303	(6,737)	(33.2)%
Lending	10,221	9,814	407	4.1%

Expenses:
Office	69,782	82,451	(12,669)	(15.4)%
Hotel	25,136	32,459	(7,323)	(22.6)%
Multifamily	8,118	12,357	(4,239)	(34.3)%
Lending	4,888	5,258	(370)	(7.0)%

Revenues

Office Revenue:  Office revenue includes rental revenue from office properties, expense reimbursements and lease termination income.  Office revenue decreased to $174,004,000, or by 7.2%, for the year ended December 31, 2017 compared to $187,435,000 for the year ended December 31, 2016.  The decrease is primarily due to the sale of an office property in San Francisco, California in March 2017, the sale of an office property in Charlotte, North Carolina in June 2017, the sale of an office property and parking garage in Sacramento, California in June 2017, the sale of two office properties in Washington, D.C. in August and October 2017, and the sale of an office property in Los Angeles, California in September 2017, partially offset by an increase in expense reimbursements revenue at certain of our Washington, D.C. properties, one of which was sold in August 2017, an increase in lease termination income at one of our California properties due to recognition of fees in connection with the early termination of a large tenant effective in January 2018, which space has been subsequently leased and an increase at certain of our California and Washington, D.C. properties due to increases in both occupancy and rental rates.  The aforementioned sales are expected to cause office revenue to decrease materially in 2018.  However, such decrease is expected to be partially offset by revenue increases from the acquisitions of an office property in San Francisco, California in December 2017 and an office property in Beverly Hills, California in January 2018.

Hotel Revenue:  Hotel revenue decreased to $38,585,000, or by 20.2%, for the year ended December 31, 2017 compared to $48,379,000 for the year ended December 31, 2016.  The decrease is primarily due to the sale of two hotel properties in February and July 2016.

Multifamily Revenue:  Multifamily revenue decreased to $13,566,000, or by 33.2%, for the year ended December 31, 2017 compared to $20,303,000 for the year ended December 31, 2016.  The decrease is primarily due to the sale of the three multifamily properties in Dallas, Texas in May and June 2017, the sale of a multifamily property in New York, New York in September 2017, and a decrease at the Houston, Texas property sold in December 2017 as a result of decreased rents.  The aforementioned sales of our multifamily properties will result in no multifamily revenue in 2018.  Additionally, we have assessed the sale of our multifamily properties in accordance with ASC 205-20, Discontinued Operations and we concluded the disposals do not represent a strategic shift that will have a major effect on our operations and financial results and they should not be classified as discontinued operations on our consolidated financial statements.

Lending Revenue:  Lending revenue represents revenue from our lending subsidiaries included in continuing operations, including interest income on loans and other loan related fee income.  Lending revenue increased to $10,221,000, or by 4.1%, for the year ended December 31, 2017 compared to $9,814,000 for the year ended December 31, 2016.  The increase is primarily related to a break-up fee received during the year ended December 31, 2017.

Expenses

Office Expenses:  Office expenses decreased to $69,782,000, or by 15.4%, for the year ended December 31, 2017 compared to $82,451,000 for the year ended December 31, 2016.  The decrease is primarily due to reduced real estate taxes for the year ended December 31, 2017 as a result of our transfer of the right to collect supplemental real estate tax reimbursements related to an office property in San Francisco, California in March 2017, the sale of the same office property in San Francisco, California in March 2017, the sale of an office property and parking garage in Sacramento, California in June 2017, a decrease in real estate taxes for the year ended December 31, 2017 at our office property in Charlotte, North Carolina, the sale of the same office property in Charlotte, North Carolina in June 2017, the sale of two office properties in Washington, D.C. in August and October 2017, and the sale of an office property in Los Angeles, California in September 2017, a decrease in real estate taxes at certain of our California properties, due to supplemental tax assessments received during 2016, partially offset by an increase in other tenant reimbursable expenses at certain of our Washington, D.C. properties, one of which was sold in August 2017.  The aforementioned sales are expected to cause office expenses to decrease materially in 2018.  However, such decrease is expected to be partially offset by expense increases from the acquisitions of on office property in San Francisco, California in December 2017 and an office property in Beverly Hills, California in January 2018.

Hotel Expenses:  Hotel expenses decreased to $25,136,000, or by 22.6%, for the year ended December 31, 2017 compared to $32,459,000 for the year ended December 31, 2016.  The decrease is primarily due to the sale of two hotel properties in February and July 2016.

Multifamily Expenses:  Multifamily expenses decreased to $8,118,000, or by 34.3%, for the year ended December 31, 2017 compared to $12,357,000 for the year ended December 31, 2016.  The decrease is primarily due to the sale of the three multifamily properties in Dallas, Texas in May and June 2017, the sale of a multifamily property in New York, New York in September 2017, and a decrease in legal fees at the same New York property.  The aforementioned sales of our multifamily properties, and the sale of the multifamily property in Houston, Texas in December 2017, will result in no multifamily expenses in 2018.  Additionally, we have assessed the sale of our multifamily properties in accordance with ASC 205-20, Discontinued Operations and we concluded the disposals do not represent a strategic shift that will have a major effect on our operations and financial results and they should not be classified as discontinued operations on our consolidated financial statements.

Lending Expenses:  Lending expenses represent expenses from our lending subsidiaries included in continuing operations, including general and administrative expenses and fees to related party, related to the operation of the lending business.  Lending expenses decreased to $4,888,000, or by 7.0%, for the year ended December 31, 2017 compared to $5,258,000 for the year ended December 31, 2016, primarily due to a decrease in fees to related party and reductions in general and administrative costs associated with assets acquired in liquidation, partially offset by the recognition of a provision for loan losses during the year ended December 31, 2017 compared to a recovery of loan losses during the year ended December 31, 2016.

Asset Management and Other Fees to Related Parties:  Asset management fees totaled $22,229,000 for the year ended December 31, 2017 compared to $25,753,000 for the year ended December 31, 2016.  Asset management fees are calculated based on a percentage of the daily average adjusted fair value of CIM Urban’s assets, which are appraised in the fourth quarter of each year.  The lower fees reflect a decrease in the adjusted fair value of CIM Urban’s assets due to the sale of a hotel property in February 2016, the sale of a hotel property in July 2016, the sale of an office property in March 2017, the sale of two multifamily properties in May 2017, the sale of two office properties, a parking garage, and one multifamily property in June 2017, the sale of an office property in August 2017, the sale of an office property and a multifamily property in September 2017, the sale of an office property in October 2017, and the sale of a multifamily property in December 2017, partially offset by incremental capital expenditures during 2017 and the acquisition of an office property in December 2017.  The Company also pays a base service fee to the Administrator, a related party, which totaled $1,060,000 for the year ended December 31, 2017 compared to $1,043,000 for the year ended December 31, 2016.  In addition, the Administrator received compensation and/or reimbursement for performing certain services for the Company and its subsidiaries that are not covered under the base service fee.  For the years ended December 31, 2017 and 2016, we expensed $3,065,000 and $3,120,000 for such services, respectively.  For the years ended December 31, 2017 and 2016, we also expensed $433,000 and $411,000, respectively, related to corporate services subject to reimbursement by us under the CIM SBA Staffing and Reimbursement Agreement.  Asset management fees are expected to decrease materially in 2018 as a result of our completed sales, partially offset by an increase resulting from the acquisitions of two office properties in December 2017 and January 2018.

Interest Expense:  Interest expense, which is not allocated to our operating segments, was $35,924,000 for the year ended December 31, 2017, an increase of $2,076,000, compared to $33,848,000 for the year ended December 31, 2016.  The increase is primarily due to interest expense on our $392,000,000 mortgage loans entered into in June 2016, partially offset by a decrease in interest expense due to the payoff of a $25,331,000 mortgage in March 2017 in connection with the sale of an office property in San Francisco, California, the payoff of mortgages with a combined balance of $38,781,000 in connection with the sale of our three multifamily properties in Dallas, Texas in May and June 2017, and a decrease in interest expense, including the impact of interest rate swaps, and loan amortization expense under the unsecured credit and term loan facilities, primarily due to lower average outstanding loan balances under the unsecured credit and term loan facilities.  Our interest expense is expected to decrease in 2018 due to the payoffs and buyers’ assumptions of loans in connection with our sales of real estate totaling $114,372,000 in 2017, and the repayment of $215,000,000 of outstanding borrowings on our unsecured term loan facility.  However, the magnitude of any such decrease cannot be predicted as it will depend on a number of factors such as our outstanding borrowings and the terms of any new borrowings we may enter into.

General and Administrative Expenses:  General and administrative expenses, which have not been allocated to our operating segments, were $3,018,000 for the year ended December 31, 2017, a decrease of $1,213,000, compared to $4,231,000 for the year ended December 31, 2016.  The decrease is primarily due to a decrease in consulting fees, professional fees, and stockholder services expenses.

Transaction Costs:  Transaction costs totaling $11,862,000 for the year ended December 31, 2017 represent a $11,522,000 increase from $340,000 for the year ended December 31, 2016, primarily due to the $11,845,000 payment made in August 2017 in connection with a suit filed by the City and County of San Francisco claiming past due real property transfer tax relating to a transaction in a prior year.  The Company filed claims for refund in January 2018 in an effort to recover the full amounts paid.  These claims were denied by the City and County of San Francisco in July 2018.  In September 2018, the Company filed a lawsuit against the City and County of San Francisco seeking a refund of the $11,845,000 in penalties, interest and legal fees paid.  The Company intends to vigorously pursue this litigation.  The costs incurred in 2016 primarily represent abandoned project costs.

Depreciation and Amortization Expense:  Depreciation and amortization expense was $58,364,000 for the year ended December 31, 2017, a decrease of $13,604,000, compared to $71,968,000 for the year ended December 31, 2016.  The decrease is primarily due to the sale of a hotel property in July 2016, the sale of an office property in San Francisco, California that was held for sale starting in mid-February 2017 and sold in March 2017, the sale of three multifamily properties in Dallas, Texas that were held for sale in May 2017 and sold in May and June 2017, the sale of two office properties and a parking garage in Sacramento, California and Charlotte, North Carolina that were held for sale in April 2017 and sold in June 2017, the sale of an office property in Los Angeles, California that was held for sale in May 2017 and sold in September 2017, the sale of two multifamily properties in New York, New York and Houston, Texas that were held for sale in July 2017 and sold in September and December 2017, respectively, the sale of two office properties in Washington, D.C. that were held for sale in August 2017 and sold in August and October 2017, partially offset by the acceleration of tenant improvement depreciation and lease commission amortization in connection with the early termination of a large tenant at one of our California properties effective in January 2018, and an increase in depreciation expense associated with additional capital expenditures.  Depreciation expense is expected to decrease materially in 2018 as a result of our completed sales in 2017, partially offset by increases from the acquisitions of an office property in San Francisco, California in December 2017 and an office property in Beverly Hills, California in January 2018.

Impairment of Real Estate:  Impairment of real estate was $13,100,000 for the year ended December 31, 2017 and $0 for the year ended December 31, 2016.  In August 2017, we negotiated an agreement with an unrelated third-party for the sale of an office property, which was sold in October 2017.  We determined the book value of this property exceeded its estimated fair value less costs to sell, and as such, an impairment charge of $13,100,000 was recognized for the year ended December 31, 2017.  Our determination of fair value was based on the sale price negotiated with the third-party buyer.

Provision for Income Taxes:  Provision for income taxes was $1,376,000 for the year ended December 31, 2017, a decrease of $270,000, compared to $1,646,000 for the year ended December 31, 2016, due to a decrease in taxable income at one of our taxable REIT subsidiaries, partially offset by an increase in taxable income at another of our taxable REIT subsidiaries.

Discontinued Operations

Net income from discontinued operations represents revenues and expenses from the part of our lending segment that is included in discontinued operations, including interest income on loans and other loan related fee income, offset by expenses, which include general and administrative expenses, fees to related party and direct interest expense.  Net income from discontinued operations was $0 for the year ended December 31, 2017 compared to $3,853,000 for the year ended December 31, 2016.  The decrease is due to the sale of our commercial real estate lending subsidiary in December 2016.

Comparison of the Year Ended December 31, 2016 to the Year Ended December 31, 2015

Net Income

	Year Ended
	December 31,		Change
	2016	2015	$	%
	(dollars in thousands)
Total revenues	$265,931	$276,948	$(11,017)	(4.0)%
Total expenses	273,239	273,122	117	—
Gain on sale of real estate	39,666	3,092	36,574	—
Net income from discontinued operations	3,853	18,291	(14,438)	(78.9)%
Net income	34,565	24,403	10,162	41.6%

Net income increased to $34,565,000, or by 41.6%, for the year ended December 31, 2016, compared to $24,403,000 for the year ended December 31, 2015.  The increase was primarily attributable to a gain on sale of real estate of $39,666,000 in 2016, as compared to $3,092,000 in 2015, a decrease in corporate general and administrative expenses of $2,390,000 and a decrease of $1,042,000 in transaction costs, partially offset by a decrease of $14,438,000 in net income from discontinued operations, an increase of $11,063,000 in interest expense, a decrease of $2,888,000 in net operating income of our operating segments in continuing operations and an increase of $1,008,000 in asset management and other fees to related parties.

Funds From Operations

We believe that FFO is a widely recognized and appropriate measure of the performance of a REIT and that it is frequently used by security analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO represents net income (loss) available to common stockholders, computed in accordance with GAAP, excluding gains (or losses) from sales of real estate, impairment of real estate, and real estate depreciation and amortization, and deducting redeemable preferred stock dividends accumulated.  We calculate FFO in accordance with the standards established by the NAREIT.

Like any metric, FFO should not be used as the only measure of our performance because it excludes depreciation and amortization and captures neither the changes in the value of our real estate properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our operating results.  Other REITs may not calculate FFO in accordance with the standards established by the NAREIT; accordingly, our FFO may not be comparable to the FFOs of other REITs.  Therefore, FFO should be considered only as a supplement to net income as a measure of our performance and should not be used as a supplement to or substitute measure for cash flows from operating activities computed in accordance with GAAP.  FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends.

The following table sets forth a reconciliation of net income available to common stockholders to FFO attributable to common stockholders:

	Year Ended December 31,
	2016	2015
	(in thousands)
Net income available to common stockholders	$34,538	$24,392
Depreciation and amortization	71,968	72,361
Gain on sale of depreciable assets	(39,666)	(3,092)
FFO attributable to common stockholders	$66,840	$93,661

FFO attributable to common stockholders was $66,840,000 for the year ended December 31, 2016, a decrease of $26,821,000, compared to $93,661,000 for the year ended December 31, 2015.  The decrease was primarily attributable to a decrease of $14,438,000 in net income from discontinued operations, an increase of $11,063,000 in interest expense, a decrease of $2,888,000 in net operating income of our operating segments in continuing operations and an increase of $1,008,000 in asset management and other fees to related parties, which were partially offset by a decrease in corporate general and administrative expenses of $2,390,000 and a decrease of $1,042,000 in transaction costs.

Summary Segment Results

Set forth and described below are summary segment results for our four segments included in continuing operations.

	Year Ended
	December 31,		Change
	2016	2015	$	%
	(dollars in thousands)
Revenues:
Office	$187,435	$188,270	$(835)	(0.4)%
Hotel	48,379	61,436	(13,057)	(21.3)%
Multifamily	20,303	18,721	1,582	8.5%
Lending	9,814	8,521	1,293	15.2%
Expenses:
Office	82,451	80,785	1,666	2.1%
Hotel	32,459	41,974	(9,515)	(22.7)%
Multifamily	12,357	12,168	189	1.6%
Lending	5,258	5,727	(469)	(8.2)%

Revenues

Office Revenue:  Office revenue includes rental revenues from office properties, expense reimbursements and lease termination income.  Office revenue decreased to $187,435,000, or by 0.4%, for the year ended December 31, 2016 compared to $188,270,000 for the year ended December 31, 2015.  The decrease was primarily due to a decrease in revenue at certain of our Washington D.C. properties primarily due to the expiration of a lease with a large tenant in January 2016, a decrease in revenue at our Sacramento, California property due to the expiration of a lease with a large tenant in June 2015, and a decrease in expense reimbursements revenue at one of our Washington D.C. properties.  These decreases were partially offset by revenue increases at certain properties in Washington D.C. and California primarily due to a full year of occupancy for certain tenants in 2016 and increased rental rates, as well as the renewal in 2016 of a large lease at market rents at one of our San Francisco properties.

Hotel Revenue:  Hotel revenue decreased to $48,379,000, or by 21.3%, for the year ended December 31, 2016 compared to $61,436,000 for the year ended December 31, 2015.  The decrease was primarily due to the sale of two hotel properties in February and July 2016, partially offset by revenue increases at the remaining hotel property due to RevPAR growth resulting from increases in rates and occupancy.

Multifamily Revenue:  Multifamily revenue increased to $20,303,000, or by 8.5%, for the year ended December 31, 2016 compared to $18,721,000 for the year ended December 31, 2015.  The increase was primarily due to higher revenue as a result of increased rates and a full year of increased occupancy at our New York property in 2016, which we began re-leasing as individual units starting in March 2015 following the termination of the lease by our corporate housing tenant.

Lending Revenue:  Lending revenue represents revenue from our lending subsidiaries included in continuing operations, including interest income on loans and other loan related fee income.  Lending revenue increased to $9,814,000, or by 15.2%, for the year ended December 31, 2016 compared to $8,521,000 for the year ended December 31, 2015.  The increase was primarily due to higher revenue as a result of the recognition of accretion for discounts related to increased prepayments on our loans and an increase in premium income from the sale of the guaranteed portion of our SBA 7(a) loans.

Expenses

Office Expenses:  Office expenses increased to $82,451,000, or by 2.1%, for the year ended December 31, 2016 compared to $80,785,000 for the year ended December 31, 2015.  The increase was primarily due to an increase in real estate taxes at certain of our California properties, due to supplemental tax assessments received during 2016, and an increase in earthquake insurance premiums at our California properties.  The increase at our California properties was partially offset by a decrease in electricity expense at our Washington D.C. properties, a decrease in other tenant reimbursable expenses at one of our Washington D.C. properties, and a decrease in expenses associated with our Santa Ana, California property sold in November 2015.

Hotel Expenses:  Hotel expenses decreased to $32,459,000, or by 22.7%, for the year ended December 31, 2016 compared to $41,974,000 for the year ended December 31, 2015.  The decrease was primarily due to the sale of two hotel properties in February and July 2016, partially offset by an increase at our remaining hotel property in operating costs and an increase in real estate taxes due to a reduction in tax accruals during 2015 following the receipt of the actual tax assessment.

Multifamily Expenses:  Multifamily expenses increased to $12,357,000, or by 1.6%, for the year ended December 31, 2016 compared to $12,168,000 for the year ended December 31, 2015.  The increase was primarily due to an increase in legal fees in 2016 at our New York property, as well as increases in real estate taxes at our Dallas properties, partially offset by lower expenses associated with operating our New York property, which was in the process of being re-leased as individual units during 2015 following the termination of the lease by our corporate housing tenant.

Lending Expenses:  Lending expenses represent expenses from our lending subsidiaries included in continuing operations, including general and administrative expenses and fees to related party, related to the operation of the lending business.  Lending expenses decreased to $5,258,000, or by 8.2%, for the year ended December 31, 2016 compared to $5,727,000 for the year ended December 31, 2015, primarily due to a decrease in the amount of reimbursement of fees to related party as a result of decreased payroll and related expenses, and lower interest expense as a result of secured borrowing prepayments and amortization of related deferred premiums.

Asset Management Fees and Other Fees to Related Parties:  Asset management fees totaled $25,753,000 for the year ended December 31, 2016 compared to $24,882,000 for the year ended December 31, 2015.  Asset management fees are calculated based on a percentage of the daily average adjusted fair value of CIM Urban’s assets, which are appraised in the fourth quarter of each year.  The higher fees reflect a net increase in the fair value of CIM Urban’s real estate assets based on the December 31, 2015 appraised values, as well as incremental capital expenditures during 2016, offset by decreases as a result of dispositions.  The Company also pays a base service fee to the Administrator, a related party, which totaled $1,043,000 for the year ended December 31, 2016 compared to $1,010,000 for the year ended December 31, 2015.  In addition, the Administrator received compensation and/or reimbursement for performing certain services for the Company and its subsidiaries that are not covered under the base service fee.  For the years ended December 31, 2016 and 2015, we expensed $3,120,000 and $2,993,000 for such services, respectively.  For the years ended December 31, 2016 and 2015, we also expensed $411,000 and $434,000, respectively, related to corporate services subject to reimbursement by us under the CIM SBA Staffing and Reimbursement Agreement.

Interest Expense:  Interest expense, which is not allocated to our operating segments, was $33,848,000 for the year ended December 31, 2016, an increase of $11,063,000, compared to $22,785,000 for the year ended December 31, 2015.  The increase was primarily due to higher average outstanding loan balances under the unsecured credit and term loan facilities during 2016 compared to 2015 combined with a higher overall interest rate including the impact of interest rate swaps, and interest expense on our $392,000,000 mortgage loans entered into in June 2016, partially offset by lower interest expense as a result of the repayment of $71,237,000 in fixed rate mortgages in April and September 2015.

General and Administrative Expenses:  General and administrative expenses, which have not been allocated to our operating segments, were $4,231,000 for the year ended December 31, 2016, a decrease of $2,390,000, compared to $6,621,000 for the year ended December 31, 2015.  The decrease was primarily due to a decrease in legal, consulting fees, professional services and stock-based compensation expenses.

Transaction Costs:  Transaction costs totaling $340,000 for the year ended December 31, 2016 represent a $1,042,000 decrease from $1,382,000 for the year ended December 31, 2015.  The costs incurred in 2016 primarily represent abandoned project costs, while the costs incurred in 2015 represent abandoned project costs, costs related to the planned disposition of the lending segment, costs associated with evaluating strategies for exiting certain of our non-office real estate portfolio, costs related to the acquisition of a parking lot, and due diligence costs related to potential acquisitions.

Depreciation and Amortization:  Depreciation and amortization expense was $71,968,000 for the year ended December 31, 2016, a decrease of $393,000, compared to $72,361,000 for the year ended December 31, 2015.  The decrease was primarily due to the sale of an office property in November 2015 and two hotel properties in February and July 2016, and decreased amortization expense resulting from certain acquisition-related assets that became fully depreciated, partially offset by an increase in the depreciation expense associated with additional capital expenditures.

Provision for Income Taxes:  Provision for income taxes was $1,646,000 for the year ended December 31, 2016, an increase of $840,000 compared to $806,000 for the year ended December 31, 2015.  The increase was primarily due to increases in taxable income at our taxable REIT subsidiaries.

Discontinued Operations

Net income from discontinued operations: Net income from discontinued operations represents revenues and expenses from the part of our lending segment that is included in discontinued operations, including interest income on loans and other loan related fee income, offset by expenses, which include general and administrative expenses, fees to related party and direct interest expense.  Net income from discontinued operations was $3,853,000 for the year ended December 31, 2016, a decrease of $14,438,000, compared to $18,291,000 for the year ended December 31, 2015.  The decrease was primarily due to a gain of $5,151,000 in 2015, decreased interest income related to the sale of substantially all of our commercial mortgage loans in December 2015 and an increase in interest expense resulting from secured borrowings, partially offset by an increase in interest income from the commercial real estate loans at our commercial real estate lending subsidiary sold in December 2016.

Liquidity and Capital Resources

Sources and Uses of Funds

In September 2014, the Company entered into an $850,000,000 unsecured credit facility with a bank syndicate which consisted of a $450,000,000 revolver, a $325,000,000 term loan and a $75,000,000 delayed-draw term loan.  Outstanding advances under the revolver bore interest at (i) the base rate plus 0.20% to 1.00% or (ii) London Inter-bank Offered Rate (“LIBOR”) plus 1.20% to 2.00%, depending on the maximum consolidated leverage ratio. Outstanding advances under the term loans bore interest at (i) the base rate plus 0.15% to 0.95% or (ii) LIBOR plus 1.15% to 1.95%, depending on the maximum consolidated leverage ratio.  At each of September 30, 2018 and December 31, 2017 and 2016, $0 was outstanding under the unsecured credit facility.  Our unsecured credit facility matured on September 30, 2018.

In May 2015, the Company entered into an unsecured term loan facility with a bank syndicate pursuant to which the Company could borrow up to a maximum of $385,000,000. The term loan facility ranked pari passu with the Company’s unsecured credit facility described above; covenants under the term loan facility were substantially the same as those in the unsecured credit facility. Outstanding advances under the term loan facility bore interest at (i) the base rate plus 0.60% to 1.25% or (ii) LIBOR plus 1.60% to 2.25%, depending on the maximum consolidated leverage ratio. The term loan facility had a maturity date in May 2022. On November 2, 2015, $385,000,000 was drawn under the term loan facility. Proceeds from the term loan facility were used to repay balances outstanding under our unsecured credit facility. On August 3, 2017, we repaid $65,000,000 of outstanding borrowings on our unsecured term loan facility. In connection with such paydown, we wrote off deferred loan costs of $601,000 and related accumulated amortization of $193,000, a proportionate amount to the borrowings being repaid. Additionally, on November 29, 2017, we repaid $150,000,000 of outstanding borrowings on our unsecured term loan facility. In connection with such paydown, we wrote off deferred loan costs of $1,387,000 and related accumulated amortization of $512,000, a proportionate amount to the borrowings being repaid. At September 30, 2018 and December 31, 2017 and 2016, $170,000,000, $170,000,000 and $385,000,000, respectively, was outstanding under the unsecured term loan facility. The interest rate of the term loan facility was effectively converted to a fixed rate of 3.16% through interest rate swaps that converted the interest rate on the first $170,000,000 of our one-month LIBOR indexed variable rate borrowings to a fixed rate. On October 30, 2018, we terminated and repaid the $170,000,000 of outstanding borrowings on our unsecured term loan facility using proceeds from our new revolving credit facility. In connection with the repayment and termination, on October 30, 2018, we wrote off the remaining deferred loan costs of $1,872,000 and related accumulated amortization of $1,064,000.

In June 2016, we entered into six mortgage loan agreements with an aggregate principal amount of $392,000,000.  A portion of the net proceeds from the loans was used to repay outstanding balances under our unsecured credit facility and the remaining portion was used to repurchase shares of our Common Stock in a private repurchase in September 2016.  The June 2017 borrowing used to fund the private share repurchase was repaid using proceeds from subsequent asset sales.

In October 2018, the Company entered into a revolving credit facility with a bank syndicate pursuant to which the Company can borrow up to a maximum of $250,000,000, subject to a borrowing base calculation.  The revolving credit facility is secured by deeds of trust on certain properties.  Outstanding advances under the revolving credit facility bear interest at (i) the base rate plus 0.55% or (ii) LIBOR plus 1.55%.  The revolving credit facility is also subject to an unused commitment fee of 0.15% or 0.25% depending on the amount of aggregate unused commitments.  The revolving credit facility matures in October 2022 and provides for one one-year extension option under certain conditions. We expect the revolving credit facility to remain in place following the potential recapitalization (if it occurs). On October 30, 2018, we borrowed $170,000,000 on this facility to repay outstanding borrowings on our unsecured term loan facility.  At November 2, 2018, $170,000,000 was outstanding under the revolving credit facility and approximately $45,000,000 was available for future borrowings.

At each of September 30, 2018 and December 31, 2017 and 2016, we were in compliance with all of our respective financial covenants under the unsecured credit and term loan facilities.

On April 1, 2015, we paid off a mortgage with an outstanding balance of $12,364,000 using the unsecured credit facility. In addition, on September 1, 2015, we paid off two mortgages with a combined outstanding balance of $58,873,000 using the unsecured credit facility.

On March 28, 2017, in connection with the sale of an office property in San Francisco, California, we paid off a mortgage with an outstanding balance of $25,331,000 using proceeds from the sale. Additionally, we paid a prepayment penalty of $1,508,000 in connection with the prepayment of this mortgage.

On May 30, 2017, in connection with the sale of two multifamily properties, both located in Dallas, Texas, we paid off two mortgages with an aggregate outstanding principal balance of $15,448,000 using proceeds from the sales. Additionally, we paid aggregate prepayment penalties of $1,901,000 in connection with the prepayment of these mortgages.

On June 23, 2017, in connection with the sale of a multifamily property in Dallas, Texas, we paid off a mortgage with an outstanding principal balance of $23,333,000 using proceeds from the sale. Additionally, we paid a prepayment penalty of $2,812,000 in connection with the prepayment of this mortgage.

On September 21, 2017, in connection with the sale of an office property in Los Angeles, California, a mortgage with an outstanding principal balance of $21,700,000, collateralized by such property, was assumed by the buyer.

On December 15, 2017, in connection with the sale of a multifamily property in Houston, Texas, a mortgage with an outstanding principal balance of $28,560,000, collateralized by such property, was assumed by the buyer.

We have an effective registration statement with the SEC with respect to the offer and sale of up to $900,000,000 of units (the “Series A Preferred Units”), with each Series A Preferred Unit consisting of (i) one share of Series A Preferred Stock, par value $0.001 per share, of the Company with an initial stated value of $25.00 per share (“Series A Stated Value”), subject to adjustment, and (ii) one warrant to purchase 0.25 of a share of Common Stock (each, a “Series A Preferred Warrant”).  The registration statement allows us to sell up to a maximum of 36,000,000 Series A Preferred Units.  Holders of our Series A Preferred Stock are entitled to receive, if, as and when authorized by our Board of Directors, and declared by us out of legally available funds, cumulative cash dividends on each share of Series A Preferred Stock at an annual rate of 5.5% of the Series A Stated Value (i.e.  the equivalent of $0.34375 per share per quarter).  The exercise price of each Series A Preferred Warrant is at a 15.0% premium to the per share estimated NAV of our Common Stock (as most recently published by us at the time of each issuance).  As of September 30, 2018, we had issued 2,462,104 Series A Preferred Units and received net proceeds of $56,364,000 after commissions, fees and allocated costs.  As of September 30, 2018, 4,785 shares of Series A Preferred Stock had been redeemed and, in September 2018, we received a request to redeem 200 shares of Series A Preferred Stock, which were redeemed in October 2018.

On November 21, 2017, we issued 8,080,740 shares of Series L Preferred Stock and received net proceeds of $207,845,000 after commissions, fees, allocated costs, and discount.  Holders of Series L Preferred Stock are entitled to receive, if, as and when authorized by our Board of Directors, and declared by us out of legally available funds, cumulative cash dividends on each share of Series L Preferred Stock at an annual rate of 5.5% of the stated value of the Series L Preferred Stock (i.e., the equivalent of $1.56035 per share per year), with the first distribution expected to be payable in January 2019.  If the Company fails to timely declare distributions or fails to timely pay distributions on the Series L Preferred Stock, the annual dividend rate of the Series L Preferred Stock will temporarily increase by 1.0% per year, up to a maximum rate of 8.5%.

We currently have substantial unrestricted cash and borrowing capacity, and may finance our future activities through one or more of the following methods: (i) offerings of shares of Common Stock, preferred stock, senior unsecured securities, and or other equity and debt securities; (ii) credit facilities and term loans; (iii) the addition of senior recourse or non-recourse debt using target acquisitions as well as existing assets as collateral; (iv) the sale of existing assets; and or (v) cash flows from operations.

Our long-term liquidity needs will consist primarily of funds necessary for acquisitions of assets, development or repositioning of properties, capital expenditures, refinancing of indebtedness, paying distributions on our Series A Preferred

Stock , Series L Preferred Stock or any other preferred stock we may issue and redemption of our Series A Preferred Stock or Series L Preferred Stock (if we choose, or are required, to pay the redemption price in cash instead of in shares of our Common Stock) and distributions on our Common Stock.  We may not have sufficient funds on hand or may not be able to obtain additional financing to cover all of these long-term cash requirements although, it should be noted that we do not currently have any significant property development or repositioning projects planned.  The nature of our business, and the requirements imposed by REIT rules that we distribute a substantial majority of our REIT taxable income on an annual basis in the form of dividends, may cause us to have substantial liquidity needs over the long-term.  We will seek to satisfy our long-term liquidity needs through one or more of the methods described in the immediately preceding paragraph.  These sources of funding may not be available on attractive terms or at all.  If we cannot obtain additional funding for our long-term liquidity needs, our assets may generate lower cash flows or decline in value, or both, which may cause us to sell assets at a time when we would not otherwise do so and could have a material adverse effect on our business, financial condition, results of operations, cash flow or our ability to satisfy our debt service obligations or to maintain our level of distributions on our Common Stock or, Series A Preferred Stock or Series L Preferred Stock.

Available Borrowings, Cash Balances and Capital Resources

We have typically financed our capital needs through offerings of shares of preferred stock, long-term secured mortgages, unsecured term loan facilities, unsecured short-term credit facilities, and cash flows from operations. As of September 30, 2018 and December 31, 2017 and 2016, we had total indebtedness of $664,400,000, $630,852,000, and $967,886,000, respectively. As of September 30, 2018 and December 31, 2017 and 2016, $170,000,000, $170,000,000 and $385,000,000, respectively of borrowings under credit and term loan facilities were included in total indebtedness. On October 30, 2018, we repaid and terminated our unsecured term loan facility. At each of September 30, 2018 and December 31, 2017 and 2016, $170,000,000, $170,000,000 and $385,000,000, respectively ($0 under the unsecured credit facility, which matured on September 30, 2018, and $170,000,000, $170,000,000 and $385,000,000, respectively under the unsecured term loan facility) was outstanding under our unsecured credit and term loan facilities. At November 2, 2018, September 30, 2018 and December 31, 2017 and 2016, $0, $0, approximately $200,000,000 and approximately $200,000,000, respectively, was available for future borrowings under our unsecured credit and term loan facilities. At November 2, 2018, $170,000,000 was outstanding under our revolving credit facility and approximately $45,000,000 was available for future borrowings.

Cash Flow Analysis

Comparison of the Nine Months Ended September 30, 2018 to the Nine Months Ended September 30, 2017

Our cash and cash equivalents and restricted cash totaled $118,564,000 and $156,318,000 at September 30, 2018 and December 31, 2017, respectively.  Our cash flows from operating activities are primarily dependent upon the real estate assets owned, occupancy level of our real estate assets, the rental rates achieved through our leases, the collectability of rent and recoveries from our tenants, and loan related activity.  Our cash flows from operating activities are also impacted by fluctuations in operating expenses and other general and administrative costs.  Net cash provided by operating activities totaled $49,801,000 for the nine months ended September 30, 2018 compared to $17,179,000 for the nine months ended September 30, 2017.  The increase was primarily due to an increase of $27,708,000 resulting from a lower level of working capital used compared to the prior period, an increase of $9,392,000 in net income adjusted for the gain on sale of real estate, depreciation and amortization expense, impairment of real estate, and the transfer of the right to collect supplemental real estate tax reimbursements at an office property in San Francisco, California that we sold in March 2017, and an increase of $4,707,000 in proceeds from the sale of guaranteed loans, and partially offset by a $5,324,000 decrease in principal collected on loans subject to secured borrowings, and a $2,841,000 increase in loans funded.

Our cash flows from investing activities are primarily related to property acquisitions and sales, expenditures for development and redevelopment projects, capital expenditures and cash flows associated with loans originated at our lending segment.  Net cash used in investing activities for the nine months ended September 30, 2018 was $126,892,000 compared to net cash provided by investing activities of $827,950,000 in the corresponding period in 2017.  The decrease was primarily due to a decrease of $851,629,000 in cash generated from the sale of real estate during the nine months ended September 30, 2017 and an increase in the acquisition of real estate cash outflow of $112,048,000 during the nine months ended September 30, 2018, partially offset by a decrease of $8,936,000 in additions to investments in real estate.

Our cash flows from financing activities are generally impacted by borrowings and capital activities.  Net cash provided by financing activities for the nine months ended September 30, 2018 was $39,337,000 compared to cash used in financing activities of $741,688,000 in the corresponding period in 2017.  The increase in cash flows from financing activities was primarily due to $576,000,000 used during the nine months ended September 30, 2017 to repurchase our Common Stock and net borrowings, inclusive of secured borrowings and SBA 7(a) loan-backed notes of the lending business, of $34,091,000 for the nine months ended September 30, 2018, compared with net payments of $137,688,000 for the nine months ended September 30, 2017, mainly due to the prepayment of mortgages in connection with the sale of real estate, and a repayment of $65,000,000 of outstanding borrowings on our unsecured term loan facility in August 2017.  Proceeds from the issuance of our Series A Preferred Units were $27,046,000 during the nine months ended September 30, 2018 compared to $11,649,000 in the corresponding period in 2017, while cash used for the payment of deferred stock offering costs totaled $1,124,000 for the nine months ended September 30, 2018, compared to $1,462,000 in the corresponding period in 2017.  Dividends of $19,400,000 for the nine months ended September 30, 2018 were sourced from cash provided by operating activities, while dividends of $37,838,000 for the nine months ended September 30, 2017 were sourced from cash provided by operating activities of $17,179,000 and cash on hand at the beginning of the period of $144,449,000.

Comparison of the Year Ended December 31, 2017 to the Year Ended December 31, 2016

Our cash and cash equivalents totaled $129,310,000 and $144,449,000 at December 31, 2017 and 2016, respectively.  Our cash flows from operating activities are primarily dependent upon the real estate assets owned, occupancy level of our real estate assets, the rental rates achieved through our leases, and the collectability of rent and recoveries from our tenants.  Our cash flows from operating activities are also impacted by fluctuations in operating expenses and other general and administrative costs.  Net cash used in operating activities totaled $1,145,000 for the year ended December 31, 2017 compared to net cash provided by operating activities of $51,873,000 for the year ended December 31, 2016.  The decrease is primarily due to a decrease of $31,562,000 resulting from a higher level of working capital used compared to the prior period, primarily due to a $20,000,000 deposit on an office property we acquired in January 2018, a $17,382,000 decrease in net income adjusted for the gain on real estate, depreciation and amortization expense, and impairment of real estate, a $19,003,000 increase in loans funded, partially offset by an increase of $12,776,000 in proceeds from the sale of guaranteed loans.

Our cash flows from investing activities are primarily related to property acquisitions and sales, expenditures for development and redevelopment projects, capital expenditures and cash flows associated with loans originated at our lending segment.  Net cash provided by investing activities for the year ended December 31, 2017 was $968,656,000 compared to $29,526,000 in the corresponding period in 2016.  The increase is primarily due to an increase of $917,547,000 in proceeds from the sale of real estate during the year ended December 31, 2017 compared to the prior period, a decrease of $46,922,000 in loans funded, an increase in the change in restricted cash of $30,302,000 primarily due to the release of reserves during the year ended December 31, 2017 in connection with the payoff of mortgages on three multifamily properties in Dallas, Texas sold in May and June 2017, and the release of reserves associated with our mortgage loans entered into in June 2016, as compared to funding of such reserves in 2016, a decrease in additions to investments in real estate of $14,313,000, partially offset by a decrease of $26,766,000 in proceeds from sale of assets held for sale, a decrease of $22,587,000 in principal collected on loans and an increase of $19,631,000 in funds used for the acquisition of an office property in December 2017.

Our cash flows from financing activities are generally impacted by borrowings and capital activities.  Net cash used in financing activities for the year ended December 31, 2017 was $982,650,000 compared to $77,522,000 in the corresponding period in 2016.  The primary reason for the increase in net cash used in financing activities is our repurchase of $886,010,000 of Common Stock during the year ended December 31, 2017 compared to $290,134,000 in the corresponding period in 2016.  We funded the repurchases using available cash from asset sales as well as, in the case of the June 12, 2017 repurchase, from short-term borrowings on our unsecured credit facility.  We had net debt payments, inclusive of secured borrowings of the lending business, of $287,551,000 for the year ended December 31, 2017, primarily due to the repayment of $215,000,000 of outstanding borrowings on our unsecured term loan facility in August and November 2017, and the prepayment of mortgages in connection with the sale of real estate, compared to net borrowings of $292,491,000 in the corresponding period in 2016, primarily due to the $392,000,000 mortgage loans we entered into in June 2016 partially offset by the repayment of $107,000,000 of outstanding borrowings on our unsecured term loan facility.  Proceeds from the issuances of Series L Preferred Stock and Series A Preferred Units were $210,377,000 and $28,197,000, respectively, during the year ended December 31, 2017, compared to $0 and $1,434,000, respectively, in the corresponding period in 2016.  Cash used for the payment of deferred offering costs totaled $3,832,000 during the year ended December 31, 2017 compared to $1,960,000 in the corresponding period in 2016.  Dividends of $43,449,000 for the year ended December 31, 2017 were sourced from cash on hand at the beginning of the period of $144,449,000, while dividends of $77,316,000 for the year ended December 31, 2016 were sourced from net cash provided by operating activities of $51,873,000 and net proceeds from the sale of real estate properties of $94,568,000.  Cash used for the payment of deferred loan costs totaled $304,000 during the year ended December 31, 2017 and primarily related to the extension fee paid on our unsecured credit facility, while deferred loan costs of $1,994,000 paid in the corresponding period in 2016 were primarily related to the $392,000,000 mortgage loans we entered into in June 2016.

Comparison of the Year Ended December 31, 2016 to the Year Ended December 31, 2015

Our cash and cash equivalents, inclusive of cash associated with assets held for sale, totaled $144,449,000 and $140,572,000 at December 31, 2016 and 2015, respectively.  Our cash flows from operating activities are primarily dependent upon the real estate assets owned, occupancy level of our real estate assets, the rental rates achieved through our leases, and the collectability of rent and recoveries from our tenants.  Our cash flows from operating activities are also impacted by fluctuations in operating expenses and other general and administrative costs.  Net cash provided by operating activities totaled $51,873,000 for the year ended December 31, 2016 compared to $77,035,000 for the year ended December 31, 2015.  The decrease was primarily due to a decrease of $21,261,000 in net income adjusted for the gain on real estate and gain on disposition of assets held for sale, a decrease of $8,615,000 resulting from increased funding for loans, and a decrease of $9,444,000 resulting from a higher level of working capital used, partially offset by an increase of $10,562,000 in proceeds from sale of guaranteed loans.

Our cash flows from investing activities are primarily related to property acquisitions and sales, expenditures for development and redevelopment projects, capital expenditures and cash flows associated with loans originated at our lending segment.  Net cash provided by investing activities for the year ended December 31, 2016 was $29,526,000 compared to $64,272,000 in the corresponding period in 2015.  The decrease was primarily due to a $55,506,000 decrease in proceeds from the sale of assets held for sale, an increase in loans funded of $36,153,000, an increase in the change in restricted cash of $26,841,000 primarily related to reserves funded in connection with our six mortgage loan agreements entered into in June 2016, an increase of $8,800,000 in additions to investments in real estate, and a decrease of $6,480,000 in principal collected on loans.  These decreases were partially offset by an increase of $86,782,000 in proceeds from the sale of two hotel properties in February and July 2016, compared to the sale of an office property in November 2015, an increase of $11,143,000 relating to an acquisition in 2015 compared to no use of proceeds in 2016 for acquisitions, and an increase of $1,109,000 in other investing activity.

Our cash flows from financing activities are generally impacted by borrowings and capital activities.  Net cash used in financing activities for the year ended December 31, 2016 was $77,522,000 compared to $28,287,000 in the corresponding period in 2015.  We had net borrowings, inclusive of secured borrowings of the lending business, of $292,491,000 for the year ended December 31, 2016, compared to $60,633,000 in the corresponding period in 2015.  Deferred loan costs of $1,994,000 were paid during the year ended December 31, 2016 primarily related to the $392,000,000 mortgage loans compared to $3,596,000 paid during the corresponding period in 2015 primarily related to the unsecured term loan facility.  In addition, the total cash used related to repurchase of our Common Stock during 2016 was $290,134,000.  We funded the tender offer using available cash from asset sales and borrowings on our unsecured credit facility and we funded the repurchase using proceeds from the six mortgage loans obtained in June 2016.  Proceeds from the issuance of our Series A Preferred Units consisting of Series A Preferred Stock and associated Series A Preferred Warrants were $1,434,000, while cash used for payment of deferred stock offering costs were $1,960,000 for the year ended December 31, 2016.  During the year ended December 31, 2016, dividends of $77,316,000 were sourced from net cash provided by operating activities of $51,873,000 and net proceeds from sale of real estate properties of $94,568,000, while during the year ended December 31, 2015, dividends of $85,389,000 were sourced from net cash provided by operating activities of $77,035,000 and principal collected on loans, net of loans funded, of $10,102,000.

Contractual Obligations, Commitments and Contingencies

During the nine months ended September 30, 2018, there were no material changes outside the ordinary course of business relating to our contractual obligations as compared to those at December 31, 2017.  The following summarizes our contractual obligations at December 31, 2017:

	Payments Due by Period
Contractual Obligations	Total	2018	2019 - 2020	2021 - 2022	Thereafter
	(in thousands)
Debt:
Mortgages payable	$416,300	$—	$—	$679	$415,621
Other principal (1)	197,070	—	—	170,000	27,070
Secured borrowings (2)	20,691	536	1,511	1,647	16,997
Interest and fees:
Debt (3)	207,343	25,716	50,380	46,380	84,867
Other Contractual Obligations:
Borrower advances	4,091	4,091	—	—	—
Loan commitments	16,054	16,054	—	—	—
Tenant improvements	23,836	20,757	3,079	—	—
Operating leases (4)	359	253	106	—	—
Total contractual obligations	$885,744	$67,407	$55,076	$218,706	$544,555

(1)         Represents the junior subordinated notes and unsecured term loan facility.

(2)         Principal payments on secured borrowings are generally dependent upon cash flows received from the underlying loans.  Our estimate of their repayment is based on scheduled principal payments on the underlying loans.  Our estimate will differ from actual amounts to the extent we experience prepayments and/or loan liquidations or charge-offs.  No payment is due unless payments are received from the borrowers on the underlying loans.  Excludes deferred premiums which do not represent a future outlay of cash since they are amortized over the life of the loan as a reduction to interest expense.

(3)         Excludes premiums and discounts.  For the mortgages payable, the interest expense is calculated based on the effective interest rate on the related debt.  For our unsecured credit facility, we use the balance outstanding and the applicable rates in effect at December 31, 2017 to calculate interest expense and unused commitment fees.  For our unsecured term loan facility, the impact of the interest rate swap contracts is incorporated.  For our secured borrowings related to our government guaranteed loans, we use the variable rate in effect at December 31, 2017.

(4)         Represents future minimum lease payments under our operating leases for office space.

Off Balance Sheet Arrangements

At September 30, 2018, we did not have any off-balance sheet arrangements.

Critical Accounting Policies and Estimates and Recently Issued Accounting Pronouncements

The discussion and analysis of our historical financial condition and results of operations is based upon our consolidated financial statements, which have been prepared in accordance with GAAP.  The preparation of financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  While we believe that our estimates are based on reasonable assumptions and judgments at the time they are made, some of our assumptions, estimates and judgments will inevitably prove to be incorrect.  As a result, actual results could differ from our estimates, and those differences could be material.

We believe the following critical accounting policies, among others, affect our more significant estimates and assumptions used in preparing our consolidated financial statements.  For a discussion of recently issued accounting literature, see Note 2 to our consolidated financial statements as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 included in this Information Statement.

Investments in Real Estate

We apply the acquisition method to all acquired real estate investments.  The purchase consideration of the real estate, which for real estate acquired on or after October 1, 2017 includes the transaction costs incurred in connection with such acquisitions, is recorded at fair value to the acquired tangible assets, consisting primarily of land, land improvements, building and improvements, tenant improvements, and furniture, fixtures, and equipment, and identified intangible assets and liabilities, consisting of the value of acquired above-market and below-market leases, in-place leases and ground leases, if any, based in each case on their respective fair values.  Loan premiums, in the case of above-market rate loans, or loan discounts, in the case of below-market rate loans, are recorded based on the fair value of any loans assumed in connection with acquiring the real estate.

The fair value of the tangible assets of an acquired property is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land (or acquired ground lease if the land is subject to a ground lease), land improvements, building and improvements, and tenant improvements based on management’s determination of the relative fair values of these assets.  Management determines the as-if-vacant fair value of a property using methods similar to those used by independent appraisers.  Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute similar leases.  In estimating carrying costs, management includes real estate taxes, insurance and other operating expenses, and estimates of lost rental revenue during the expected lease-up periods based on current market demand.  Management also estimates costs to execute similar leases, including leasing commissions, legal, and other related costs.

In allocating the purchase consideration of the identified intangible assets and liabilities of an acquired property, above-market, below-market, and in-place lease values are recorded based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases measured over a period equal to the remaining non-cancelable term of the lease, and for below-market leases, over a period equal to the initial term plus any below-market fixed-rate renewal periods.  Acquired above-market and below-market leases are amortized and recorded to rental and other property income over the initial terms of the respective leases.

The aggregate value of other acquired intangible assets, consisting of in-place leases and tenant relationships, is measured by the estimated cost of operations during a theoretical lease-up period to replace in-place leases, including lost revenues and any unreimbursed operating expenses, plus an estimate of deferred leasing commissions for in-place leases.  The value of in-place leases is amortized to expense over the remaining non-cancelable periods of the respective leases.  If a lease is terminated prior to its stated expiration, all unamortized amounts relating to that lease are written-off.

Real estate acquisitions are recorded at cost as of the acquisition date.  Costs related to the acquisition of properties are expensed as incurred for acquisitions that occurred prior to October 1, 2017.  For acquisitions occurring on or after October 1, 2017, we will conduct an analysis to determine if the acquisition constitutes a business combination or an asset purchase.  If the acquisition constitutes a business combination, then transaction costs will be expensed as incurred, and if the acquisition constitutes an asset purchase, then transaction costs will be capitalized.  Investments in real estate are stated at depreciated cost.  Depreciation and amortization are recorded on a straight line basis over the estimated useful lives.

Improvements and replacements are capitalized when they extend the useful life, increase capacity, or improve the efficiency of the asset.  Ordinary repairs and maintenance are expensed as incurred.

Investments in real estate are evaluated for impairment on a quarterly basis or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount to the future net cash flows, undiscounted and without interest, expected to be generated by the asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets.  The estimated fair value of the asset group identified for step two of the impairment testing under GAAP is based on either the income approach with market discount rate, terminal capitalization rate and rental rate assumptions being most critical, or on the sales comparison approach to similar properties.  Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell.  We recognized impairment of long-lived assets of $13,100,000, $0 and $0 during the years ended December 31, 2017, 2016 and 2015, respectively.  For further information regarding this impairment, refer to Note 3 to our consolidated financial statements as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 included in this Information Statement.

Estimates regarding the allocation of purchase price and the evaluation of impairment require significant judgment, and some of these estimates involve complex calculations.  These assessments have a direct impact on our results of operations as the allocations and evaluations impact the amount and timing of depreciation and amortization expense we reflect in our consolidated financial statements.

Loans Receivable

Our loans receivable are carried at their unamortized principal balance less unamortized acquisition discounts and premiums, retained loan discounts and loan loss reserves.  For loans originated under the SBA 7(a) Program, we sell the portion of the loan that is guaranteed by the SBA.  Upon sale of the SBA guaranteed portion of the loans, which are accounted for as sales, the unguaranteed portion of the loan retained by us is valued on a fair value basis and a discount is recorded as a reduction in basis of the retained portion of the loan.

On March 11, 2014, the carrying value of our loans was adjusted to estimated fair market value and acquisition discounts of $33,907,000 were recorded, which are being accreted to interest and other income using the effective interest method.  We sold substantially all of our commercial mortgage loans with unamortized acquisition discounts of $15,951,000 to an unrelated third-party in December 2015.  Acquisition discounts of $1,301,000 remained as of December 31, 2017 which have not yet been accreted to income.

A loan receivable is generally classified as non-accrual (a “Non-Accrual Loan”) if (i) it is past due as to payment of principal or interest for a period of 60 days or more, (ii) any portion of the loan is classified as doubtful or is charged-off or (iii) the repayment in full of the principal and/or interest is in doubt.  Generally, loans are charged-off when management determines that we will be unable to collect any remaining amounts due under the loan agreement, either through liquidation of collateral or other means.  Interest income, included in interest and other income or discontinued operations, on a Non-Accrual Loan is recognized on either the cash basis or the cost recovery basis.

On a quarterly basis, and more frequently if indicators exist, we evaluate the collectability of our loans receivable.  Our evaluation of collectability involves judgment, estimates, and a review of the ability of the borrower to make principal and interest payments, the underlying collateral and the borrowers’ business models and future operations in accordance with ASC 450-20, Contingencies—Loss Contingencies, and ASC 310-10, Receivables.  For the years ended December 31, 2017, 2016 and 2015, we recorded $97,000, $(206,000) and $328,000 impairment (recovery) on our loans receivable, respectively.  We establish a general loan loss reserve when available information indicates that it is probable a loss has occurred based on the carrying value of the portfolio and the amount of the loss can be reasonably estimated.  Significant judgment is required in determining the general loan loss reserve, including estimates of the likelihood of default and the estimated fair value of the collateral.  The general loan loss reserve includes those loans, which may have negative characteristics which have not yet become known to us.  In addition to the reserves established on loans not considered impaired that have been evaluated under a specific evaluation, we establish the general loan loss reserve using a consistent methodology to determine a loss percentage to be applied to loan balances.  These loss percentages are based on many factors, primarily cumulative and recent loss history and general economic conditions.

The evaluation of the collectability of our loans receivable is highly subjective and is based in part on factors that could differ materially from actual results in future periods.  If these factors change, we may recognize an impairment loss, which could be material.

Accounts Receivable

Accounts receivable are carried net of the allowances for uncollectible amounts.  Management’s determination of the adequacy of these allowances is based primarily upon evaluation of historical loss experience, individual receivables, current economic conditions, and other relevant factors.  The allowances are increased or decreased through the provision for bad debts.  If our estimates of collectability differ from the cash received, the timing and amount of our reported revenue could be impacted.

Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.  The excess of rents recognized over amounts contractually due pursuant to the underlying leases is recorded as deferred rent.  If the lease provides for tenant improvements, we determine whether the tenant improvements, for accounting purposes, are owned by the tenant or us.  When we are the owner of the tenant improvements, the tenant is not considered to have taken physical possession or have control of the physical use of the leased asset until the tenant improvements are substantially completed.  When the tenant is considered the owner of the improvements, any tenant improvement allowance that is funded is treated as incentive.  Lease incentives paid to tenants are included in other assets and amortized as a reduction to rental revenue on a straight-line basis over the term of the related lease.

Reimbursements from tenants, consisting of amounts due from tenants for common area maintenance, real estate taxes, insurance, and other recoverable costs, are recognized as revenue in the period the expenses are incurred.  Tenant reimbursements are recognized and presented on a gross basis when we are the primary obligor with respect to incurring expenses and with respect to having the credit risk.

In addition to minimum rents, certain leases provide for additional rents based upon varying percentages of tenants’ sales in excess of annual minimums.  Percentage rent is recognized once lessees’ specified sales targets have been met.

We derive parking revenues from leases with third-party operators.  Our parking leases provide for additional rents based upon varying percentages of tenants’ sales in excess of annual minimums.  Parking percentage rent is recognized once lessees’ specific sales targets have been met.

Hotel room sales are recognized upon daily occupancy.  Other hotel revenues are recognized as earned upon facility use or food and beverage consumption.

Interest income included in interest and other income or discontinued operations consists of interest earned on loans and our short-term investments and the accretion of net loan origination fees and discounts.  Interest income on loans is accrued as earned with the accrual of interest suspended when the related loan becomes a Non-Accrual Loan.

Derivative Financial Instruments

As part of risk management and operational strategies, from time to time, we may enter into derivative contracts with various counterparties.  All derivatives are recognized on the balance sheet at their estimated fair value.  On the date that we enter into a derivative contract, we designate the derivative as a fair value hedge, a cash flow hedge, a foreign currency fair value or cash flow hedge, a hedge of a net investment in a foreign operation, or a trading or non-hedging instrument.

Changes in the estimated fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge, to the extent that the hedge is effective, are initially recorded in other comprehensive income, and are subsequently reclassified into earnings as a component of interest expense when the variability of cash flows of the hedged transaction affects earnings (e.g., when periodic settlements of a variable-rate asset or liability are recorded in earnings).  Any hedge ineffectiveness (which represents the amount by which the changes in the estimated fair value of the derivative differ from the variability in the cash flows of the forecasted transaction) is recognized in current-period earnings as a component of interest expense.  When an interest rate swap designated as a cash flow hedge no longer qualifies for hedge accounting, we recognize changes in estimated fair value of the hedge previously deferred to accumulated other comprehensive income, along with any changes in estimated fair value occurring thereafter, through earnings.  We classify cash flows from interest rate swap agreements as net cash provided from operating activities on the consolidated statements of cash flows as our accounting policy is to present the cash flows from the hedging instruments in the same category in the consolidated statements of cash flows as the category for the cash flows from the hedged items.

Income Taxes

We have elected to be taxed as a REIT under the provisions of the Code.  To the extent we qualify for taxation as a REIT, we generally will not be subject to a federal corporate income tax on our taxable income that is distributed to our stockholders.  We may, however, be subject to certain federal excise taxes and state and local taxes on our income and property.  If we fail to qualify as a REIT in any taxable year, we will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and will not be able to qualify as a REIT for four subsequent taxable years.  In order to remain qualified as a REIT under the Code, we must satisfy various requirements in each taxable year, including, among others, limitations on share ownership, asset diversification, sources of income, and the distribution of at least 90% of our taxable income within the specified time in accordance with the Code.

We have wholly-owned taxable REIT subsidiaries which are subject to federal income taxes.  The income generated from the taxable REIT subsidiaries is taxed at normal corporate rates.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

We have established a policy on classification of penalties and interest related to audits of our federal and state income tax returns.  If incurred, our policy for recording interest and penalties associated with audits will be to record such items as a component of general and administrative expense.  Penalties, if incurred, will be recorded in general and administrative expense and interest paid or received will be recorded in interest expense or interest income, respectively, in our consolidated statements of operations.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current period.  We have reviewed all open tax years and concluded that the application of ASC 740 resulted in no material effect to our consolidated financial position or results of operations.

Assets Held for Sale and Discontinued Operations

We classify assets as held for sale, if material, when they meet the necessary criteria, which include: a) management commits to and actively embarks upon a plan to sell the assets, b) the assets to be sold are available for immediate sale in their present condition, c) the sale is expected to be completed within one year under terms usual and customary for such sales and d) actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.  We generally believe that we meet these criteria when the plan for sale has been approved by our Board of Directors, there are no known significant contingencies related to the sale and management believes it is probable that the sale will be completed within one year.

Assets held for sale are recorded at the lower of cost or estimated fair value less cost to sell.  In addition, if we were to determine that the asset disposal associated with assets held for sale or disposed of represents a strategic shift, the revenues, expenses and net gain (loss) on dispositions would be recorded in discontinued operations for all periods presented through the date of the applicable disposition.

Redeemable Preferred Stock

Beginning on the date of original issuance of any given shares of Series A Preferred Stock, the holder of such shares has the right to require the Company to redeem such shares at a redemption price equal to the Series A Stated Value, less a redemption fee, plus accrued and unpaid dividends, until the fifth anniversary of such issuance.  From and after the fifth anniversary of the date of the original issuance, the holder will have the right to require the Company to redeem such shares at a redemption price of 100% of the Series A Stated Value, plus accrued and unpaid dividends, without a redemption fee, and the Company will have the right (but not the obligation) to redeem such shares at 100% of the Series A Stated Value, plus accrued and unpaid dividends.  The applicable redemption price payable upon redemption of any Series A Preferred Stock will be in cash or, on or after the first anniversary of the issuance of such shares of Series A Preferred Stock to be redeemed, in the Company’s sole discretion, in cash or in equal value through the issuance of shares of Common Stock, based on the volume weighted average price of our Common Stock for the 20 trading days prior to the redemption.  Since a holder of Series A Preferred Stock has the right to request redemption of such shares and redemptions prior to the first anniversary are to be paid in cash, we have recorded the activity related to our Series A Preferred Stock in temporary equity.  We recorded the activity related to our Series A Preferred Warrants in permanent equity.  On the first anniversary of the date of original issuance of a particular share of Series A Preferred Stock, we intend to reclassify such share of Series A Preferred Stock from temporary equity to permanent equity because the feature giving rise to temporary equity classification, the requirement to satisfy redemption requests in cash, lapses on the first anniversary date.  Proceeds and expenses from the sale of the Series A Preferred Units are allocated to the Series A Preferred Stock and Series A Preferred Warrants using their relative fair values on the date of issuance.

Our Series L Preferred Stock is redeemable at the option of the holder or the Company.  From and after the fifth anniversary of the date of original issuance of the Series L Preferred Stock, each holder will have the right to require the Company to redeem, and the Company will also have the option to redeem (subject to certain conditions), such shares of Series L Preferred Stock at a redemption price equal to the stated value of the Series L Preferred Stock (presently $28.37), plus, provided certain conditions are met, all accrued and unpaid distributions.  Notwithstanding the foregoing, a holder of shares of our Series L Preferred Stock may require us to redeem such shares at any time prior to the fifth anniversary of the date of original issuance of the Series L Preferred Stock if (1) we do not declare and pay in full the distributions on the Series L Preferred Stock for any annual period prior to such fifth anniversary (provided that the first distribution on the Series L Preferred Stock is not payable until January 2019) or (2) we do not declare and pay all accrued and unpaid distributions on the Series L Preferred Stock for all past dividend periods prior to the applicable holder redemption date.  The applicable redemption price payable upon redemption of any Series L Preferred Stock will be made, in the Company’s sole discretion, in the form of (A)  cash in Israeli new shekels (“ILS”) at the then-current currency exchange rate determined in accordance with the Articles Supplementary designating the terms of the Series L Preferred Stock, (B) in equal value through the issuance of shares of Common Stock, with the value of such Common Stock to be deemed the lower of (i) our NAV per share of our Common Stock as most recently published by the Company as of the effective date of redemption and (ii) the volume-weighted average price of our Common Stock, determined in accordance with the Articles Supplementary defining the terms of the Series L Preferred Stock, or (C) in a combination of cash in ILS and our Common Stock, based on the conversion mechanisms set forth in (A) and (B), respectively.  We recorded the activity related to our Series L Preferred Stock in permanent equity.

We have prepared an estimate of the per share value of our Series A Preferred Stock as of December 31, 2017 in order to assist broker-dealers that are participating in our public offering of Series A Preferred Stock in meeting their obligations under applicable FINRA rules.  This estimate utilizes the fair values of our investments in real estate and certain lending assets as well as the carrying amounts of our other assets and liabilities, in each case as of December 31, 2017 (the “Calculated Assets and Liabilities”).  Specifically, we divided (i) the fair values of our investments in real estate and certain lending assets and the carrying amounts of our other assets less the carrying amounts of our liabilities, in each case as of December 31, 2017, by (ii) the number of shares of Series A Preferred Stock outstanding as of that date.  The fair values of our investments in real estate and certain lending assets were determined with material assistance from third-party appraisal firms engaged to value our investments in real estate and certain lending assets, in each case in accordance with standards set forth by the American Institute of Certified Public Accountants.  We believe our methodology of determining the Calculated Assets and Liabilities conforms to standard industry practices and is reasonably designed to ensure it is reliable.  Because the calculation resulted in an amount greater than the Series A Stated Value, we have determined that the estimated value of our Series A Preferred Stock, as of December 31, 2017, is $25.00 per share, plus accrued and unpaid dividends.

Dividends

Holders of Series A Preferred Stock are entitled to receive, if, as and when authorized by our Board of Directors, and declared by us out of legally available funds, cumulative cash dividends on each share of Series A Preferred Stock at an annual rate of 5.5% of the Series A Stated Value (i.e., the equivalent of $0.34375 per share per quarter).  Dividends on each share of Series A Preferred Stock begin accruing on, and are cumulative from, the date of issuance.  Dividends are payable on the 15th day of the month, or if such day is not a business day, on the first business day thereafter, following the quarter for which the dividend was declared.  We expect to pay dividends on our Series A Preferred Stock quarterly, unless our results of operations, our general financing conditions, general economic conditions, applicable provisions of the MGCL or other factors make it imprudent to do so.  The timing and amount of such dividends will be determined by our Board of Directors, in its sole discretion, and may vary from time to time.  Dividends declared on our Series A Preferred Stock for the years ended December 31, 2017 and 2016 and for the nine months ended September 30, 2018 consist of the following:

			Dividends
Declaration Date	Payment Date	Number of Shares	Declared
			(in thousands)
August 22, 2018	October 15, 2018	2,457,119	$769
June 4, 2018	July 16, 2018	2,149,863	$662
March 6, 2018	April 16, 2018	1,674,841	$493
December 6, 2017	January 16, 2018	1,285,304	$249
September 7, 2017	October 16, 2017	568,921	$138
June 12, 2017	July 17, 2017	308,775	$72
March 8, 2017	April 17, 2017	144,698	$31
December 6, 2016	January 17, 2017	61,435	$9

On December 4, 2018, we declared a dividend of $0.34375 per share of our Series A Preferred Stock, or portion thereof for issuances during the period from October 1, 2018 to December 31, 2018, to be paid on January 15, 2019 to the holders of Series A Preferred Stock of record at the close of business on January 5, 2019.

Holders of Series L Preferred Stock are entitled to receive, if, as and when authorized by our Board of Directors, and declared by us out of legally available funds, cumulative cash dividends on each share of Series L Preferred Stock at an annual rate of 5.5% of the stated value of the Series L Preferred Stock (i.e., the equivalent of $1.56035 per share per year).  Dividends on each share of Series L Preferred Stock are cumulative from the date of issuance.  Cash dividends on shares of Series L Preferred Stock are paid annually, with the first distribution payable in January 2019 for the period from the date of issuance through December 31, 2018.  If the Company fails to timely declare distributions or fails to timely pay distributions on the Series L Preferred Stock, the annual dividend rate of the Series L Preferred Stock will temporarily increase by 1.0% per year, up to a maximum rate of 8.5%.

On December 4, 2018, we declared an annual dividend of $1.56035 per share of our Series L Preferred Stock. The dividend to be paid for 2018 will also include a prorated dividend to cover the period from and including the original date of issuance of the Series L Preferred Stock to and including December 31, 2017.  The dividend will be paid on January 17, 2019 to the holders of Series L Preferred Stock of record as of the close of business on December 31, 2018.

Holders of our Common Stock are entitled to receive dividends, if, as and when authorized by the Board of Directors and declared by us out of legally available funds.  In determining our dividend policy, the Board of Directors considers many factors including the amount of cash resources available for dividend distributions, capital spending plans, cash flow, financial position, applicable requirements of the MGCL, any applicable contractual restrictions, and future growth in NAV and cash flow per share prospects.  Consequently, the dividend rate on a quarterly basis does not necessarily correlate directly to any individual factor.  There can be no assurance that the future dividends declared by our Board of Directors will not differ materially from historical dividend levels, and following the Potential Recapitalization (if it occurs), the Company would reevaluate its dividend policy.  Dividends per share of Common Stock declared during the years ended December 31, 2017 and 2016 and during the nine months ended September 30, 2018 consist of the following:

Declaration Date	Payment Date	Type (1)	Dividend Per Common Share
August 22, 2018	September 25, 2018	Regular Quarterly	$0.12500
June 4, 2018	June 28, 2018	Regular Quarterly	$0.12500
March 6, 2018	March 29, 2018	Regular Quarterly	$0.12500
December 18, 2017	January 11, 2018	Special Cash	$0.73000
December 6, 2017	December 28, 2017	Regular Quarterly	$0.12500
September 7, 2017	September 25, 2017	Regular Quarterly	$0.12500
June 12, 2017	June 27, 2017	Special Cash	$1.98000
June 12, 2017	June 27, 2017	Regular Quarterly	$0.12500
April 5, 2017	April 24, 2017	Special Cash	$0.28000
March 8, 2017	March 27, 2017	Regular Quarterly	$0.21875
December 6, 2016	December 23, 2016	Regular Quarterly	$0.21875
September 12, 2016	September 28, 2016	Regular Quarterly	$0.21875
June 10, 2016	June 28, 2016	Regular Quarterly	$0.21875
March 8, 2016	March 29, 2016	Regular Quarterly	$0.21875

(1)  Urban II waived its right to receive the April 24, 2017, June 27, 2017, and January 11, 2018 special cash dividends.

On December 4, 2018, we declared a dividend of $0.125 per share of our Common Stock, to be paid on December 27, 2018 to the holders of Common Stock of record at the close of business on December 14, 2018.

ANNEX C:  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The fair value of our mortgages payable is sensitive to fluctuations in interest rates.  Discounted cash flow analysis is generally used to estimate the fair value of our mortgages payable, using rates ranging from 4.75% to 4.76% at September 30, 2018 and 4.15% to 4.28% at December 31, 2017.  Mortgages payable with book values of $414,896,000 and $414,760,000 as of September 30, 2018 and December 31, 2017, respectively, have fair values of approximately $400,522,000 and $413,819,000, respectively.

Our future income, cash flow and fair values relevant to financial instruments are dependent upon prevalent market interest rates.  Market risk refers to the risk of loss from adverse changes in market prices and interest rates.  We are exposed to market risk in the form of changes in interest rates and the potential impact such changes may have on the cash flows from our floating rate debt or the fair values of our fixed rate debt.  At September 30, 2018 and December 31, 2017 (excluding premiums, discounts, debt issuance costs and any impact related to the interest rate swaps), $416,300,000 (or 62.3%) and $416,300,000 (or 65.7%) of our debt, respectively, was fixed rate mortgage loans, and $251,852,000 (or 37.7%) and $217,761,000 (or 34.3%), respectively, was floating rate borrowings.  Based on the level of floating rate debt outstanding at September 30, 2018 and December 31, 2017, and before the impact of the interest rate swaps, a 12.5 basis point change in LIBOR would result in an annual impact to our earnings of approximately $315,000 and $272,000, respectively.  We calculate interest rate sensitivity by multiplying the amount of floating rate debt by the respective change in rate.  The sensitivity analysis does not take into consideration possible changes in the balances or fair value of our floating rate debt or the impact of interest rate swaps.

In order to manage financing costs and interest rate exposure related to our one-month LIBOR indexed variable rate borrowings, on August 13, 2015, we entered into interest rate swap agreements with multiple counterparties.  These swap agreements became effective on November 2, 2015.  These interest rate swaps effectively converted the interest rate on our term loan facility into a fixed weighted average rate of 1.563% plus the credit spread, which was 1.60% at September 30, 2018 and December 31, 2017, or an all-in rate of 3.16%.  On August 3, 2017, we repaid $65,000,000 of outstanding one-month LIBOR indexed variable rate borrowings and we terminated three interest rate swaps with an aggregate notional value of $65,000,000.  In addition, on November 29, 2017, we repaid $150,000,000 of outstanding one-month LIBOR indexed variable rate borrowings and we terminated four interest rate swaps with an aggregate notional value of $150,000,000.  Our use of these derivative instruments to hedge exposure to changes in interest rates exposes us to credit risk from the potential inability of our counterparties to perform under the terms of the agreements.  We attempt to minimize this credit risk by contracting with what we believe to be high-quality financial counterparties.  For a description of our derivative contracts, see Note 12 to our consolidated financial statements included in this Information Statement.

C-1